
                                                                    EXHIBIT 10.1


                      AMENDED AND RESTATED CREDIT AGREEMENT

                                   dated as of

                                  July 25, 2002

                                      among

                          STONE CONTAINER CORPORATION,
                      SMURFIT-STONE CONTAINER CANADA INC.,

                            The Lenders Party Hereto,

                             JPMORGAN CHASE BANK and
                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                   as Agents,

                              JPMORGAN CHASE BANK,

                              as Syndication Agent,

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                             as Administrative Agent

                                       and

                        DEUTSCHE BANK AG, CANADA BRANCH,

                        as Canadian Administrative Agent

                    -----------------------------------------

         J.P. MORGAN SECURITIES INC. and DEUTSCHE BANK SECURITIES INC.,

                   as Joint Bookrunners and Co-Lead Arrangers

                                       and

                 BANK OF AMERICA, N.A. and SCOTIA CAPITAL INC.,

                           as Co-Documentation Agents

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                                TABLE OF CONTENTS

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
                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.     DEFINED TERMS...................................................................2
SECTION 1.02.     TERMS GENERALLY................................................................36
SECTION 1.03.     CLASSIFICATION OF LOANS AND BORROWINGS.........................................36
SECTION 1.04.     EXCHANGE RATE CALCULATIONS.....................................................37

                                   ARTICLE II

                                   THE CREDITS

SECTION 2.01.     COMMITMENTS AND LOANS..........................................................37
SECTION 2.02.     LOANS..........................................................................38
SECTION 2.03.     NOTICE OF BORROWINGS...........................................................41
SECTION 2.04.     REPAYMENT OF LOANS; EVIDENCE OF DEBT...........................................41
SECTION 2.05.     FEES...........................................................................43
SECTION 2.06.     INTEREST ON LOANS..............................................................44
SECTION 2.07.     DEFAULT INTEREST...............................................................45
SECTION 2.08.     ALTERNATE RATE OF INTEREST.....................................................46
SECTION 2.09.     TERMINATION AND REDUCTION OF COMMITMENTS.......................................46
SECTION 2.10.     CONVERSION AND CONTINUATION OF BORROWINGS......................................47
SECTION 2.11.     REPAYMENT OF TERM BORROWINGS...................................................49
SECTION 2.12.     OPTIONAL PREPAYMENTS...........................................................50
SECTION 2.13.     MANDATORY PREPAYMENTS..........................................................51
SECTION 2.14.     RESERVE REQUIREMENTS; CHANGE IN CIRCUMSTANCES; INCREASED COSTS.................55
SECTION 2.15.     CHANGE IN LEGALITY.............................................................57
SECTION 2.16.     INDEMNITY......................................................................58
SECTION 2.17.     PRO RATA TREATMENT.............................................................59
SECTION 2.18.     SHARING OF SETOFFS AND REALIZATION OF SECURITY.................................59
SECTION 2.19.     PAYMENTS.......................................................................60
SECTION 2.20.     TAXES..........................................................................60
SECTION 2.21.     DUTY TO MITIGATE; ASSIGNMENT OF COMMITMENTS UNDER CERTAIN CIRCUMSTANCES........64
SECTION 2.22.     SWINGLINE LOANS................................................................65
SECTION 2.23.     BANKERS' ACCEPTANCES...........................................................66
SECTION 2.24.     INCREASE IN TERM LOAN COMMITMENTS..............................................69


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
                                   ARTICLE III

                                LETTERS OF CREDIT

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01.     ORGANIZATION; POWERS...........................................................76
SECTION 4.02.     AUTHORIZATION..................................................................77
SECTION 4.03.     ENFORCEABILITY.................................................................77
SECTION 4.04.     GOVERNMENTAL APPROVALS.........................................................77
SECTION 4.05.     FINANCIAL STATEMENTS...........................................................78
SECTION 4.06.     NO MATERIAL ADVERSE CHANGE.....................................................78
SECTION 4.07.     TITLE TO PROPERTIES; POSSESSION UNDER LEASES...................................78
SECTION 4.08.     SUBSIDIARIES...................................................................78
SECTION 4.09.     LITIGATION; COMPLIANCE WITH LAWS...............................................79
SECTION 4.10.     AGREEMENTS.....................................................................79
SECTION 4.11.     FEDERAL RESERVE REGULATIONS....................................................79
SECTION 4.12.     INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT.....................79
SECTION 4.13.     TAX RETURNS....................................................................79
SECTION 4.14.     NO MATERIAL MISSTATEMENTS......................................................80
SECTION 4.15.     EMPLOYEE BENEFIT PLANS.........................................................80
SECTION 4.16.     ENVIRONMENTAL AND SAFETY MATTERS...............................................81
SECTION 4.17.     SOLVENCY.......................................................................82
SECTION 4.18.     SECURITY DOCUMENTS.............................................................83
SECTION 4.19.     LABOR MATTERS..................................................................84
SECTION 4.20.     LOCATION OF REAL PROPERTY......................................................84
SECTION 4.21.     PATENTS, TRADEMARKS, ETC.......................................................84
SECTION 4.22.     SURVIVAL OF WARRANTIES.........................................................84

                                    ARTICLE V

                                   CONDITIONS

SECTION 5.01.     ALL CREDIT EVENTS..............................................................85
SECTION 5.02.     CONDITIONS PRECEDENT TO THE RESTATEMENT DATE...................................85

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

SECTION 6.01.     EXISTENCE; BUSINESSES AND PROPERTIES...........................................88
SECTION 6.02.     INSURANCE......................................................................88


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
SECTION 6.03.     OBLIGATIONS AND TAXES..........................................................88
SECTION 6.04.     FINANCIAL STATEMENTS, REPORTS, ETC.............................................89
SECTION 6.05.     LITIGATION AND OTHER NOTICES...................................................90
SECTION 6.06.     BENEFIT PLANS..................................................................91
SECTION 6.07.     MAINTAINING RECORDS; ACCESS TO PROPERTIES AND INSPECTIONS......................91
SECTION 6.08.     USE OF PROCEEDS................................................................92
SECTION 6.09.     COMPLIANCE WITH LAW............................................................92
SECTION 6.10.     FURTHER ASSURANCES.............................................................92
SECTION 6.11.     MATERIAL CONTRACTS.............................................................93
SECTION 6.12.     ENVIRONMENTAL MATTERS..........................................................93

                                   ARTICLE VII

                               NEGATIVE COVENANTS

SECTION 7.01.     INDEBTEDNESS...................................................................94
SECTION 7.02.     LIENS..........................................................................96
SECTION 7.03.     SALE/LEASEBACK TRANSACTIONS....................................................98
SECTION 7.04.     INVESTMENTS, LOANS AND ADVANCES................................................98
SECTION 7.05.     MERGERS, CONSOLIDATIONS, SALES OF ASSETS AND ACQUISITIONS.....................100
SECTION 7.06.     RESTRICTED PAYMENTS...........................................................102
SECTION 7.07.     TRANSACTIONS WITH STOCKHOLDERS AND AFFILIATES.................................103
SECTION 7.08.     BUSINESS......................................................................103
SECTION 7.09.     LIMITATIONS ON DEBT PREPAYMENTS...............................................103
SECTION 7.10.     AMENDMENT OF CERTAIN DOCUMENTS................................................104
SECTION 7.11.     LIMITATION ON DISPOSITIONS OF STOCK OF SUBSIDIARIES...........................105
SECTION 7.12.     RESTRICTIONS ON ABILITY OF SUBSIDIARIES TO PAY DIVIDENDS......................105
SECTION 7.13.     CAPITAL EXPENDITURES..........................................................105
SECTION 7.14.     CONSOLIDATED EBITDA...........................................................106
SECTION 7.15.     INTEREST COVERAGE RATIO.......................................................106
SECTION 7.16.     DISPOSITION OF COLLATERAL AND OTHER ASSETS....................................107
SECTION 7.17.     FISCAL YEAR...................................................................107

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

                                   ARTICLE IX

 THE AGENTS, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE FACING AGENT


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
                                    ARTICLE X

                         COLLECTION ALLOCATION MECHANISM

SECTION 10.01.    IMPLEMENTATION OF CAM.........................................................115
SECTION 10.02.    LETTERS OF CREDIT.............................................................116
SECTION 10.03.    CONVERSION....................................................................117

                                   ARTICLE XI

                                  MISCELLANEOUS

SECTION 11.01.    NOTICES.......................................................................118
SECTION 11.02.    SURVIVAL OF AGREEMENT.........................................................118
SECTION 11.03.    BINDING EFFECT................................................................119
SECTION 11.04.    SUCCESSORS AND ASSIGNS........................................................119
SECTION 11.05.    EXPENSES; INDEMNITY...........................................................122
SECTION 11.06.    RIGHT OF SETOFF...............................................................123
SECTION 11.07.    APPLICABLE LAW................................................................124
SECTION 11.08.    WAIVERS; AMENDMENT............................................................124
SECTION 11.09.    RELEASE OF COLLATERAL.........................................................125
SECTION 11.10.    INTEREST RATE LIMITATION......................................................125
SECTION 11.11.    ENTIRE AGREEMENT..............................................................126
SECTION 11.12.    WAIVER OF JURY TRIAL..........................................................126
SECTION 11.13.    SEVERABILITY..................................................................126
SECTION 11.14.    HEADINGS......................................................................126
SECTION 11.15.    CONFIDENTIALITY...............................................................126
SECTION 11.16.    JURISDICTION; CONSENT TO SERVICE OF PROCESS...................................127
SECTION 11.17.    FLORIDA REAL PROPERTY.........................................................128
SECTION 11.18.    EFFECT OF RESTATEMENT.........................................................128
SECTION 11.19.    JUDGMENT CURRENCY.............................................................128
SECTION 11.20.    CERTAIN RELATIONSHIPS.........................................................129


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SCHEDULES:

Schedule 1.01(a): Existing Letters of Credit
Schedule 1.01(b): Guarantors
Schedule 1.01(c): Material Subsidiaries
Schedule 1.01(d): Mortgaged Properties
Schedule 1.01(e): Mortgages
Schedule 1.01(f): Receivables Program Documents
Schedule 1.01(g): Liability Management Transactions
Schedule 2.01: Commitments
Schedule 4.07: Certain Title Matters
Schedule 4.08: Subsidiaries of the Borrowers
Schedule 4.09: Litigation and Compliance with Laws
Schedule 4.16: Environmental Matters
Schedule 4.18(b): Lien Filing Offices
Schedule 4.18(c): Mortgage Filing Offices
Schedule 4.19: Labor Matters
Schedule 4.20: Real Properties
Schedule 5.02(a): Local Counsel
Schedule 7.01: Indebtedness
Schedule 7.02(a)(iv): Liens
Schedule 7.02(a)(xiii): Certain Permitted Liens
Schedule 7.04: Certain Investments
Schedule 7.12: Subsidiary Dividend Exceptions

EXHIBITS:

Exhibit A:     Form of Administrative Questionnaire
Exhibit B:     Form of Assignment and Acceptance
Exhibit C-1:   Form of SSC Canada Subsidiary Guarantee Agreement
Exhibit C-2:   Form of Quebec Subsidiary Guarantee Agreement
Exhibit C-3:   Form of Stone Container Corporation Guarantee Agreement
Exhibit C-4:   Form of St. Laurent (U.S.) Subsidiary Guarantee Agreement
Exhibit C-5:   Form of Maryland Subsidiary Guarantee Agreement
Exhibit C-6:   Form of SCC Hodge, Inc. Amended and Restated Guarantee Agreement
Exhibit D:     Form of Mortgage
Exhibit E-1:   Form of Pledge Agreement (Canadian)
Exhibit E-2:   Form of St. Laurent (U.S.) Subsidiary Pledge Agreement
Exhibit E-3:   Form of SCC Hodge, Inc. Amended and Restated Pledge Agreement
Exhibit E-4:   Form of Smurfit-Stone Container Canada Inc. Pledge Agreement
Exhibit E-5:   Form of Stone Container Finance Company of Canada Second Amended
               and Restated  Pledge Agreement
Exhibit F-1:   Form of Security Agreement (Canadian)
Exhibit F-2:   Form of Stone Container Corporation Second Amended and Restated
               Security Agreement
Exhibit F-3:   Form of St. Laurent (U.S.) Subsidiary Security Agreement

Exhibit F-4:   Form of SCC Hodge, Inc. Amended and Restated Security Agreement
Exhibit G:     Form of Note
Exhibit H-1:   Form of Opinion of U.S. Counsel
Exhibit H-2:   Form of Opinion of Craig A. Hunt
Exhibit I-1:   Form of Opinion of Ontario Counsel
Exhibit I-2:   Form of Opinion of Quebec Counsel
Exhibit I-3:   Form of Opinion of Canadian Tax Counsel
Exhibit I-4:   Form of Opinion of Nova Scotia Counsel
Exhibit J:     Form of Opinion of Local Counsel
Exhibit K:     Form of Notice of Borrowing
Exhibit L:     Form of Notice of Conversion or Continuation
Exhibit M:     Form of Revolving Facility Letter of Credit Request
Exhibit N:     Form of Revolving (Canadian) Facility Letter of Credit Request

                    AMENDED AND RESTATED CREDIT AGREEMENT dated as of
               July 25, 2002 (as amended, restated, supplemented or otherwise modified from time to time, this "AGREEMENT"), among STONE CONTAINER CORPORATION, a Delaware corporation ("STONE"), SMURFIT-STONE CONTAINER CANADA INC., a corporation continued under the Companies Act (Nova Scotia) ("SSC CANADA" and, together with Stone, the "BORROWERS"), the lenders party hereto, JPMORGAN CHASE BANK, a New York banking corporation formerly known as The Chase Manhattan Bank ("JPMCB"), as agent for such lenders (an "AGENT"), DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation formerly known as Bankers Trust Company ("DB"), as agent for such lenders (an "AGENT"), as collateral agent for such lenders (the "COLLATERAL AGENT"), as administrative agent for such lenders (the "ADMINISTRATIVE AGENT"), as swingline lender (the "SWINGLINE LENDER") and as Revolving Facility Facing Agent (as defined herein), and DEUTSCHE BANK AG, CANADA BRANCH, an authorized foreign bank permitted to carry on business in Canada and listed in Schedule III of the Bank Act (Canada) ("DB CANADA"), as Canadian administrative agent for such lenders (the "CANADIAN ADMINISTRATIVE AGENT") and as Revolving (Canadian) Facility Facing Agent (as defined herein).

     Stone, the Existing Stone Lenders (such term, and each other capitalized term used but not defined in this preamble, having the definition assigned to it in ARTICLE I), JPMCB, as agent, and DB, as agent, administrative agent, facing agent and swingline lender, are parties to an Amended and Restated Credit Agreement dated as of March 31, 2000, as amended (as in effect on the date hereof, the "EXISTING STONE CREDIT AGREEMENT"), pursuant to which (a) the Existing Stone Lenders have extended credit in the form of the Existing Stone Loans and (b) DB, as facing agent, has extended credit in the form of the Existing Stone Letters of Credit.

     Stone, St. Laurent Paperboard Inc. (a predecessor of SSC Canada), the Existing SSC Canada Lenders, JPMCB, as agent, DB, as administrative agent and collateral agent, and Deutsche Bank Canada, as Canadian administrative agent and facing agent, are parties to a Credit Agreement dated as of May 31, 2000, as amended (as in effect on the date hereof, the "EXISTING SSC CANADA CREDIT AGREEMENT"), pursuant to which (a) the Existing SSC Canada Lenders have extended credit in the form of the Existing SSC Canada Loans and (b) Deutsche Bank Canada, as facing agent, has extended credit in the form of the Existing SSC Canada Letters of Credit.

     Stone has issued the Senior Notes due 2012 and has used the proceeds thereof, together with the proceeds of revolving loans under the Existing Stone Credit Agreement, to prepay in full the Tranche C Loans, the Tranche D Loans and the Tranche E Loans (in each case under and as defined in the Existing Stone Credit Agreement).

     The Borrowers have informed the Existing Stone Lenders, the Existing SSC Canada Lenders and the Term Lenders that (a) they wish to amend and restate the Existing Stone Credit Agreement in the form hereof and replace the Existing SSC Canada Credit Agreement with this

Agreement and (b) they wish to refinance in full the Existing Term Loans with the proceeds of new Term Loans to be made hereunder by the Term Lenders.

     The Required Lenders (as defined in the Existing Stone Credit Agreement) are willing to amend and restate the Existing Stone Credit Agreement, and the Term Lenders are willing to extend such additional credit to the Borrowers, in each case on the terms and subject to the conditions set forth herein.

     Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings specified below:

     "2849 BOND PLEDGE AGREEMENT" shall mean the bond re-pledge agreement dated as of the Restatement Date, entered into between 2849-8954 Quebec Inc. and the Collateral Agent, providing the terms pursuant to which the 2849 Bonds are to be held by the Collateral Agent, in its capacity as collateral agent and depositary of the 2849 Bonds for the benefit of the beneficiaries named therein.

     "2849 BONDS" shall mean any or all of the bonds issued from time to time by 2849-8954 Quebec Inc. pursuant to the 2849 Hypothec.

     "2849 HYPOTHEC" shall mean the Indenture and Deed of Hypothec and Issue of Bonds executed on May 23, 2000, and entered into between 2849-8954 Quebec Inc. and the Trustee, pursuant to the terms of which 2849-8954 Quebec Inc. has created, issued and secured 2849 Bonds in the maximum aggregate amount of Cdn.$1,500,000,000.

     "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

     "ACCEPTANCE FEE" shall mean a fee payable in Canadian Dollars by SSC Canada to the Canadian Administrative Agent for the account of a Revolving (Canadian) Lender with respect to the acceptance of a B/A or the making of a B/A Equivalent Loan on the date of such acceptance or loan, calculated on the face amount of the B/A or the B/A Equivalent Loan at the rate per annum applicable on such date as set forth in the row labeled "Eurodollar Revolving/ B/A Spread" in the definition of the term "Applicable Rate" set forth herein on the basis of the number of days in the applicable Contract Period (including the date of acceptance and excluding the date of maturity) and a year of 365 days (it being agreed that the rate per annum applicable to the B/A Equivalent Loan is equivalent to the rate per annum otherwise applicable to the Bankers' Acceptance which has been replaced by the making of such B/A Equivalent Loan pursuant to
SECTION 2.23).

     "ACQUIRED INDEBTEDNESS" is defined in Section 7.01(m).

     "ADJUSTED LIBO RATE" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves. For purposes hereof, the term "LIBO RATE" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to U.S. Dollar deposits in the London interbank market) at approximately 10:00 a.m., New York time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO RATE" with respect to such Eurodollar Borrowing for such Interest Period shall be the average of the respective rates per annum at which dollar deposits approximately equal in principal amount to the Administrative Agent's portion of such Eurodollar Borrowing and for a maturity comparable to such Interest Period are offered to the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 3:00 p.m., London time, two Business Days prior to the commencement of such Interest Period.

     "ADMINISTRATIVE AGENT" is defined in the preamble to this Agreement. Unless the context shall otherwise require, the term "Administrative Agent", when used in respect of payments and notices pertaining to Revolving (Canadian) Loans and Revolving (Canadian) Facility Letters of Credit, shall mean the Canadian Administrative Agent. The term "Administrative Agent" shall also include the Canadian Administrative Agent for purposes of the second proviso to
SECTION 11.08(b).

     "ADMINISTRATIVE QUESTIONNAIRE" shall mean an Administrative Questionnaire in the form of EXHIBIT A, or any other form supplied from time to time by the Administrative Agent.

     "AFFILIATE" shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. For purposes of this definition, neither any Lender nor any Affiliate of a Lender shall be deemed to be an Affiliate of either Borrower or any of the Subsidiaries solely by reason of its ownership of or right to vote any Indebtedness or equity securities of the Borrowers or any of the Subsidiaries.

     "AFTER-ACQUIRED MORTGAGE PROPERTY" shall mean a parcel (or adjoining parcels) of real property (including any improvements thereon and the machinery and equipment located therein) acquired by a Loan Party or any Subsidiary thereof after the Restatement Date that is not a Mortgaged Property and not otherwise excluded from the application of SECTION 6.10(c) by operation of the proviso to the first sentence of SECTION 6.10(c).

     "AGENT" is defined in the preamble to this Agreement.

     "AGENTS" shall mean JPMCB and DB.

     "AGREEMENT" is defined in the preamble to this Agreement.

     "ALTERNATE BASE RATE" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate (or, with respect to any ABR Revolving (Canadian) Loan, the U.S. Base
Rate) in effect on such day and (b) the Federal Funds Effective Rate in effect on such day PLUS 0.50%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the U.S. Base Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the U.S. Base Rate or the Federal Funds Effective Rate, respectively.

     "APPLICABLE PERCENTAGE" of any (a) Revolving Lender shall mean the percentage of the aggregate Revolving Credit Commitments represented by such Revolving Lender's Revolving Credit Commitment or (b) Revolving (Canadian) Lender shall mean the percentage of the aggregate Revolving (Canadian) Credit Commitments represented by such Revolving (Canadian) Lender's Revolving (Canadian) Credit Commitment. If the Revolving Credit Commitments or Revolving (Canadian) Credit Commitments, as applicable, shall have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Credit Commitments or Revolving (Canadian) Credit Commitments, as applicable, most recently in effect, giving effect to any assignments.

     "APPLICABLE RATE" shall mean, for any day, with respect to any (a) ABR Term Loan, (b) Eurodollar Term Loan, (c) ABR Revolving Loan, ABR Revolving (Supplemental) Loan, ABR Revolving (Canadian) Loan or Canadian Prime Rate Loan,
(d) Eurodollar Revolving Loan, Eurodollar Revolving (Supplemental) Loan, Eurodollar Revolving (Canadian) Loan or B/A Loan or (e) Commitment Fee in respect of unused Revolving Credit Commitments, unused Revolving (Supplemental) Credit Commitments and unused Revolving (Canadian) Credit Commitments, as the case may be, the applicable percentage set forth below under the caption (i) "ABR Term Loan Spreads", (ii) "Eurodollar Term Loan Spreads", (iii) "ABR Revolving/Canadian Prime Rate Spreads", (iv) "Eurodollar Revolving/ B/A Spreads" and (v) "Commitment Fee", as the case may be, based upon the Consolidated Leverage Ratio as of the relevant date of determination:

                                                                      ABR
        Consolidated              ABR Term         Eurodollar      Revolving/       Eurodollar        Commitment
       Leverage Ratio               Loan           Term Loan       Canadian         Revolving/           Fee
                                  Spreads           Spreads        Prime Rate          B/A
                                                                    Spreads          Spreads
---------------------------------------------------------------------------------------------------------------------
Greater than or equal               1.50%            2.50%            2.00%            3.00%            0.500%
to 4.00 to 1.00
---------------------------------------------------------------------------------------------------------------------
Greater than or equal to            1.25%            2.25%            1.75%            2.75%            0.500%
3.50 to 1.00 but less
than 4.00 to 1.00
---------------------------------------------------------------------------------------------------------------------
Greater than or equal               1.25%            2.25%            1.50%            2.50%            0.500%
to 3.00 to 1.00 but
less than 3.50 to 1.00
---------------------------------------------------------------------------------------------------------------------
Greater than or equal               1.25%            2.25%            1.25%            2.25%            0.375%
to 2.50 to 1.00 but
less than 3.00 to 1.00
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Less than 2.50 to                   1.25%            2.25%            1.00%            2.00%            0.375%
1.00
---------------------------------------------------------------------------------------------------------------------


Each change in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall be effective with respect to all Loans, Commitments and Letters of Credit on the date of delivery to the Administrative Agent of the financial statements and certificates required by SECTION 6.04(a) or (b) and
(c), respectively, based upon the Consolidated Leverage Ratio as of the end of the most recent fiscal quarter included in such financial statements so delivered, and shall remain in effect until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, at any time after the occurrence and during the continuance of an Event of Default, the Consolidated Leverage Ratio shall be deemed greater than or equal to 4.00 to 1.00 for purposes of determining the Applicable Rate.

     "ARRANGERS" shall mean J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc.

     "ASSET SALE" shall mean the sale, transfer or other disposition (including any casualty or condemnation) by either Borrower or any Subsidiary to any Person other than a wholly owned Subsidiary of (a) any capital stock in any Person (excluding capital stock in Stone issued or otherwise transferred to SSCC), (b) substantially all the assets of any geographic or other division or line of business of such Borrower or any of the Subsidiaries or (c) any Real Property or a portion of any Real Property or any other asset or assets (excluding any assets manufactured, constructed or otherwise produced or purchased for sale to others in the ordinary course of business, the sale or liquidation of any Permitted Investments and any Program Receivables) of such Borrower or any Subsidiary, PROVIDED that (i) any asset sale or series of related asset sales described in CLAUSE (c) above having a value not in excess of U.S.$3,000,000 shall not be deemed an "Asset Sale" for purposes of this Agreement and (ii) the sale of assets (other than Collateral) securing any Indebtedness permitted hereunder (other than the Loans) shall not be deemed to be an "Asset Sale" unless such Indebtedness shall be repaid, redeemed or repurchased in full with the proceeds of such asset sale (or any other payment made contemporaneously therewith).

     "ASSIGNMENT AND ACCEPTANCE" shall mean an assignment and acceptance entered into by a Lender and an assignee and, to the extent required by
SECTION 11.04(b), approved by the Borrowers, the Administrative Agent, the Swingline Lender and the Facing Agent, in the form of EXHIBIT B or such other form as shall be approved by the Administrative Agent.

     "B/A EQUIVALENT LOAN" has the meaning specified in SECTION 2.23(h).

     "B/A LOAN" shall mean a Borrowing comprised of one or more Bankers' Acceptances or, as applicable, B/A Equivalent Loans. For greater certainty, all provisions of this Agreement which are applicable to Bankers' Acceptances are also applicable, MUTATIS MUTANDIS, to B/A Equivalent Loans.

     "BANK ACT SECURITY" shall mean security delivered by SSC Canada to each Revolving (Canadian) Lender or Tranche C Lender which is a bank listed under
Schedule I, II or III of the Bank Act(Canada).

     "BANKERS' ACCEPTANCE" and "B/A" shall mean a non-interest bearing instrument denominated in Canadian Dollars, drawn by SSC Canada, and accepted by a Revolving (Canadian) Lender in accordance with this Agreement, and shall include a depository note within the meaning of the Depository Bills and Notes Act (Canada) and a bill of exchange within the meaning of the Bills of Exchange Act (Canada); and when used in conjunction with a "Loan" or a "Borrowing", shall include a B/A Equivalent Loan.

     "BOARD" shall mean the Board of Governors of the Federal Reserve System of the United States.

     "BONDHOLDERS" shall mean any or all holders of the Bonds.

     "BOND PLEDGE AGREEMENTS" shall mean, collectively, the SSC Canada Bond Pledge Agreement, the SSC Canada New Bond Pledge Agreement, the Francobec Company Bond Pledge Agreement and the 2849 Bond Pledge Agreement.

     "BONDS" shall mean any or all of the SSC Canada Bonds, the SSC Canada New Bonds, the Francobec Company Bonds or the 2849 Bonds.

     "BORROWER'S PORTION OF EXCESS CASH FLOW" shall mean, at any date of determination, the amount of Excess Cash Flow for the preceding full fiscal year of Stone commencing on or after January 1, 2002, and ending prior to the date of determination that (a) was not or is not required to be applied to the prepayment of Loans or the reduction of Commitments, in each case as described in SECTION 2.13(c), and (b) has not been utilized on or prior to the date of determination (i) to make Consolidated Capital Expenditures pursuant to the proviso in the first sentence of SECTION 7.13(a) or (b), as applicable, or (ii) to make Restricted Payments pursuant to SECTION 7.06(b).

     "BORROWERS" is defined in the preamble to this Agreement.

     "BORROWING" shall mean a group of Loans of a single Type made, converted or continued by the Lenders on a single date and as to which a single Interest Period is in effect.

     "BUSINESS DAY" shall mean any day (other than a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City and Chicago; PROVIDED, HOWEVER, that (a) when used in connection with a Eurodollar Loan or Eurodollar Borrowing, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market, (b) when used in connection with a Borrowing by SSC Canada, a Borrowing denominated in Canadian Dollars or a Revolving (Canadian) Facility Letter of Credit, the term "Business Day" shall also exclude any day on which banks are not open for business in Toronto or Montreal, and (c) when used in connection with a Letter of Credit, the term "Business Day" shall also exclude any day on which banks are not open for business in the jurisdiction in which the applicable lending office of the applicable Facing Agent is located.

     "CALCULATION DATE" shall mean (a) the last Business Day of each month, (b) the date of each notice of borrowing of Revolving (Canadian) Loans and (c) the Business Day preceding the issuance, amendment, extension or renewal of each Revolving (Canadian) Facility Letter of Credit.

     "CAM" shall mean the mechanism for the allocation and exchange of interests in the Credit Facilities and collections thereunder established under ARTICLE X.

     "CAM EXCHANGE" shall mean the exchange of the Lenders' interests provided for in SECTION 10.01.

     "CAM EXCHANGE DATE" shall mean the first date after the Restatement Date on which there shall occur (a) any event described in paragraph (g) or (h) of
ARTICLE VIII with respect to either Borrower or (b) an acceleration of the maturity of Loans pursuant to ARTICLE VIII.

     "CAM PERCENTAGE" shall mean, as to each Lender, a fraction, expressed as a decimal, of which (a) the numerator shall be the sum of (i) the aggregate Designated Obligations owed to such Lender and (ii) the LC Exposure, if any, of such Lender, in each case immediately prior to the CAM Exchange Date, and (b) the denominator shall be the sum of (i) the aggregate Designated Obligations owed to all the Lenders and (ii) the aggregate LC Exposure of all the Lenders, in each case immediately prior to such CAM Exchange Date. For purposes of computing each Lender's CAM Percentage, all Designated Obligations which shall be denominated in Canadian Dollars shall be translated into U.S. Dollars at the Exchange Rate in effect on the CAM Exchange Date.

     "CAMEO" shall mean Cameo Container Corporation, an Illinois corporation.

     "CAMEO NOTE" shall mean a promissory note in the principal amount up to U.S.$50,000,000 issued by Cameo in favor of Stone.

     "CANADIAN ADMINISTRATIVE AGENT" is defined in the preamble to this Agreement.

     "CANADIAN BENEFIT PLANS" shall mean all employee benefit plans of any nature or kind whatsoever that are not Canadian Pension Plans and are maintained or contributed to by SSC Canada or the other Canadian Subsidiaries.

     "CANADIAN DOLLAR EQUIVALENT" shall mean, on any date of determination, with respect to any amount in U.S. Dollars, the equivalent in Canadian Dollars of such amount determined by the Administrative Agent using the Exchange Rate then in effect.

     "CANADIAN DOLLARS" and "CDN.$" shall mean lawful currency of Canada.

     "CANADIAN GAAP" shall mean generally accepted accounting principles in Canada, as recommended from time to time by the Canadian Institute of Chartered Accountants, applied on a consistent basis.

     "CANADIAN PENSION PLANS" shall mean each plan which is considered to be a pension plan for the purposes of any applicable pension benefits standards statute and/or regulation in Canada established, maintained or contributed to by SSC Canada or the other Canadian Subsidiaries for its employees or former employees.

     "CANADIAN PRIME RATE" shall mean, for each day in any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times for such day be equal to the higher of (a) the annual rate of interest announced publicly by the Canadian Administrative Agent and in effect as its prime rate at its principal office in Toronto, Ontario on such day for determining interest rates on Canadian Dollar-denominated commercial loans made in Canada and (b) 0.75% per annum above the CDOR Rate in effect on such date; each change to the Canadian Prime Rate shall be effective on the date such change is publicly announced as being effective.

     "CANADIAN SUBSIDIARIES" shall mean the Subsidiaries organized under the laws of Canada or any province or other political subdivision thereof.

     "CAPITAL LEASE" is defined in the definition of the term "Capital Lease Obligations".

     "CAPITAL LEASE OBLIGATIONS" of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof (each, a "CAPITAL LEASE"), which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under U.S. GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with U.S. GAAP.

     "CARTON/PONTIAC PROCEEDS AMOUNT" shall mean, at any time, the excess, if any, of (a) the sum of the aggregate Net Cash Proceeds of the Europa Carton Sale and the Pontiac Sale over (b) the sum of the aggregate Net Cash Proceeds of the Europa Carton Sale and the Pontiac Sale used prior to such time pursuant to
SECTION 2.13(b) or SECTION 7.05(g).

     "CASH PROCEEDS" shall mean, with respect to any Asset Sale, cash, cash equivalents or marketable securities received from such Asset Sale, including any insurance or condemnation proceeds and proceeds received by way of deferred payment pursuant to a note receivable or otherwise (other than the portion of such deferred payment constituting interest, which shall be deemed not to constitute Cash Proceeds).

     "CDOR RATE" shall mean, for each day in any period, the annual rate of interest that is the rate based on an average rate applicable to Canadian Dollar bankers' acceptances for a term equal to the term of the relevant Contract Period (or for a term of 30 days for purposes of determining the Canadian Prime
Rate) appearing on the Reuters Screen CDOR Page at approximately 10:00 a.m. (Standard Time), on such date, or if such date is not a Business Day, on the immediately preceding Business Day, PROVIDED that if such rate does not appear on the Reuters Screen CDOR Page on such date as contemplated, then the CDOR Rate on such date shall be the arithmetic average of the Discount Rate quoted by each
Schedule I Reference Bank (determined by the Canadian Administrative Agent as of 10:00 a.m. Standard Time on such date) which would be applicable to Canadian Dollar bankers' acceptances quoted by the banks listed in Schedule I of the Bank Act (Canada) as of 10:00 a.m. (Standard Time) on such date or, if such date is not a Business Day, on the immediately preceding Business Day.

     "CERCLA" is defined in SECTION 4.16(b).

     A "CHANGE IN CONTROL" shall be deemed to have occurred if (a) a majority of the seats (other than vacant seats) on the board of directors of Stone shall at any time be occupied by persons who were neither (i) nominated by the board of directors of Stone nor (ii) appointed by directors so nominated; (b) any person or group (within the meaning of Rule 13d-5 of the Securities and Exchange Act of 1934, as in effect on the Restatement Date) other than JSG and its Affiliates shall own, directly or indirectly, beneficially or of record, shares representing more than 20% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of SSCC; (c) SSCC shall cease to own, directly or indirectly, beneficially and of record, 100% of the issued and outstanding capital stock of Stone; or (d) Stone shall cease to own or control, directly or indirectly, shares representing 100% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of SSC Canada.

     "CHANGE OF LAW" is defined in SECTION 2.20(f).

     "CHARGES" is defined in SECTION 11.10.

     "CLASS", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Revolving (Supplemental) Loans, Revolving (Canadian) Loans, Tranche B Loans, Tranche C Loans, Incremental Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Credit Commitment, Revolving (Supplemental) Credit Commitment, Revolving (Canadian) Credit Commitment, Tranche B Commitment, Tranche C Commitment, Incremental Term Loan Commitment in respect of Other Term Loans, or the commitment of the Swingline Lender hereunder.

     "CLUSTER EXPENDITURES" shall mean capital expenditures that are mandated pursuant to, or made to comply with, the final rule (including any subsequent amendments) promulgated by the Environmental Protection Agency, 63 Fed. Reg. 18503 (Apr. 15, 1998) with respect to "Effluent Limitations Guidelines, Pretreatment Standards, and New Source Performance Standards: Pulp, Paper, and Paperboard Category" and/or "National Emission Standards for Hazardous Air Pollutants for Source Category: Pulp and Paper Production".

     "CODE" shall mean the Internal Revenue Code of 1986, or any successor statute thereto, as the same may be amended from time to time.

     "COLLATERAL" shall mean all the "Collateral" as defined in any Security Document and shall also include the Mortgaged Properties.

     "COLLATERAL AGENT" is defined in the preamble to this Agreement.

     "COMMITMENT" shall mean, with respect to each Lender, such Lender's Revolving Credit Commitment, Revolving (Supplemental) Credit Commitment, Revolving (Canadian) Credit Commitment, Tranche B Commitment, Tranche C Commitment or Incremental Term Loan Commitment, and "Commitments" shall mean, collectively, the Commitments of all the Lenders. The Revolving Credit Commitment of the Swingline Lender shall be deemed to include its commitment to make Swingline Loans pursuant to SECTION 2.22.

     "COMMITMENT FEES" is defined in SECTION 2.05(a).

     "COMMODITY AGREEMENTS" shall mean any commodity futures contract, commodity option or other similar agreement or arrangement entered into by either Borrower and/or any Subsidiary designed to protect against fluctuations in the price of commodities used in the ordinary course of business of the Borrowers and the Subsidiaries.

     "CONFIDENTIAL INFORMATION MEMORANDUM" shall mean the Confidential Information Memorandum of SSCC dated June 2002.

     "CONSOLIDATED CAPITAL EXPENDITURES" shall mean, for any period, all amounts that would be included as additions to property, plant and equipment and other capital expenditures on a consolidated statement of cash flows for Stone and its Subsidiaries during such period in accordance with U.S. GAAP (excluding capitalized interest but including the amount of assets leased under any Capital Lease); PROVIDED, HOWEVER, that in no event shall Consolidated Capital Expenditures include (a) amounts expended (in compliance with the provisions of any Mortgage, if applicable) in the replacement, repair or reconstruction of any fixed or capital asset which was destroyed, damaged or condemned, in whole or in part, to the extent insurance or condemnation proceeds are receivable or have been received by Stone or any such Subsidiary in respect of such destruction, damage or condemnation, (b) any capital expenditures substantially concurrently made or committed to be made with the cash proceeds from any capital contributions received by Stone or (c) any capital expenditures made with the Net Cash Proceeds of the Europa Carton Sale or the Pontiac Sale or otherwise made as a result of the purchase of 50% of the equity interests of MBI Limited as a result of the MBI Transaction.

     "CONSOLIDATED CURRENT ASSETS" shall mean, as at any date of determination, the total assets (other than cash and cash equivalents) of Stone and its Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with U.S. GAAP.

     "CONSOLIDATED CURRENT LIABILITIES" shall mean, as at any date of determination, the total liabilities of Stone and its Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with U.S. GAAP, PROVIDED that the current maturities of long-term Indebtedness for money borrowed of Stone and its Subsidiaries, any Indebtedness permitted under SECTION 7.01 that is classified as a current liability in conformity with U.S. GAAP and any taxes payable solely as a result of Asset Sales shall be excluded from the definition of Consolidated Current Liabilities.

     "CONSOLIDATED EBITDA" for any period shall mean (a) the sum of (i) Consolidated Net Income for such period, (ii) all Federal, state, local and foreign taxes deducted in determining such Consolidated Net Income, (iii) Consolidated Interest Expense deducted in determining such Consolidated Net Income and (iv) depreciation, depletion, amortization of intangibles and other non-cash charges or non-cash losses deducted in determining such Consolidated Net Income MINUS (b) any non-cash income or non-cash gains included in determining such Consolidated Net Income.

     "CONSOLIDATED INTEREST EXPENSE" shall mean, for any period, the interest expense (net of interest income on Permitted Investments) of Stone and its Subsidiaries for such period determined on a consolidated basis in accordance with U.S. GAAP, excluding any fees and expenses payable or amortized during such period by Stone and its consolidated Subsidiaries in connection with the amortization of deferred debt issuance costs. For purposes of the foregoing, interest expense shall be determined after giving effect to any net payments made or received by Stone and its consolidated Subsidiaries with respect to Rate Protection Agreements.

     "CONSOLIDATED LEVERAGE RATIO" shall mean, on any date of determination, the ratio obtained by DIVIDING (a) Indebtedness of Stone and its consolidated Subsidiaries on such date by (b) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on or immediately prior to such date.

     "CONSOLIDATED NET INCOME" shall mean, for any period, the net income (or loss) of Stone and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with U.S. GAAP, PROVIDED that there shall be excluded from such calculation (i) the net income (or loss) of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition and (ii) the net gains (or losses) associated with the sale of any asset not in the ordinary course of business.

     "CONTRACT PERIOD" shall mean the term of a B/A Loan selected by SSC Canada in accordance with SECTION 2.23 commencing on the date of such B/A Loan and expiring on a Business Day which shall be either 30 days, 60 days, 90 days or 180 days thereafter, PROVIDED that (a) subject to clause (b) below, each such period shall be subject to such extensions or reductions as may be determined by the Canadian Administrative Agent to ensure that each Contract Period shall expire on a Business Day, and (b) no Contract Period shall extend beyond the Revolving Credit Maturity Date.

     "CONTROL" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "CONTROLLING" and "CONTROLLED" shall have meanings correlative thereto.

     "CREDIT EVENT" is defined in ARTICLE V.

     "CREDIT FACILITY" shall mean a Class of Commitments and extensions of credit thereunder. For purposes of this Agreement, each of the following comprises a separate Credit Facility: (a) the Tranche B Loans, (b) the Tranche C Loans, (c) the Revolving Loans, (d) the Revolving (Supplemental) Loans, (e) the Revolving (Canadian) Loans and (f) the Incremental Term Loans.

     "CURRENCY AGREEMENT" shall mean any foreign exchange contract, currency swap agreement or other similar agreement or arrangement entered into in the ordinary course of business by Stone or any Subsidiary designed to protect either of the Borrowers or any of the Subsidiaries against fluctuations in currency values.

     "DEFAULT" shall mean any event or condition that upon notice, lapse of time or both would constitute an Event of Default.

     "DEFAULT RATE" is defined in SECTION 2.07.

     "DELIVERY AGREEMENTS" shall mean each of the delivery agreements issued by SSC Canada or such other applicable Canadian Subsidiary to the Collateral Agent pursuant to which a Canadian Subsidiary delivers the Demand Debentures to the Collateral Agent.

     "DEMAND DEBENTURES" shall mean the demand debentures with respect to each Mortgaged Property located in the Province of Ontario, or such other applicable Canadian Province (other than the Province of Quebec) with respect to any After-Acquired Mortgage Property located in a Canadian Province (other than the Province of Quebec), in the principal amount of U.S.$900,000,000, issued by SSC Canada or such other applicable Canadian Subsidiary, and delivered to the Collateral Agent pursuant to the Delivery Agreements.

     "DESIGNATED OBLIGATIONS" shall mean all Obligations of the Loan Parties in respect of (a) principal of and interest on the Loans (including B/A's, B/A Equivalent Loans and Acceptance Fees with respect thereto) and (b) Fees, whether or not the same shall at the time of any determination be due and payable under the terms of the Loan Documents.

     "DISCOUNT PROCEEDS" shall mean, for any B/A (or, as applicable, any B/A Equivalent Loan), an amount (rounded to the nearest whole cent, and with one-half of one cent being rounded upwards) calculated on the applicable date of the Revolving (Canadian) Credit Borrowing of which such B/A or B/A Equivalent Loan is a part or any rollover date for such Revolving (Canadian) Credit Borrowing by multiplying:

          (a)  the face amount of the B/A (or, as applicable, the B/A Equivalent
               Loan); by

          (b) the quotient of one divided by the sum of one plus the product of:

               (i) the Discount Rate (expressed as a decimal) applicable to such B/A (or as applicable, such B/A Equivalent Loan), and

               (ii) a fraction, the numerator of which is the Contract Period of the B/A (or, as applicable, the B/A Equivalent Loan) and the denominator of which is 365 days,

          with such quotient being rounded up or down to the fifth decimal place, and .000005 being rounded up.

     "DISCOUNT RATE" shall mean:

     (a) with respect to any Revolving (Canadian) Lender that is a Schedule I Bank, as applicable to a B/A being purchased by such Lender on any day, the CDOR Rate; and

     (b)  with respect to any Revolving (Canadian) Lender that is not a
Schedule I Bank, as applicable to a B/A being purchased or a B/A Equivalent Loan being made by such Lender on any day, the lesser of (A) the CDOR Rate plus 10 basis points (0.10%), and (B) the average (as determined by the Canadian Administrative Agent in good faith) of the respective percentage discount rates (expressed to two decimal places and rounded upward, if not in an increment of 1/100 th of 1%, to the nearest 0.01%) quoted by the Schedule II Reference Banks as the percentage discount rates at which the Schedule II Reference Banks would, in accordance with their normal market practices, at or about 10:00 a.m. (Standard
Time) on such date, be prepared to purchase bankers' acceptances accepted by the
Schedule II Reference Banks having a face amount and term comparable to the face amount and term of such B/A or B/A Equivalent Loan.

     "DOMESTIC SUBSIDIARY" shall mean any Subsidiary organized under the laws of the United States or any political subdivision thereof.

     "ENVIRONMENTAL LAWS" shall mean all current and future federal, state, provincial, local and foreign laws, rules or regulations, codes, ordinances, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder or other requirements of Governmental Authorities or the common law, relating to health, safety, or pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances, or wastes into the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances, or wastes, or underground storage tanks and emissions therefrom.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, or any successor statute, as the same may be amended from time to time.

     "ERISA AFFILIATE" shall mean any trade or business (whether or not incorporated) that (a) is a member of a group of which either Borrower is a member and (b) is treated as a single employer under Section 414 of the Code.

     "EURODOLLAR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

     "EUROPA CARTON SALE" shall mean the sale by Stone or any of its Subsidiaries of all of the equity interests or all or substantially all of the assets of all or a portion of SSC Canada's European Subsidiaries as part of the MBI Transaction.

     "EVENT OF DEFAULT" shall have the meaning assigned to such term in
ARTICLE VIII.

     "EVENT OF FAILURE" shall have the meaning assigned to such term in
SECTION 2.13(b).

     "EXCESS CASH FLOW" shall mean, for any period, (a) the sum, without duplication, of (i) Consolidated Net Income during such period, (ii) the amount of depreciation, depletion, amortization of intangibles, deferred taxes, accreted and zero coupon bond interest and other non-cash expenses, losses or other charges that, pursuant to U.S. GAAP, were deducted in determining such Consolidated Net Income, (iii) the proceeds of any Capital Leases of Stone and its Subsidiaries on a consolidated basis, (iv) reductions, other than reductions attributable solely to Asset Sales, to working capital for such period (i.e., the decrease in Consolidated Current Assets MINUS Consolidated Current Liabilities from the beginning to the end of such period) and (v) Indebtedness of Stone and its consolidated Subsidiaries created, incurred or assumed in respect of the purchase or construction of property MINUS (b) the sum, without duplication, of (i) the amount of all non-cash gains, income or other credits included in determining Consolidated Net Income, (ii) additions to working capital for such period (i.e., the increase in Consolidated Current Assets MINUS Consolidated Current Liabilities from the beginning to the end of such period),
(iii) the Term Loan Repayment Amounts paid during such period, (iv) optional prepayments of Term Loans described in SECTION 2.12(b) during such period, (v) scheduled and optional payments or prepayments of the principal amount of permitted Indebtedness other than the Loans, but only to the extent that such payments or prepayments cannot by their terms be reborrowed or redrawn and do not occur in connection with a refinancing of all or any portion of such permitted Indebtedness and are otherwise permitted hereby, (vi) Consolidated Capital Expenditures for such period and (vii) Restricted Payments not prohibited hereunder made during such period; PROVIDED, HOWEVER, that none of the following shall be included in a determination of Excess Cash Flow: (x) amounts expended for any Investment permitted under SECTION 7.04 and any proceeds from the subsequent sale or other disposition of any such Investment,
(y) the proceeds of any issuance of debt or equity securities not otherwise prohibited hereunder and (z) the proceeds from the sale of assets of either Borrower or any Subsidiary to the extent such proceeds would be required (before giving effect to any waiver) to mandatorily prepay any permitted Indebtedness (including the Loans).

     "EXCHANGE RATE" shall mean, on any day, (a) for purposes of determining the U.S. Dollar Equivalent, the rate at which Canadian Dollars may be exchanged into U.S. Dollars and (b) for purposes of determining the Canadian Dollar Equivalent, the rate at which U.S. Dollars may be exchanged into Canadian Dollars, in each case as set forth on the Reuters World Currency Page for Canadian Dollars (or, if not so quoted, the spot rate of exchange quoted for wholesale transactions made by the Canadian Administrative Agent in Toronto, Ontario) at 12:00 noon, Standard Time, on such day; PROVIDED, that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Canadian Administrative Agent may use any reasonable method it deems applicable to determine such rate, and such determination shall be conclusive absent manifest error.

     "EXISTING CREDIT AGREEMENTS" shall mean the Existing Stone Credit Agreement and the Existing SSC Canada Credit Agreement.

     "EXISTING LETTERS OF CREDIT" shall mean the Existing SSC Canada Letters of Credit and the Existing Stone Letters of Credit.

     "EXISTING SSC CANADA CREDIT AGREEMENT" is defined in the preamble to this Agreement.

     "EXISTING SSC CANADA LENDERS" shall mean the "Lenders" as such term is defined in the Existing SSC Canada Credit Agreement.

     "EXISTING SSC CANADA LETTERS OF CREDIT" shall mean the letters of credit issued under the Existing SSC Canada Credit Agreement that are outstanding on the Restatement Date and set forth on SCHEDULE 1.01(a).

     "EXISTING SSC CANADA LOANS" shall mean any "Revolving Loans", "Tranche G Loans" and "Tranche H Loans" made under the Existing SSC Canada Credit Agreement and outstanding on the Restatement Date immediately prior to the effectiveness of this Agreement, in each case as such terms are defined in the Existing SSC Canada Credit Agreement.

     "EXISTING STONE CREDIT AGREEMENT" is defined in the preamble to this Agreement.

     "EXISTING STONE LENDERS" shall mean the "Lenders" as such term is defined in the Existing Stone Credit Agreement.

     "EXISTING STONE LETTERS OF CREDIT" shall mean the letters of credit issued under the Existing Stone Credit Agreement that are outstanding on the Restatement Date and set forth on SCHEDULE 1.01(a).

     "EXISTING STONE LOANS" shall mean any "Revolving Loans", "Revolving (Supplemental) Loans" and "Tranche F Loans" made under the Existing Stone Credit Agreement and outstanding on the Restatement Date immediately prior to the effectiveness of this Agreement, in each case as such terms are defined in the Existing Stone Credit Agreement.

     "EXISTING TERM LOANS" shall mean any "Tranche F Loans", "Tranche G Loans" and "Tranche H Loans" made under the Existing Stone Credit Agreement or the Existing SSC Canada Credit Agreement, as applicable, and outstanding on the Restatement Date immediately prior to the effectiveness of this Agreement, in each case as such terms are defined in the Existing Credit Agreements.

     "FACING AGENTS" shall mean the Revolving Facility Facing Agent and the Revolving (Canadian) Facility Facing Agent.

     "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "FEES" shall mean the fees described in SECTION 2.05.

     "FINANCIAL OFFICER" of any Person shall mean the chief financial officer, principal accounting officer, treasurer, controller or assistant treasurer of such Person.

     "FINSUB" shall mean Stone Receivables Corporation, a Delaware corporation.

     "FOREIGN SUBSIDIARY" shall mean any Subsidiary that is not a Domestic Subsidiary.

     "FRANCOBEC COMPANY BOND PLEDGE AGREEMENT" shall mean the bond re-pledge agreement dated as of the Restatement Date, entered into between Francobec Company and the Collateral Agent, providing the terms pursuant to which the Francobec Company Bonds are to be held by the Collateral Agent, in its capacity as collateral agent and depositary of the Francobec Company Bonds for the benefit of the beneficiaries named therein.

     "FRANCOBEC COMPANY BONDS" shall mean any or all of the bonds issued from time to time by Francobec Company pursuant to the Francobec Company Hypothec.

     "FRANCOBEC COMPANY HYPOTHEC" shall mean the Indenture and Deed of Hypothec and Issue of Bonds executed on December 20, 2001, and entered into between Francobec Company and the Trustee, pursuant to the terms of which Francobec Company has created, issued and secured Francobec Company Bonds in the maximum aggregate amount of Cdn.$1,500,000,000.

     "GOVERNMENTAL AUTHORITY" shall mean any Federal, state, provincial, regional, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

     "GUARANTEE" of or by any Person shall mean any obligation, contingent or otherwise (whether or not denominated as a guarantee), of such Person guaranteeing any Indebtedness or any other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness (or other obligation) or to purchase (or to advance or supply funds for the purchase
of) any security for the payment of such Indebtedness (or other obligation), (b) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness (or other obligation) of the payment of such Indebtedness (or other obligation) or (c) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness (or other obligation); PROVIDED, HOWEVER, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee at any time shall be deemed to be an amount equal to the lesser at such time of (x) the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or (y) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guarantee (or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof).

     "GUARANTEE AGREEMENTS" shall mean (i) the SSC Canada Subsidiary Guarantee Agreement, (ii) the Quebec Subsidiary Guarantee Agreement, (iii) the Stone Container Corporation Guarantee Agreement, (iv) the St. Laurent (U.S.) Subsidiary Guarantee Agreement, (v) the Maryland Subsidiary Guarantee Agreement,
(vi) the SCC Hodge, Inc. Amended and Restated Guarantee Agreement and (vii) any other guarantee agreements entered into from time to time by either Borrower or any Guarantor in favor of the Collateral Agent pursuant to the terms hereof.

     "GUARANTORS" shall mean each Subsidiary that executes a Guarantee Agreement, including each Subsidiary listed on SCHEDULE 1.01(b).

     "HAZARDOUS MATERIALS" is defined in SECTION 4.16(d).

     "HYPOTHECS" shall mean (a) each of the SSC Canada Hypothec, the SSC Canada New Hypothec, the Francobec Company Hypothec and the 2849 Hypothec and (b) any other such agreement entered into thereafter by a Canadian Subsidiary and the Trustee.

     "INACTIVE SUBSIDIARY" shall mean any Subsidiary that (a) has assets with a total market value not in excess of U.S.$1,000 and (b) has not conducted any business or other operations during the prior 12-month period.

     "INCREMENTAL TERM LENDER" shall mean a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

     "INCREMENTAL TERM LOAN AMOUNT" shall mean, at any time, the excess, if any of (a) U.S.$200,000,000 over (b) an amount equal to the aggregate amount of all Incremental Term Loan Commitments established prior to such time pursuant to
SECTION 2.24.

     "INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT" shall mean an Incremental Term Loan Assumption Agreement in form and substance reasonably satisfactory to the Agents, among the relevant Borrower, the Administrative Agent and one or more Incremental Term Lenders.

     "INCREMENTAL TERM LOAN COMMITMENT" shall mean the commitment of any Lender, established pursuant to SECTION 2.24, to make Incremental Term Loans to either Borrower.

     "INCREMENTAL TERM LOAN MATURITY DATE" shall mean the final maturity date of any Incremental Term Loan, as set forth in the applicable Incremental Term Loan Assumption Agreement.

     "INCREMENTAL TERM LOAN REPAYMENT AMOUNT" is defined in SECTION 2.11(a)
(iii).

     "INCREMENTAL TERM LOAN REPAYMENT DATES" shall mean the dates scheduled for the repayment of principal of any Incremental Term Loan, as set forth in the applicable Incremental Term Loan Assumption Agreement.

     "INCREMENTAL TERM LOANS" shall mean term loans made by one or more Lenders to either Borrower pursuant to SECTION 2.01(b). Incremental Term Loans may be made in the form of additional Tranche B Loans, additional Tranche C Loans or, to the extent permitted by SECTION 2.24 and provided for in the relevant Incremental Term Loan Assumption Agreement, Other Term Loans.

     "INDEBTEDNESS" of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, other than deposits or advances in the ordinary course of business, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to assets purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued expenses arising in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed by such Person, (f) all Guarantees by such Person, (g) all Capital Lease Obligations of such Person, (h) all net obligations of such Person in respect of Rate Protection Agreements, Currency Agreements, Commodity Agreements or other interest or exchange rate hedging arrangements (such net obligations to be equal at any time to the termination value of such Agreements or other arrangements that would be payable by or to such Person at such time) and (i) all obligations of such Person as an account party to reimburse any bank or any other Person in respect of letters of credit. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner, except to the extent such Indebtedness is expressly non-recourse to such Person.

     "INDEMNITEE" is defined in SECTION 11.05(b).

     "INFORMATION" is defined in SECTION 11.15(a).

     "INSOLVENCY LAW" shall mean, to the extent applicable, (a) Title 11 of the United States Code, (b) the Bankruptcy and Insolvency Act (Canada), (c) the Companies' Creditors Arrangement Act (Canada) and (d) any similar federal, provincial, state, local or foreign bankruptcy or insolvency law, in each case as now constituted or hereafter amended or enacted.

     "INTEREST PAYMENT DATE" shall mean (a) with respect to any Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part, (b) with respect to any Swingline Loan, the last day of the Interest Period applicable to such Swingline Loan, and (c) with respect to any Eurodollar Borrowing with an Interest Period of more than three months' duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months' duration been applicable to such Borrowing.

     "INTEREST PERIOD" shall mean (a) as to any Eurodollar Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter (or, if consented to by all affected Lenders, 9 or 12 months thereafter), as the Borrower thereof may elect, (b) as to any ABR Borrowing or Canadian Prime Rate Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the earlier of
(i) the next succeeding March 31, June 30, September 30 or December 31 and (ii) the Term Loan Maturity Date, the Revolving Credit Maturity Date or an Incremental Term Loan Maturity Date, as applicable, and (c) as to any Swingline Loan, the period commencing on the date such Swingline Loan is made or on the last day of the immediately preceding Interest Period applicable to such Swingline Loan, as the case may be, and ending on the earlier of (i) the next succeeding March 31, June 30, September 30 or December 31 and (ii) the Revolving Credit Maturity Date; PROVIDED, HOWEVER, that, if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

     "INVESTMENT" shall mean, as applied to any Person (the "INVESTOR"), any direct or indirect purchase or other acquisition by the investor of, or a beneficial interest in, stock or other securities of any other Person, including any exchange of equity securities for Indebtedness, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by the investor to any other Person, including all Indebtedness and accounts receivable owing to the investor from such other Person that did not arise from sales or services rendered to such other Person in the ordinary course of the investor's business. The amount of any Investment shall be the original cost of such Investment PLUS the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment MINUS any amounts (a) realized upon the disposition of assets comprising an Investment (including the value of any liabilities assumed by any Person other than the Borrowers or any Subsidiary in connection with such disposition), (b) constituting repayments of Investments that are loans or advances or (c) constituting cash returns of principal or capital thereon (including any dividend, redemption or repurchase of equity that is accounted for, in accordance with U.S. GAAP, as a return of principal or capital).

     "ITA" shall mean the Income Tax Act (Canada), as amended, and any successor thereto, and any regulations promulgated thereunder.

     "JSC" shall mean Jefferson Smurfit Corporation (U.S.), a Delaware corporation.

     "JSC CREDIT AGREEMENT" shall mean the Second Amended and Restated Credit Agreement dated as of April 27, 2001, among JSC, SSCC, JSCE, and the lenders and agents named therein, as amended, restated, supplemented or otherwise modified, and as refinanced or replaced, from time to time.

     "JSCE" shall mean JSCE, Inc., a Delaware corporation.

     "JSC REFERENCE DATE" shall mean March 24, 1998 (i.e., the "Closing Date", as defined in the JSC Credit Agreement).

     "JSC TERM LOANS" shall mean the term loans outstanding under the JSC Credit Agreement at any time.

     "JSC TRANSACTION" shall mean any (a) consolidation or merger of Stone or a wholly owned direct Subsidiary of Stone with or into JSC or of JSC or a wholly owned direct subsidiary of JSC with or into Stone, (b) any Investment by Stone or any of its Subsidiaries into JSC pursuant to which JSC shall become a wholly owned subsidiary of Stone or (c) any Investment by JSC or any of its subsidiaries into Stone pursuant to which Stone becomes a wholly owned subsidiary of JSC.

     "JSC TRANSACTION DATE" shall mean the date on which the JSC Transaction is consummated.

     "JSG" shall mean Jefferson Smurfit Group plc, a corporation organized and existing under the laws of the Republic of Ireland.

     "JUDGMENT CURRENCY" is defined in SECTION 11.19.

     "LC DISBURSEMENT" shall mean any payment or disbursement made by the applicable Facing Agent under or pursuant to a Letter of Credit.

     "LC EXPOSURE" shall mean, at any time of determination, the sum of (a) the Revolving Facility LC Exposure and (b) the Revolving (Canadian) Facility LC Exposure.

     "LC RESERVE ACCOUNT" is defined in SECTION 10.02(a).

     "LENDERS" shall mean the Persons listed on SCHEDULE 2.01 and (and their respective successors which shall include any entity resulting from a merger or consolidation) any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance or an Incremental Term Loan Assumption Agreement other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance. Unless the context clearly indicates otherwise, the term "Lenders" shall include the Swingline Lender.

     "LETTERS OF CREDIT" shall mean the Revolving Facility Letters of Credit and the Revolving (Canadian) Facility Letters of Credit.

     "LIABILITY MANAGEMENT TRANSACTIONS" shall mean the series of transactions described on SCHEDULE 1.01(g) hereto.

     "LIEN" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, assignment for security (whether collateral or otherwise), hypothecation, prior claim (within the meaning of the Civil Code of Quebec) encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, Capital Lease or title retention agreement relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

     "LOAN DOCUMENTS" shall mean this Agreement, the Letters of Credit, the Security Documents, the Guarantee Agreements, each Bankers' Acceptance and any Incremental Term Loan Assumption Agreements.

     "LOAN PARTIES" shall mean the Borrowers and the Guarantors.

     "LOANS" shall mean the Revolving Loans, the Revolving (Supplemental) Loans, the Revolving (Canadian) Loans and the Term Loans.

     "MAJORITY VOTE" shall mean, as of the date of determination thereof, with respect to Lenders holding Loans or Commitments in respect of any particular Credit Facility hereunder, Lenders having greater than 50% of the sum of (i) the aggregate principal amount of Loans outstanding under such Credit Facility and other extensions of credit then outstanding under any of the Loan Documents relating to such Credit Facility PLUS (ii) the aggregate amount of the remaining available Commitments of the Lenders with respect to such Credit Facility under any of the Loan Documents; PROVIDED, HOWEVER, that for purposes of determining the amount of Loans of a Revolving Lender or a Revolving (Canadian) Lender, each such Lender shall be deemed to hold the principal amount of Swingline Loans (in the case of a Revolving Lender), the amount of Revolving Facility LC Exposure (in the case of a Revolving Lender) and the amount of Revolving (Canadian) Facility LC Exposure (in the case of a Revolving (Canadian) Lender) equal to its Applicable Percentage of the Swingline Loans (in the case of a Revolving Lender), Revolving Facility LC Exposure (in the case of a Revolving Lender) and Revolving (Canadian) Facility LC Exposure (in the case of a Revolving (Canadian) Lender) then outstanding.

     "MARGIN STOCK" shall have the meaning given such term under Regulation U.

     "MARYLAND SUBSIDIARY GUARANTEE AGREEMENT" shall mean the Maryland Subsidiary Guarantee Agreement substantially in the form of EXHIBIT C-5 and dated as of the Restatement Date, by the Subsidiary of Stone party thereto in favor of the Collateral Agent.

     "MATERIAL ADVERSE EFFECT" shall mean (a) a materially adverse effect on the business, operations, properties or condition (financial or otherwise) of Stone and its Subsidiaries, taken as a whole, (b) material impairment of the ability of any Loan Party to perform any of its obligations under any Loan Document to which it is or will be a party or (c) material impairment of the rights of or benefits available to the Agents, the Administrative Agent, the Collateral Agent, the Facing Agents, the Swingline Lender or the Lenders under any Loan Document.

     "MATERIAL CONTRACT" shall mean any contract to which either Borrower or any of the Subsidiaries is or becomes a party providing for payments by or to either Borrower or any of the Subsidiaries in excess of U.S.$50,000,000 per year and the duration of which shall be in excess of twelve months.

     "MATERIAL SUBSIDIARY" shall mean each Subsidiary now existing or hereafter acquired or formed and each successor thereto that (a) for the most recent fiscal year of Stone accounted for more than 5% of the consolidated revenues of Stone, (b) as at the end of such fiscal year, was the owner of more than 5% of the consolidated assets of Stone as shown on the consolidated financial statements of Stone for such fiscal year or (c) is designated as a Material Subsidiary on SCHEDULE 1.01(c) or is otherwise irrevocably designated as a Material Subsidiary in a writing by a Loan Party to the Administrative Agent.

     "MAXIMUM RATE" is defined in SECTION 11.10.

     "MBI TRANSACTION" shall mean either (a) the acquisition of the remaining 50% of the equity interests of MBI Limited by SSCC with a contribution of such equity interests to Stone and its Subsidiaries, or the acquisition of such equity interests by Stone or any Subsidiary solely using proceeds of an Investment made by SSCC to Stone or (b) the sale by Stone or any of its Subsidiaries of all of the equity interests or all or substantially all of the assets of all or a portion of SSC Canada's European Subsidiaries and the purchase (whether in a related transaction or in an unrelated transaction) within 360 days thereafter of the remaining 50% of the equity interests of MBI Limited.

     "MORTGAGED PROPERTIES" shall mean the owned and leased real properties of the Borrowers and the Subsidiaries specified on SCHEDULE 1.01(d).

     "MORTGAGES" shall mean (i) the mortgages, each substantially in the form of EXHIBIT D (or otherwise in form and substance reasonably satisfactory to the Agents), (ii) the Demand Debentures, (iii) the Delivery Agreements and (iv) the deeds of trust, Hypothecs, debentures leasehold mortgages, assignments of leases and rents, modifications and other security documents listed on SCHEDULE 1.01(e) and each such document delivered pursuant to SECTION 6.10.

     "MULTIEMPLOYER PLAN" shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which either Borrower or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of
Section 414 of the Code) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

     "NET CASH PROCEEDS" shall mean (a) with respect to any Asset Sale, the Cash Proceeds, net of (i) costs of sale (including payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than Loans) required to be repaid under the terms thereof as a result of such Asset Sale), (ii) taxes paid or reasonably estimated to be paid in the year such Asset Sale occurs or in the following year as a result thereof and (iii) amounts provided as a reserve, in accordance with U.S. GAAP, against any liabilities under any indemnification obligations and any purchase price adjustments associated with such Asset Sale (PROVIDED that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds); and (b) with respect to any issuance of debt or equity securities or any capital contribution, the cash proceeds thereof, net of underwriting commissions or placement fees and expenses directly incurred in connection therewith; PROVIDED, HOWEVER, that the definition of the term "Net Cash Proceeds" shall not include any Cash Proceeds resulting from a casualty or condemnation that are used (or contractually committed to being used) for the replacement of the assets subject to such casualty or condemnation with 270 days of the receipt by either Borrower or any Subsidiary of such Cash Proceeds.

     "NON-U.S. PERSON" is defined in SECTION 2.20(f).

     "OBLIGATIONS" shall mean all obligations of every nature, including amounts drawn under outstanding Letters of Credit, of Loan Parties from time to time owed to the Agents, the Administrative Agent, the Canadian Administrative Agent, the Collateral Agent, the Swingline Lender, the Facing Agents and the Lenders, or any of them, under the Loan Documents.

     "OTHER TAXES" is defined in SECTION 2.20(b).

     "OTHER TERM LOANS" shall have the meaning assigned to such term in
SECTION 2.24(a).

     "PARTICIPATING SUBSIDIARY" shall mean any Subsidiary that participates or is permitted to participate in the Receivables Program pursuant to the Receivable Program Documents.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

     "PERMITTED INVESTMENTS" shall mean any of the following:

          (a) any evidence of Indebtedness, maturing not more than one year after the acquisition thereof, issued by the United States of America or Canada, or any instrumentality or agency thereof and guaranteed fully as to principal, interest and premium, if any, by the United States of America or Canada;

          (b) any certificate of deposit, maturing not more than one year after the date of purchase, issued by a commercial banking institution that has long-term debt rated "A" or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") and which has a combined capital and surplus and undivided profits of not less than U.S.$500,000,000;

          (c) commercial paper (i) maturing not more than 270 days after the date of purchase and (ii) issued by (x) a corporation (other than a Loan Party or any Affiliate of a Loan Party) with a rating, at the time as of which any determination thereof is to be made, of "P-1" or higher by Moody's or "A-1" or higher by S&P (or equivalent rating in the case of a Permitted Investment made by a Foreign Subsidiary) or (y) any Agent;

          (d)  demand deposits with any bank or trust company;

          (e) repurchase agreements with a term of not more than seven days with respect to Indebtedness issued by the United States of America, or any instrumentality or agency thereof and guaranteed fully as to principal, interest and premium, if any, by the United States of America; and

          (f) in the case of the Foreign Subsidiaries, short-term investments comparable to the foregoing.

     "PERMITTED LIENS" shall mean:

          (a) Liens for taxes, assessments or other governmental charges or levies not yet due and payable or which are being contested in good faith by appropriate proceedings diligently pursued, PROVIDED that (i) any proceedings commenced for the enforcement of such Liens shall have been duly suspended and (ii) full provision for the payment of all such taxes known to such Person has been made on the books of such Person if and to the extent required by U.S. GAAP;

          (b) mechanics', materialmen's, carriers', warehousemen's, landlord's and similar Liens arising by operation of law and in the ordinary course of business and securing obligations of such Person that are not overdue for a period of more than 60 days or are being contested in good faith by appropriate proceedings diligently pursued, PROVIDED that in the case of any such contest (i) any proceedings commenced for the enforcement of such Liens shall have been duly suspended and (ii) full provision for the payment of such Liens has been made on the books of such Person if and to the extent required by U.S. GAAP;

          (c) Liens arising in connection with worker's compensation, unemployment insurance, old age pensions and social security benefits that are not overdue or are being contested in good faith by appropriate proceedings diligently pursued, PROVIDED that in the case of any such contest (i) any proceedings commenced for the enforcement of such Liens shall have been duly suspended and (ii) full provision for the payment of such Liens has been made on the books of such Person if and to the extent required by U.S. GAAP;

          (d)(i) Liens incurred or deposits made in the ordinary course of business to secure the performance of bids, tenders, statutory obligations, fee and expense arrangements with trustees and fiscal agents (exclusive of obligations incurred in connection with the borrowing of money or the payment of the deferred purchase price of property) and (ii) Liens securing surety, indemnity, performance, appeal and release bonds, in the case of either CLAUSE (i) or (ii), securing such bonds in an amount outstanding at any time not to exceed individually or in the aggregate (x) prior to the JSC Transaction Date, U.S.$50,000,000, and (y) on or after the JSC Transaction Date, U.S.$75,000,000, PROVIDED that full provision for the payment of all such obligations has been made on the books of such Person if and to the extent required by U.S. GAAP;

          (e) imperfections of title, covenants, restrictions, rights of way, easements, servitudes, mineral interest reservations, reservations made in the grant from the Crown, municipal and zoning ordinances, general real estate taxes and assessments not yet delinquent and other encumbrances on real property that (i) do not arise out of the incurrence of any Indebtedness for money borrowed and (ii) do not interfere with or impair in any material respect the utility, operation, value or marketability of the real property on which such Lien is imposed;

          (f) the rights of collecting banks or other financial institutions having a right of setoff, revocation, refund or chargeback with respect to money or instruments on deposit with or in the possession of such financial institution;

          (g) any Lien specifically permitted to be suffered or incurred under any applicable Security Document;

          (h) leases or subleases granted to others not interfering in any material respect with the business of either Borrower or any Subsidiary and any interest or title of a lessor under any lease (whether a Capital Lease or an operating lease) permitted by this Agreement or the Security Documents;

          (i) Liens on accounts receivable for which attempts at collection have been undertaken by a third party authorized by the Person owning such accounts receivable;

          (j) Liens arising from the granting of a license to enter into or use any asset of either Borrower or any Subsidiary to any Person in the ordinary course of business of either Borrower or any Subsidiary that does not interfere in any material respect with the use or application by such Borrower or any Subsidiary of the asset subject to such license;

          (k) Liens attaching solely to cash earnest money deposits made by either Borrower or any Subsidiary in connection with any letter of intent or purchase agreement entered into it in connection with an acquisition permitted hereunder;

          (l) Liens arising from precautionary UCC financing statements (or analogous personal property security filings or registrations in other jurisdictions) regarding operating leases;

          (m) Liens arising by operation of law on insurance policies and proceeds thereof to secure premiums thereunder; and

          (n) Liens arising out of judgments or awards in respect of which an appeal or proceeding for review is being diligently prosecuted, PROVIDED that (i) a stay of execution pending such appeal or proceeding for review has been obtained and (ii) full provision for the payment of such Liens has been made on the books of such Person if and to the extent required by U.S. GAAP.

For the purposes of the Security Documents and SECTION 4.18, "Permitted Liens" shall also be deemed to include the Liens permitted by SECTIONS 7.02(a)(ii),
(iv), (v), (vi), (vii), (ix), (x), (xi) and (xiii). Any reference in any of the Loan Documents to a Permitted Lien is not intended to and shall not be interpreted as subordinating or postponing, or as any agreement to subordinate or postpone, any Lien created by any of the Loan Documents to any Permitted Lien.

     "PERSON" shall mean any natural person, corporation, legal person, business trust, joint venture, association, company, limited liability company, partnership or government, or any agency or political subdivision thereof.

     "PLAN" shall mean any pension plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code that is maintained for employees of either Borrower or any ERISA Affiliate.

     "PLEDGE AGREEMENTS" shall mean (i) the Pledge Agreement (Canadian), (ii) the St. Laurent (U.S.) Subsidiary Pledge Agreement, (iii) the SCC Hodge, Inc. Amended and Restated Pledge Agreement, (iv) the Smurfit-Stone Container Canada Inc. Pledge Agreement, (v) the Stone Container Finance Company of Canada Second Amended and Restated Pledge Agreement and (vi) any other pledge agreements entered into from time to time by either Borrower or any Guarantor in favor of the Collateral Agent pursuant to the terms hereof.

     "PLEDGE AGREEMENT (CANADIAN)" shall mean the Pledge Agreement (Canadian) substantially in the form of EXHIBIT E-1 and dated as of the Restatement Date, by SSC Canada and the Canadian Subsidiaries party thereto in favor of the Collateral Agent.

     "PONTIAC SALE" shall mean the sale by SSC Canada of the Pontiac, Quebec pulp mill.

     "PREPAYMENT ACCOUNT" is defined in SECTION 2.13(h).

     "PRIME RATE" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective.

     "PROGRAM RECEIVABLES" shall mean all trade receivables and related contract and other rights and property (including all general intangibles, collections and other proceeds relating thereto, all security therefor and any goods that have been repossessed in connection with any thereof) sold or contributed by Stone or any Subsidiary to FinSub pursuant to the Receivables Program Documents.

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     "QUEBEC SUBSIDIARY GUARANTEE AGREEMENT" shall mean the Quebec Subsidiary
Guarantee Agreement substantially in the form of EXHIBIT C-2 hereto and dated as of the Restatement Date, by 2849-8954 Quebec Inc. in favor of the Collateral Agent.

     "RATE PROTECTION AGREEMENTS" shall mean interest rate cap agreements, interest rate swap agreements and other agreements or arrangements entered into in the ordinary course of business by either Borrower or any Subsidiary and designed to protect such Borrower or such Subsidiary against fluctuations in interest rates or to obtain the benefit of floating interest rates.

     "REAL PROPERTIES" shall mean each parcel of real property identified on
SCHEDULE 4.20, together with all fixtures thereon.

     "RECEIVABLES PROGRAM" shall mean that certain trade receivables securitization program conducted pursuant to the Receivables Program Documents.

     "RECEIVABLES PROGRAM DOCUMENTS" shall mean the documents identified on
SCHEDULE 1.01(f) and all other documentation entered into pursuant to the Receivables Program.

     "REGISTER" is defined in SECTION 11.04(d).

     "REGULATION T" shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "REGULATION U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "REGULATION X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "REPORTABLE EVENT" shall mean any reportable event as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code).

     "REQUIRED LENDERS" shall mean, as of the date of determination thereof, the Lenders having greater than 50% of the sum of (i) the aggregate principal amount of loans and other extensions of credit then outstanding under any of the Loan Documents PLUS (ii) the aggregate amount of the remaining available commitments of the Lenders under any of the Loan Documents; PROVIDED, HOWEVER, that for purposes of determining the amount of (x) a Revolving Lender's Loans, each Revolving Lender shall be deemed to hold the principal amount of Swingline Loans and the amount of Revolving Facility LC Exposure equal to its Applicable Percentage of the Swingline Loans and Revolving Facility LC Exposure then outstanding or (y) a Revolving (Canadian) Lender's Loans, each Revolving (Canadian) Lender shall be deemed to hold the amount of Revolving (Canadian) Facility LC Exposure equal to its Applicable Percentage of the Revolving (Canadian) Facility LC Exposure then outstanding.

     "RESET DATE" is defined in SECTION 1.04.

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     "RESPONSIBLE OFFICER" of any Person shall mean any executive officer or
Financial Officer of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement.

     "RESTATEMENT DATE" shall mean July 25, 2002.

     "RESTRICTED PAYMENT" shall mean (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of either Borrower or any of the Subsidiaries, now or hereafter outstanding, except (i) any dividend payable solely in shares of such class of stock to the holders of such class, (ii) any dividend or distribution made by any Subsidiary ratably to the holders of the common stock of such Subsidiary and (iii) any payments made pursuant to the Tax Sharing Agreement in accordance with Section 7.07, and (b) any redemption, retirement, sinking fund or similar payment, purchase, exchange or other acquisition for value, direct or indirect, of any shares of any class of stock of either Borrower or any of the Subsidiaries, now or hereafter outstanding, except for any such redemption, retirement, sinking fund or similar payment payable only to a Loan Party or payable from a Foreign Subsidiary to another Foreign Subsidiary.

     "REVOLVING (CANADIAN) CREDIT BORROWING" shall mean a Borrowing comprised of Revolving (Canadian) Loans.

     "REVOLVING (CANADIAN) CREDIT COMMITMENT" shall mean, with respect to each Revolving (Canadian) Lender, the commitment of such Lender to make Revolving (Canadian) Loans and acquire participations in Revolving (Canadian) Facility Letters of Credit hereunder as set forth on SCHEDULE 2.01 or in the Assignment and Acceptance pursuant to which such Lender assumed its Revolving (Canadian) Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to SECTION 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to SECTION 11.04. As of the Restatement Date, the aggregate amount of the Lenders' Revolving (Canadian) Credit Commitments is U.S.$100,000,000.

     "REVOLVING (CANADIAN) CREDIT UTILIZATION" shall mean, at any time of determination, the sum of (a) the aggregate principal amount of Revolving (Canadian) Loans outstanding at such time and denominated in U.S. Dollars, PLUS the U.S. Dollar Equivalent of the aggregate principal amount of Revolving (Canadian) Loans outstanding at such time and denominated in Canadian Dollars, and (b) the Revolving (Canadian) Facility LC Exposure at such time.

     "REVOLVING (CANADIAN) FACILITY FACING AGENT" shall mean DB Canada, each other Revolving (Canadian) Lender that has issued Existing SSC Canada Letters of Credit and each Revolving (Canadian) Lender that becomes a Revolving (Canadian) Facility Facing Agent pursuant to PARAGRAPH (i) or (j) of ARTICLE III; PROVIDED that DB Canada shall have no obligation to issue commercial Letters of Credit.

     "REVOLVING (CANADIAN) FACILITY LC EXPOSURE" shall mean, at any time of determination, the sum of (a) the aggregate undrawn amount of all outstanding Revolving (Canadian) Facility Letters of Credit that are denominated in U.S. Dollars, PLUS the U.S. Dollar Equivalent at such time of the aggregate undrawn amount of all Revolving (Canadian) Facility Letters of Credit that

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are denominated in Canadian Dollars, and (b) the aggregate amount of all LC
Disbursements in respect of Revolving (Canadian) Facility Letters of Credit denominated in U.S. Dollars that have not been reimbursed by SSC Canada at such time, PLUS the U.S. Dollar Equivalent at such time of the aggregate amount of all LC Disbursements in respect of Revolving (Canadian) Facility Letters of Credit denominated in Canadian Dollars that have not been reimbursed by SSC Canada at such time.

     "REVOLVING (CANADIAN) FACILITY LC PARTICIPATION FEE" is defined in
SECTION 2.05(d)(i).

     "REVOLVING (CANADIAN) FACILITY LETTERS OF CREDIT" shall mean (a) the letters of credit issued for the account of SSC Canada by the Revolving (Canadian) Facility Facing Agent pursuant to the terms and conditions of
ARTICLE III and (b) the Existing SSC Canada Letters of Credit. Revolving (Canadian) Facility Letters of Credit may be denominated in U.S. Dollars or Canadian Dollars.

     "REVOLVING (CANADIAN) LENDERS" shall mean the Lenders having Revolving (Canadian) Credit Commitments or holding Revolving (Canadian) Loans which, prior to any CAM Exchange, shall not be non-residents of Canada or shall be deemed to be residents in Canada for purposes of Part XIII of the ITA in respect of such Commitments and Loans.

     "REVOLVING (CANADIAN) LOANS" shall mean the revolving loans made by the Revolving (Canadian) Lenders to SSC Canada pursuant to SECTION 2.01(c)(ii).

     "REVOLVING CREDIT AVAILABILITY PERIOD" shall mean the period commencing with the Restatement Date and ending on the Revolving Credit Maturity Date.

     "REVOLVING CREDIT BORROWING" shall mean a Borrowing comprised of Revolving Loans.

     "REVOLVING CREDIT COMMITMENT" shall mean, with respect to each Revolving Lender, the commitment of such Revolving Lender to make Revolving Loans hereunder and to purchase participations in Revolving Facility Letters of Credit and to participate in Swingline Loans as set forth on SCHEDULE 2.01 or in the Assignment and Acceptance pursuant to which such Revolving Lender assumed its Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to SECTION 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to SECTION 11.04. As of the Restatement Date, the aggregate amount of the Revolving Credit Commitments of the Revolving Lenders is U.S.$450,000,000.

     "REVOLVING CREDIT MATURITY DATE" shall mean December 31, 2005.

     "REVOLVING CREDIT UTILIZATION" shall mean, at any time of determination, the sum of (a) the aggregate principal amount of Revolving Loans outstanding at such time, (b) the aggregate principal amount of Swingline Loans outstanding at such time and (c) the Revolving Facility LC Exposure at such time.

     "REVOLVING FACILITY FACING AGENT" shall mean DB, each other Lender that has issued Existing Stone Letters of Credit and each Lender that becomes a Revolving Facility Facing

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

Agent pursuant to PARAGRAPH (i) or (j) of ARTICLE III; PROVIDED that DB shall have no obligation to issue commercial Letters of Credit.

     "REVOLVING FACILITY LC EXPOSURE" shall mean, at any time of determination, the sum of (a) the aggregate undrawn amount of all outstanding Revolving Facility Letters of Credit and (b) the aggregate amount that has been drawn under any Revolving Facility Letter of Credit and has not been reimbursed by Stone at such time.

     "REVOLVING FACILITY LC PARTICIPATION FEE" is defined in SECTION 2.05(c)(i).

     "REVOLVING FACILITY LETTERS OF CREDIT" shall mean (a) the letters of credit issued for the account of Stone by the Revolving Facility Facing Agent pursuant to the terms and conditions of Article III and (b) the Existing Stone Letters of Credit. Revolving Facility Letters of Credit shall be denominated in U.S. Dollars.

     "REVOLVING LENDERS" shall mean the Lenders having Revolving Credit Commitments or holding Revolving Loans.

     "REVOLVING LOANS" shall mean the revolving loans made by the Lenders to Stone pursuant to SECTION 2.01(c)(i) and shall include the "Revolving Loans" (as defined in the Existing Stone Credit Agreement) outstanding on the Restatement Date; PROVIDED, HOWEVER, that, solely for purposes of SECTION 11.08(b)(v), the term "Revolving Loans" shall also include Revolving (Supplemental) Loans and Revolving (Canadian) Loans.

     "REVOLVING (SUPPLEMENTAL) CREDIT BORROWING" shall mean a Borrowing comprised of Revolving (Supplemental) Loans.

     "REVOLVING (SUPPLEMENTAL) CREDIT COMMITMENT" shall mean, with respect to each Lender, the commitment of such Lender to make Revolving (Supplemental) Loans hereunder as set forth on SCHEDULE 2.01 or in the Assignment and Acceptance pursuant to which such Lender assumed its Revolving (Supplemental) Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to SECTION 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to SECTION 11.04. The Revolving (Supplemental) Credit Commitments are the "Revolving (Supplemental) Credit Commitments" as such term is defined in the Existing Stone Credit Agreement. As of the Restatement Date, the aggregate amount of the Lenders' Revolving (Supplemental) Credit Commitments is U.S.$110,000,000.

     "REVOLVING (SUPPLEMENTAL) LENDERS" shall mean the Lenders having Revolving (Supplemental) Credit Commitments or holding Revolving (Supplemental) Loans.

     "REVOLVING (SUPPLEMENTAL) LOANS" shall mean the revolving loans made by the Lenders to Stone pursuant to SECTION 2.01(c)(ii) and shall include the "Revolving (Supplemental) Loans" (as defined in the Existing Stone Credit Agreement) outstanding on the Restatement Date.

     "SCC AMMI" shall mean SCC Active Medical Management, Inc., a Delaware corporation.

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     "SCC HODGE" shall mean SCC Hodge, Inc., a Delaware corporation.

     "SCC HODGE, INC. AMENDED AND RESTATED GUARANTEE AGREEMENT" shall mean the SCC Hodge, Inc. Amended and Restated Guarantee Agreement substantially in the form of EXHIBIT C-6 and dated as of the Restatement Date, by SCC Hodge in favor of the Collateral Agent.

     "SCC HODGE, INC. AMENDED AND RESTATED PLEDGE AGREEMENT" shall mean the SCC Hodge, Inc. Amended and Restated Pledge Agreement substantially in the form of EXHIBIT E-3 and dated as of the Restatement Date, by Stone in favor of the Collateral Agent.

     "SCC HODGE, INC. AMENDED AND RESTATED SECURITY AGREEMENT" shall mean the SCC Hodge, Inc. Amended and Restated Security Agreement substantially in the form of EXHIBIT F-4 and dated as of the Restatement Date, between SCC Hodge and the Collateral Agent.

     "SCC HODGE IRB" shall mean the Combined Utility System Revenue Bonds issued in 1972 and the 9% Combined Utility System Revenue Bonds, Series 1990, issued by the Village of Hodge, Louisiana, and Guaranteed by Stone, as refinanced and replaced from time to time.

     "SCC HODGE NOTE" shall mean a promissory note issued by SCC Hodge to Stone in a principal amount up to U.S.$330,000,000.

     "SCC RMMI" shall mean SCC Retiree Medical Management, Inc., a Delaware corporation.

     "SCHEDULE I BANK" shall mean a bank that is a Canadian chartered bank listed on Schedule I under the Bank Act (Canada).

     "SCHEDULE I REFERENCE BANKS" shall mean The Bank of Nova Scotia and such other Schedule I Banks as are agreed from time to time by SSC Canada and the Canadian Administrative Agent; PROVIDED that there shall be no more than three
Schedule I Reference Banks at any one time.

     "SCHEDULE II BANK" shall mean a bank that is a bank listed on Schedule II or Schedule III under the Bank Act (Canada).

     "SCHEDULE II REFERENCE BANKS" shall mean each of DB Canada and J. P. Morgan Bank Canada and such other Schedule II Banks as are agreed to from time to time by SSC Canada and the Canadian Administrative Agent; PROVIDED that there shall be no more than three Schedule II Reference Banks at any one time.

     "SECURITY AGREEMENTS" shall mean (i) the Security Agreement (Canadian),
(ii) the Stone Container Corporation Second Amended and Restated Security Agreement, (iii) the St. Laurent (U.S.) Subsidiary Security Agreement, (iv) the SCC Hodge, Inc. Amended and Restated Security Agreement (v) any other security agreements executed by either Borrower or any Subsidiary to secure all or any portion of the Obligations after the Restatement Date.

     "SECURITY AGREEMENT (CANADIAN)" shall mean the Security Agreement (Canadian) substantially in the form of EXHIBIT F-1 and dated as of the Restatement Date, among SSC Canada, the Canadian Subsidiaries party thereto and the Collateral Agent.

     "SECURITY DOCUMENTS" shall mean the Mortgages, the Security Agreements, the Hypothecs, the Bond Pledge Agreements, the Bonds, the Bank Act Security and the Pledge Agreements.

     "SENIOR NOTES" shall mean the Senior Notes due 2006, the Senior Notes due 2008, the Senior Notes due 2011 and the Senior Notes due 2012.

     "SENIOR NOTES DUE 2006" shall mean the 11-1/2% Senior Notes due 2006 issued by Stone Container Finance Company of Canada.

     "SENIOR NOTES DUE 2006 INDENTURE" shall mean the Indenture among Stone, Stone Container Finance Company of Canada and The Bank of New York dated as of August 16, 1996, pursuant to which the Senior Notes due 2006 were issued.

     "SENIOR NOTES DUE 2008" shall mean Stone's 9-1/4% Senior Notes due 2008.

     "SENIOR NOTES DUE 2011" shall mean Stone's 9-3/4% Senior Notes due 2011.

     "SENIOR NOTES DUE 2012" shall mean Stone's 8-3/8% Senior Notes due 2012.

     "SMURFIT-STONE CONTAINER CANADA INC. PLEDGE AGREEMENT" shall mean the Smurfit-Stone Container Canada Inc. Pledge Agreement substantially in the form of EXHIBIT E-4 and dated as of the Restatement Date, by Stone in favor of the Collateral Agent.

     "SPECIFIED SENIOR INDENTURES" shall mean each of the indentures and supplemental indentures relating to the Senior Notes and any other similar indenture, agreement or instrument entered into at any time by either Borrower or any Subsidiary.

     "SSC CANADA BOND PLEDGE AGREEMENT" shall mean the bond re-pledge agreement dated as of the Restatement Date, entered into between SSC Canada and the Collateral Agent, providing the terms pursuant to which the SSC Canada Bonds are to be held by the Collateral Agent, in its capacity as collateral agent and depositary of the SSC Canada Bonds for the benefit of the beneficiaries named therein.

     "SSC CANADA BONDS" shall mean any or all of the bonds issued from time to time by SSC Canada pursuant to the SSC Canada Hypothec.

     "SSC CANADA HYPOTHEC" shall mean the Indenture and Deed of Hypothec and Issue of Bonds executed on May 23, 2000, and entered into between SSC Canada and the Trustee, pursuant to the terms of which SSC Canada has created, issued and secured SSC Canada Bonds in the maximum aggregate amount of Cdn.$1,500,000,000.

     "SSC CANADA LENDERS" shall mean the Revolving (Canadian) Lenders, the Tranche C Lenders and, to the extent applicable, any Incremental Term Lenders making Incremental Term Loans to SSC Canada.

     "SSC CANADA LOANS" shall mean the Revolving (Canadian) Loans, the Tranche C Loans and, to the extent applicable, any Incremental Term Loans made by the Incremental Term Lenders to SSC Canada.

     "SSC CANADA SUBSIDIARY GUARANTEE AGREEMENT" shall mean the SSC Canada Subsidiary Guarantee Agreement substantially in the form of EXHIBIT C-1 and dated as of the Restatement Date, by each of the Subsidiaries of SSC Canada party thereto in favor of the Collateral Agent.

     "SSC CANADA NEW BOND PLEDGE AGREEMENT" shall mean the bond pledge agreement dated as of the Restatement Date, entered into between SSC Canada and the Collateral Agent, providing the terms pursuant to which the SSC Canada New Bonds are to be held by the Collateral Agent, in its capacity as collateral agent and depositary of the SSC New Canada Bonds for the benefit of the beneficiaries named therein.

     "SSC CANADA NEW BONDS" shall mean any and all bonds issued from time to time to SSC Canada pursuant to the SSC Canada New Hypothec.

     "SSC CANADA NEW HYPOTHEC" shall mean the Indenture and Deed of Hypothec and Issue of Bonds executed on the Restatement Date, and entered into between SSC Canada and the Trustee, pursuant to the terms of which SSC Canada has created, issued and secured SSC Canada New Bonds in the maximum aggregate amount of Cdn.$1,500,000,000.

     "SSCC" shall mean Smurfit-Stone Container Corporation, a Delaware corporation.

     "STANDARD TIME" shall mean eastern standard time or eastern daylight savings time, as applicable on the relevant date.

     "STATUTORY RESERVES" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one MINUS the aggregate of the maximum applicable reserve percentages, including any marginal, special, emergency or supplemental reserves (expressed as a decimal) established by the Board and any other banking authority to which the Administrative Agent is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board). Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "ST. LAURENT (U.S.) SUBSIDIARY GUARANTEE AGREEMENT" shall mean the
St. Laurent (U.S.) Subsidiary Guarantee Agreement substantially in the form of EXHIBIT C-4 and dated as of the Restatement Date, by the Subsidiaries of Stone party thereto in favor of the Collateral Agent.

     "ST. LAURENT (U.S.) SUBSIDIARY PLEDGE AGREEMENT" shall mean the St. Laurent (U.S.) Subsidiary Pledge Agreement substantially in the form of EXHIBIT E-2 and dated as of the

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Restatement Date, by Stone and the Subsidiaries of Stone party thereto in favor of the Collateral Agent.

     "ST. LAURENT (U.S.) SUBSIDIARY SECURITY AGREEMENT" shall mean the
St. Laurent (U.S.) Subsidiary Security Agreement substantially in the form of EXHIBIT F-3 and dated as of the Restatement Date, among the Subsidiaries of Stone party thereto and the Collateral Agent.

     "STONE CONTAINER CORPORATION GUARANTEE AGREEMENT" shall mean the Stone Container Corporation Guarantee Agreement substantially in the form of EXHIBIT C-3 and dated as of the Restatement Date, by Stone in favor of the Collateral Agent.

     "STONE CONTAINER CORPORATION SECOND AMENDED AND RESTATED SECURITY AGREEMENT" shall mean the Stone Container Corporation Second Amended and Restated Security Agreement substantially in the form of EXHIBIT F-2 and dated as of the Restatement Date, between Stone and the Collateral Agent.

     "STONE CONTAINER FINANCE COMPANY OF CANADA SECOND AMENDED AND RESTATED PLEDGE AGREEMENT" shall mean the Stone Container Finance Company of Canada Second Amended and Restated Pledge Agreement substantially in the form of EXHIBIT E-5 and dated as of the Restatement Date, by Stone in favor of the Collateral Agent.

     "STONE LENDERS" shall mean the Revolving Lenders, the Revolving (Supplemental) Lenders, the Tranche B Lenders and, to the extent applicable, any Incremental Term Lenders making Incremental Term Loans to Stone.

     "STONE LOANS" shall mean the Revolving Loans, the Revolving (Supplemental) Loans, the Tranche B Loans and, to the extent applicable, any Incremental Term Loans made by the Incremental Term Lenders to Stone.

     "SUBSIDIARY" shall mean, with respect to any Person (herein referred to as the "PARENT"), any corporation, partnership, association or other business entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership or membership interests are, at the time any determination is being made, owned, controlled or held by, or otherwise Controlled by, the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

     "SUBSIDIARY" shall mean, unless the context otherwise requires, any direct or indirect subsidiary of Stone or SSC Canada; PROVIDED, HOWEVER, that the term "Subsidiary" shall not include (a) any Inactive Subsidiary and (b) Stone Venepal (Celgar) Pulp, Inc.

     "SWINGLINE LENDER" is defined in the preamble to this Agreement.

     "SWINGLINE LOANS" shall mean the swingline loans made by the Swingline Lender pursuant to SECTION 2.22.

     "TAXES" is defined in SECTION 2.20(a).

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     "TAX SHARING AGREEMENT" shall mean an agreement among SSCC and its subsidiaries that constitute an affiliated group of corporations within the meaning of Section 1504 of the Code and that join in the filing of consolidated Federal income tax returns, which agreement provides for SSCC to act as the agent of the group for the filing of such returns and the payment of income taxes, and for tax sharing payments between members of the group to compensate for the use by a member of losses, credits or other tax attributes of another member.

     "TERM BORROWING" shall mean a Borrowing comprised of Tranche B Loans, Tranche C Loans or Other Term Loans.

     "TERM LENDERS" shall mean, collectively, the Tranche B Lenders, the Tranche C Lenders and any Incremental Term Lenders.

     "TERM LOAN COMMITMENTS" shall mean, collectively, the Tranche B Commitments and the Tranche C Commitments. Unless the context shall otherwise require, after the effectiveness of any Incremental Term Loan Commitment, the term "Term Loan Commitment" shall also include such Incremental Term Loan Commitments.

     "TERM LOAN MATURITY DATE" shall mean June 30, 2009.

     "TERM LOAN REPAYMENT AMOUNTS" shall mean, for any period, the aggregate of all Tranche B Repayment Amounts, Tranche C Repayment Amounts and, without duplication, Incremental Term Loan Repayment Amounts payable during such period.

     "TERM LOAN REPAYMENT DATES" shall mean the Tranche B Repayment Dates, the Tranche C Repayment Dates and the Incremental Term Loan Repayment Dates.

     "TERM LOANS" shall mean, collectively, the Tranche B Loans and the Tranche C Loans. Unless the context shall otherwise require, the term "Term Loans" shall also include any Incremental Term Loans.

     "TRANCHE B BORROWING" shall mean a Borrowing comprised of Tranche B Loans.

     "TRANCHE B COMMITMENT" shall mean, with respect to each Lender, the commitment of such Lender to make Tranche B Loans hereunder as set forth on
SCHEDULE 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Tranche B Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to SECTION 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
SECTION 11.04 or pursuant to an Incremental Term Loan Assumption Agreement. As of the Restatement Date, the aggregate amount of the Lenders' Tranche B Commitments is U.S.$950,000,000.

     "TRANCHE B LENDERS" shall mean the Lenders having Tranche B Commitments or holding Tranche B Loans.

     "TRANCHE B LOANS" shall mean the term loans made by the Lenders to Stone pursuant to SECTION 2.01(b)(i) or, if the terms thereof are identical thereto,
SECTION 2.01(b)(iii).

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     "TRANCHE B REPAYMENT AMOUNT" is defined in SECTION 2.11(a)(i).

     "TRANCHE B REPAYMENT DATE" is defined in SECTION 2.11(a)(i).

     "TRANCHE C BORROWING" shall mean a Borrowing comprised of Tranche C Loans.

     "TRANCHE C COMMITMENT" shall mean, with respect to each Lender, the commitment of such Lender to make Tranche C Loans hereunder as set forth on
SCHEDULE 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Tranche C Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to SECTION 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
SECTION 11.04 or pursuant to an Incremental Term Loan Assumption Agreement. As of the Restatement Date, the aggregate amount of the Lenders' Tranche C Commitments is U.S.$350,000,000.

     "TRANCHE C LENDERS" shall mean the Lenders having Tranche C Commitments or holding Tranche C Loans.

     "TRANCHE C LOANS" shall mean the term loans made by the Lenders to SSC Canada pursuant to SECTION 2.01(b)(ii) or, if the terms thereof are identical thereto, SECTION 2.01(b)(iii).

     "TRANCHE C REPAYMENT AMOUNT" is defined in SECTION 2.11(a)(ii).

     "TRANCHE C REPAYMENT DATE" is defined in SECTION 2.11(a)(ii).

     "TRANSACTIONS" shall have the meaning assigned to such term in
SECTION 4.02.

     "TRUSTEE" shall mean National Bank Trust Inc. (formerly known as General Trust of Canada), a trust company constituted under AN ACT RESPECTING TRUST COMPANIES AND SAVINGS COMPANIES (Quebec) and Part 1 of the COMPANIES ACT (Quebec), in its capacity as "fonde de pouvoir" (person holding the power of attorney) for the holders of the Bonds.

     "TYPE", when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term "Rate" shall include the Adjusted LIBO Rate, the Alternate Base Rate, the Canadian Prime Rate and the Discount Rate applicable to B/A and B/A Equivalent Loans.

     "U.S. BASE RATE" shall mean the rate of interest per annum publicly announced from time to time by the Canadian Administrative Agent as its base rate in effect at its principal office in Toronto, Ontario for determining interest rates on U.S. Dollar-denominated commercial loans made in Canada; each change in the U.S. Base Rate shall be effective on the date such change is publicly announced as being effective.

     "U.S. DOLLARS" or "U.S. $" shall mean lawful currency of the United States.

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     "U.S. DOLLAR EQUIVALENT" shall mean, on any date of determination, with respect to any amount in Canadian Dollars, the equivalent in U.S. Dollars of such amount determined by the Administrative Agent using the Exchange Rate then in effect.

     "U.S. GAAP" shall mean generally accepted accounting principles in the United States, applied on a consistent basis.

     "WHOLLY OWNED CANADIAN SUBSIDIARY" shall mean each wholly owned subsidiary of either Borrower that is a Canadian Subsidiary.

     "WHOLLY OWNED DOMESTIC SUBSIDIARY" shall mean any wholly owned subsidiary of either Borrower that is a Domestic Subsidiary.

     "WHOLLY OWNED SUBSIDIARY" of a Person shall mean any subsidiary of such Person of which securities (except for directors' qualifying shares) or other ownership interests representing 100% of the equity or 100% of the ordinary voting power or 100% of the general partnership or membership interests are, at the time any determination is being made, owned, controlled or held by such Person or one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person.

     "WITHDRAWAL LIABILITY" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     SECTION 1.02. TERMS GENERALLY. The definitions in SECTION 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed to be references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Each reference to any Loan Document or any other document or agreement shall be deemed to be a reference to such Loan Document, document or agreement as amended, restated, waived, supplemented or otherwise modified from time to time in accordance with the provisions hereof and thereof. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered hereunder shall be prepared in accordance with U.S. GAAP as in effect from time to time, applied on a basis consistent with the application used in the financial statements referred to in SECTION 4.05; PROVIDED, HOWEVER, that for purposes of making any determination required by the definition of "APPLICABLE RATE",
SECTION 2.13(c) or ARTICLE VII, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with U.S. GAAP as in effect on the Restatement Date applied on a basis consistent with the application used in the financial statements referred to in SECTION 4.05.

     SECTION 1.03. CLASSIFICATION OF LOANS AND BORROWINGS. For the purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan").

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

Borrowings may also be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Borrowing").

     SECTION 1.04. EXCHANGE RATE CALCULATIONS. On each Calculation Date, the Administrative Agent shall (a) determine the Exchange Rate as of such Calculation Date and (b) give notice thereof to the Borrowers and to each Lender that shall have requested such information. The Exchange Rates so determined shall become effective on the first Business Day immediately following the relevant Calculation Date (each, a "RESET DATE") and shall remain effective until the next succeeding Reset Date, and shall for all purposes of this Agreement (other than SECTION 2.02(e), SECTION 10.03, SECTION 11.19 and any other provision expressly requiring the use of a current Exchange Rate) be the Exchange Rate employed in converting amounts between U.S. Dollars and Canadian Dollars.

                                   ARTICLE II

                                   THE CREDITS

     SECTION 2.01. COMMITMENTS AND LOANS. (a) The Borrowers and the Lenders acknowledge the making of the Existing Stone Loans pursuant to the Existing Stone Credit Agreement outstanding on the Restatement Date and agree that such Existing Stone Loans (other than the Existing Term Loans, which shall be repaid in full on the Restatement Date) shall continue to be outstanding pursuant to the terms and conditions of this Agreement and the other Loan Documents.

     (b) Subject to the terms and conditions and relying on the representations and warranties of the Borrowers set forth herein, (i) each Tranche B Lender agrees, severally and not jointly, to make a Tranche B Loan in U.S. Dollars to Stone on the Restatement Date in a principal amount equal to its Tranche B Commitment, (ii) each Tranche C Lender agrees, severally and not jointly, to make a Tranche C Loan in U.S. Dollars to SSC Canada on the Restatement Date in a principal amount equal to its Tranche C Commitment, and (iii) each Incremental Term Lender agrees, severally and not jointly, to make an Incremental Term Loan to either Stone or SSC Canada in a principal amount equal to its Incremental Term Loan Commitment. Amounts paid or repaid in respect of Term Loans may not be reborrowed.

     (c) Subject to the terms and conditions and relying on the representations and warranties of the Borrowers set forth herein, (i) each Stone Lender agrees, severally and not jointly, to make (A) Revolving Loans to Stone from time to time during the Revolving Credit Availability Period in U.S. Dollars in an aggregate principal amount that will not result in such Lender's Applicable Percentage of the Revolving Credit Utilization exceeding such Lender's Revolving Credit Commitment, and (B) Revolving (Supplemental) Loans to Stone from time to time during the Revolving Credit Availability Period in U.S. Dollars in an aggregate principal amount that will not result in such Lender's Revolving (Supplemental) Loans exceeding such Lender's Revolving (Supplemental) Credit Commitment, and (ii) each Revolving (Canadian) Lender agrees, severally and not jointly, to make Revolving (Canadian) Loans, including by means of a B/A or B/A Equivalent Loan, to SSC Canada from time to time during the Revolving Credit Availability Period, in U.S. Dollars or Canadian Dollars (as requested by SSC Canada as

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

permitted hereunder), in an aggregate principal amount that will not result in such Lender's Applicable Percentage of the Revolving (Canadian) Credit Utilization exceeding such Lender's Revolving (Canadian) Credit Commitment. Within the limits set forth in the preceding sentence, the Borrowers may borrow, pay or prepay and reborrow Revolving Loans, Revolving (Supplemental) Loans and Revolving (Canadian) Loans.

     (d) SSC Canada acknowledges and agrees that the Tranche C Loans and the Revolving (Canadian) Loans shall constitute Indebtedness advanced to it under and secured by, and the repayment of which is promised by it, under the terms of, the Demand Debentures.

     SECTION 2.02. LOANS. (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective applicable Revolving Commitments, Revolving (Supplemental) Commitments, Revolving (Canadian) Commitments, Tranche B Commitments, Tranche C Commitments or Incremental Term Loan Commitments, as the case may be; PROVIDED, HOWEVER, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Loans comprising any Borrowing shall, subject to SECTION 2.23(e) in the case of B/A Loans, be in an aggregate principal amount that is (i) an integral multiple of U.S.$500,000 (or the Canadian Dollar Equivalent thereof) and, in the case of a Eurodollar Borrowing, not less than U.S.$1,000,000 or (ii) an aggregate principal amount equal to the remaining available balance of the applicable Commitments.

     (b) Subject to SECTION 2.08 and 2.15, (i) each Borrowing denominated in U.S. Dollars shall be comprised entirely of ABR Loans or Eurodollar Loans and
(ii) each Revolving (Canadian) Credit Borrowing denominated in Canadian Dollars shall be comprised entirely of B/A Loans or Canadian Prime Rate Loans, in each case as the applicable Borrower may request pursuant to SECTION 2.03. Each Lender may at its option fulfill its Commitment with respect to any Eurodollar Loan or any Loan denominated in Canadian Dollars by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan, PROVIDED that any exercise of such option shall not (A) affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement or
(B) require any reimbursement or other payment to be made to such Lender or its Affiliates pursuant to SECTION 2.20 in an amount in excess of the amounts that would have been payable thereunder to such Lender had such Lender not exercised such option. Borrowings of more than one Type may be outstanding at the same time; PROVIDED, HOWEVER, that the Borrowers shall not be entitled to request any Borrowing that, if made, would result in an aggregate of more than fifteen separate Eurodollar Loans and five B/A Borrowings of any Lender being outstanding hereunder at any one time. For purposes of the foregoing, Loans having different Interest Periods or Contract Periods or denominated in different currencies, regardless of whether they commence on the same date, shall be considered separate Loans.

     (c) Subject to paragraph (f) below, each Lender shall make a Loan in the amount of its pro rata portion, as determined under SECTION 2.17, of each Borrowing hereunder on the proposed date thereof by wire transfer of immediately available funds to the Administrative Agent in New York, New York (or to the Canadian Administrative Agent in Toronto, Ontario, in the case of any Loan denominated in Canadian Dollars), not later than 2:00 p.m., Standard Time,

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

and the Administrative Agent shall promptly credit the amounts so received to the general deposit account of the applicable Borrower or, if a Borrowing shall not occur on such date because any condition precedent specified herein shall not have been met, return the amounts so received to the respective Lenders. Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing (or, in the case of an ABR Borrowing or Canadian Prime Rate Borrowing prior to 2:00 p.m., Standard Time on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender's portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with this PARAGRAPH (c) and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and such Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the applicable Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of such Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Effective Rate or, in the case of a Revolving (Canadian) Credit Borrowing denominated in Canadian Dollars, the rate determined by the Canadian Administrative Agent to represent its cost of obtaining overnight Canadian Dollars. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall be deemed to constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

     (d) Any request by Stone for a Revolving Credit Borrowing (except a request pursuant to PARAGRAPH (d) of ARTICLE III) or a Revolving (Supplemental) Credit Borrowing shall be deemed to be a request for both a Revolving Credit Borrowing and a Revolving (Supplemental) Credit Borrowing, and the Administrative Agent shall allocate any such request such that, after giving effect to such Borrowings, the ratio obtained by DIVIDING (w) the Revolving Credit Utilization by (x) aggregate Revolving Credit Commitments equals, as nearly as possible, the ratio obtained by DIVIDING (y) the Revolving (Supplemental) Loans by (z) the aggregate Revolving (Supplemental) Credit Commitments.

     (e) Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request any Interest Period (or Contract Period in the case of a B/A Borrowing) with respect to any Borrowing that would end after the Revolving Credit Maturity Date, the Term Loan Maturity Date or the Incremental Term Loan Maturity Date, as the case may be.

     (f) If the Revolving Facility Facing Agent has not received from Stone the payment required by paragraph (d) of Article III within two hours after Stone shall have received notice from the Revolving Facility Facing Agent that payment of a draft presented under any Revolving Facility Letter of Credit will be made or, if Stone shall have received such notice later than 10:00 a.m., Standard Time, on any Business Day, not later than 10:00 a.m., Standard Time, on the immediately following Business Day, as provided in paragraph (a) of Article III, the Revolving Facility Facing Agent will promptly notify the Administrative Agent of the LC Disbursement and the Administrative Agent will promptly notify each Revolving Lender of such LC Disbursement and its Applicable Percentage thereof. Each Revolving Lender will pay to the Administrative Agent not later than 4:00 p.m., Standard Time, on such date (or, if the Revolving

Lenders shall have received such notice later than 2:00 p.m., Standard Time, on any day, not later than 10:00 a.m., Standard Time, on the immediately following Business Day) an amount equal to such Revolving Lender's Applicable Percentage of such LC Disbursement (it being understood that such amount shall be deemed to constitute an ABR Revolving Loan of such Revolving Lender), and the Administrative Agent will promptly pay such amount to the Revolving Facility Facing Agent. The Administrative Agent will promptly remit to each Revolving Lender its Applicable Percentage of any amounts subsequently received by the Administrative Agent from Stone in respect of such LC Disbursement. If any Revolving Lender shall not have made its Applicable Percentage of such LC Disbursement available to the Revolving Facility Facing Agent as provided above, such Lender agrees to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this subsection to but excluding the date an amount equal to such amount is paid to the Administrative Agent for prompt payment to the Revolving Facility Facing Agent at, for the first such day, the Federal Funds Effective Rate, and for each day thereafter, the Alternate Base Rate.

     (g) If the Revolving (Canadian) Facility Facing Agent has not received from SSC Canada the payment required by paragraph (d) of Article III within two hours after SSC Canada shall have received notice from the Revolving (Canadian) Facility Facing Agent that payment of a draft presented under any Revolving (Canadian) Facility Letter of Credit will be made or, if SSC Canada shall have received such notice later than 10:00 a.m., Standard Time, on any Business Day, not later than 10:00 a.m., Standard Time, on the immediately following Business Day, as provided in paragraph (a) of Article III, the Revolving (Canadian) Facility Facing Agent will promptly notify the Canadian Administrative Agent of the LC Disbursement and the Canadian Administrative Agent will promptly notify each Revolving (Canadian) Lender of such LC Disbursement and its Applicable Percentage thereof. Each Revolving (Canadian) Lender will pay to the Canadian Administrative Agent not later than 4:00 p.m., Standard Time on such date (or, if the Revolving (Canadian) Lenders shall have received such notice later than 2:00 p.m., Standard Time, on any day, not later than 10:00 a.m., Standard Time, on the immediately following Business Day) an amount equal to such Revolving (Canadian) Lender's Applicable Percentage of such LC Disbursement (it being understood that such amount shall be deemed to constitute an ABR Revolving (Canadian) Loan or Canadian Prime Rate Revolving (Canadian) Loan, as the case may be, of such Revolving (Canadian) Lender), and the Canadian Administrative Agent will promptly pay such amount to the Revolving (Canadian) Facility Facing Agent. The Canadian Administrative Agent will promptly remit to each Revolving (Canadian) Lender its Applicable Percentage of any amounts subsequently received by the Canadian Administrative Agent from SSC Canada in respect of such LC Disbursement. If any Revolving (Canadian) Lender shall not have made its Applicable Percentage of such LC Disbursement available to the Revolving (Canadian) Facility Facing Agent as provided above, such Lender agrees to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this subsection to but excluding the date an amount equal to such amount is paid to the Canadian Administrative Agent for prompt payment to the Revolving (Canadian) Facility Facing Agent at, for the first such day, the overnight Canadian interbank rate for U.S. Dollars or Canadian Dollars, as the case may be, and for each day thereafter, the Alternate Base Rate or the Canadian Prime Rate, as the case may be.

     SECTION 2.03. NOTICE OF BORROWINGS. The applicable Borrower shall give the Administrative Agent written or telecopy notice substantially in the form of EXHIBIT K (or telephone notice promptly confirmed in writing or by telecopy) (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., Standard Time three Business Days before a proposed borrowing, (b) in the case of an ABR Term or a B/A Borrowing, not later than 11:00 a.m., Standard Time, one Business Day before a proposed borrowing and (c) in the case of an ABR Revolving Credit Borrowing, ABR Revolving (Supplemental) Credit Borrowing, ABR Revolving (Canadian) Credit Borrowing or Canadian Prime Rate Borrowing, not later than 11:00 a.m., Standard Time, on the day of a proposed borrowing. Such notice shall be irrevocable and shall in each case refer to this Agreement and specify the following information:

          (i)    the Borrower requesting such Borrowing;

          (ii) the Type (e.g., Eurodollar, ABR, B/A or Canadian Prime Rate) of such Borrowing;

          (iii) whether the Borrowing is to be a Revolving Credit Borrowing, Revolving (Supplemental) Credit Borrowing, Revolving (Canadian) Credit Borrowing, Tranche B Borrowing, Tranche C Borrowing or Incremental Term Loan Borrowing;

          (iv)   the aggregate amount and currency of such Borrowing;

          (v)    the date of such Borrowing (which shall be a Business Day);

          (vi) in the case of a Eurodollar Borrowing, the Interest Period with respect thereto;

          (vii) in the case of a B/A Borrowing, the Contract Period and maturity date with respect thereto; and

          (viii) the number and location of the account to which funds are to be disbursed;

PROVIDED, HOWEVER, that, notwithstanding any contrary specification in any such notice, each requested Borrowing shall comply with the requirements set forth in
SECTION 2.02. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing if denominated in U.S. Dollars and a Canadian Prime Rate Borrowing if denominated in Canadian Dollars. If no Interest Period with respect to any Eurodollar Borrowing (or Contract Period, with respect to a B/A Borrowing) is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period (or Contract Period in the case of a B/A Borrowing) of one month's (or 30 days', in the case of a B/A Borrowing) duration. The Administrative Agent shall promptly advise the Lenders of any notice given pursuant to this SECTION 2.03, and of each Lender's portion of the requested Borrowing.

     SECTION 2.04. REPAYMENT OF LOANS; EVIDENCE OF DEBT. (a) Stone hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Revolving Lender and Revolving (Supplemental) Lender the then unpaid principal amount of each Revolving Loan and Revolving (Supplemental) Loan of such Lender on the Revolving Credit Maturity Date, (ii) to the Administrative Agent for the account of (x) each Tranche B

Lender and (y) each Incremental Term Lender that shall have made Other Term Loans to Stone, the then unpaid principal amount of each Tranche B Loan and such Other Term Loan, respectively, of such Lender in such amounts and on such dates as provided in SECTION 2.11, and (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the Revolving Credit Maturity Date. SSC Canada hereby unconditionally promises to pay (i) to the Canadian Administrative Agent for the account of each Revolving (Canadian) Lender the then unpaid principal amount of each Revolving (Canadian) Loan of such Lender on the Revolving Credit Maturity Date, and (ii) to the Administrative Agent for the account of (x) each Tranche C Lender and (y) each Incremental Term Lender that shall have made Other Term Loans to SSC Canada, the then unpaid principal amount of each Tranche C Loan and such Other Term Loan, respectively, of such Lender in such amounts and on such dates as provided in SECTION 2.11. Except for any B/A Loan (the compensation for which is set forth in SECTION 2.23), each Loan shall bear interest from and including the date made on the outstanding principal balance thereof as set forth in SECTION 2.06.

     (b) Each Lender and the Swingline Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness to such Lender or the Swingline Lender resulting from each Loan or Swingline Loan, respectively, from time to time, including the amounts of principal and interest payable and paid to such Lender or the Swingline Lender from time to time under this Agreement.

     (c) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan and Swingline Loan made hereunder, the Type of each Loan and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender and the Swingline Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from each Borrower or any Guarantor and each Lender's or the Swingline Lender's share thereof.

     (d) The entries made in the accounts maintained pursuant to PARAGRAPHS (b) and (c) of this SECTION 2.04 shall, to the extent permitted by applicable laws be prima facie evidence of the existence and amounts of the obligations therein recorded; PROVIDED, HOWEVER, that the failure of any Lender, the Swingline Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of either Borrower to repay the Loans and the Swingline Loans in accordance with their terms.

     (e) Any Lender party to the Existing Stone Credit Agreement may from time to time request that its existing promissory notes be replaced with a promissory note referring to this Agreement, and any Tranche B Lender, Tranche C Lender or Revolving (Canadian) Lender may request from time to time that its respective Tranche B Loan, Tranche C Loan or Revolving (Canadian) Loan be evidenced by a promissory note. In response to any such request, the applicable Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns substantially in the form of EXHIBIT G, with the blanks appropriately filled in. Notwithstanding any other provision of this Agreement, in the event that any Lender shall request and receive such a promissory note, the Loans evidenced by such promissory note and interest payable on such Loans shall at all times (including after assignment pursuant to SECTION 11.04) be represented by one or more promissory notes, if any, payable to the

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order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

     SECTION 2.05. FEES. (a) Stone agrees to pay to each Revolving Lender and Revolving (Supplemental) Lender in respect of the Revolving Credit Commitments and Revolving (Supplemental) Credit Commitments of such Lender, respectively, through the Administrative Agent, on each March 31, June 30, September 30 and December 31 and on each date on which the Revolving Credit Commitments and Revolving (Supplemental) Credit Commitments of such Lender shall expire or be terminated as provided herein, a commitment fee (a "STONE COMMITMENT FEE") equal to the Applicable Rate per annum in effect for such Revolving Credit Commitments and Revolving (Supplemental) Credit Commitments from time to time on the daily unused amount of the Revolving Credit Commitments and Revolving (Supplemental) Credit Commitments of such Lender during the preceding quarter (or shorter period ending with the Revolving Credit Maturity Date or the date on which any of such Commitments of such Lender shall expire or be terminated). SSC Canada agrees to pay to each Revolving (Canadian) Lender, in respect of the Revolving (Canadian) Credit Commitments of such Lender, through the Canadian Administrative Agent, on each March 31, June 30, September 30 and December 31 and on each date on which Revolving (Canadian) Credit Commitments of such Lender shall expire or be terminated as provided herein, a commitment fee (an "SSC CANADA COMMITMENT FEE" and, together with the Stone Commitment Fee, the "COMMITMENT FEES") equal to the Applicable Rate per annum in effect for such Revolving (Canadian) Credit Commitments from time to time on the daily unused amount of the Revolving (Canadian) Credit Commitments of such Lender during the preceding quarter (or shorter period ending with the Revolving Credit Maturity Date or the date on which any of such Commitments of such Lender shall expire or be terminated). The Commitment Fees due to each Lender shall commence to accrue on and including the Restatement Date and shall cease to accrue on, but excluding, the date on which such Commitments of such Lender shall expire or be terminated as provided herein. For purposes of calculating Commitment Fees, any portion of the Revolving Credit Commitments unavailable due to outstanding Swingline Loans shall be deemed to be unused amounts of the Revolving Credit Commitments. All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days and shall be payable in U.S. Dollars.

     (b) The Borrowers agree to pay to the Agents, for their own accounts, the administration fees at the times and in the amounts agreed upon between the Borrowers and the Agents.

     (c) Stone agrees to pay (i) to each Revolving Lender, through the Administrative Agent, on each March 31, June 30, September 30 and December 31 and on each date on which the Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein, a participation fee (a "REVOLVING FACILITY LC PARTICIPATION FEE") calculated on such Lender's Applicable Percentage of the daily aggregate Revolving Facility LC Exposure (excluding the portion thereof attributable to unreimbursed LC Disbursements in respect of Revolving Facility Letters of Credit) during the preceding quarter (or shorter period commencing with the Restatement Date or ending with the Revolving Credit Maturity Date or the date on which all Revolving Facility Letters of Credit have been canceled or have expired and the Revolving Credit Commitments of all Lenders shall have been terminated) at a rate equal to the

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greater of (x) the Applicable Rate from time to time used to determine the interest rate on Eurodollar Revolving Credit Borrowings pursuant to SECTION 2.06 MINUS 0.50% and (y) 1.00%, (ii) to the Revolving Facility Facing Agent on each March 31, June 30, September 30 and December 31 and on each date on which any Revolving Credit Commitment shall expire or be terminated as set forth herein with respect to each Revolving Facility Letter of Credit issued by it a fronting fee as separately agreed to between Stone and the Revolving Facility Facing Agent and (iii) to the Revolving Facility Facing Agent with respect to the issuance, amendment or transfer of any such Revolving Facility Letter of Credit and each drawing made thereunder, documentary and processing charges in accordance with the Revolving Facility Facing Agent's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or drawing, as the case may be. All Revolving Facility LC Participation Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days and shall be payable in U.S. Dollars.

     (d) SSC Canada agrees to pay (i) to each Revolving (Canadian) Lender, through the Canadian Administrative Agent, in U.S. Dollars on each March 31, June 30, September 30 and December 31 and on each date on which the Revolving (Canadian) Credit Commitment of such Lender shall expire or be terminated as provided herein, a participation fee (a "REVOLVING (CANADIAN) FACILITY LC PARTICIPATION FEE") calculated on such Lender's Applicable Percentage of the daily aggregate Revolving (Canadian) Facility LC Exposure (excluding the portion thereof attributable to unreimbursed LC Disbursements in respect of Revolving (Canadian) Facility Letters of Credit) during the preceding quarter (or shorter period ending with the Revolving Credit Maturity Date or the date on which all Revolving (Canadian) Facility Letters of Credit have been canceled or have expired and the Revolving (Canadian) Credit Commitments of all Lenders shall have been terminated) at a rate equal to the greater of (x) the Applicable Rate from time to time used to determine the interest rate on Eurodollar Revolving (Canadian) Credit Borrowings pursuant to SECTION 2.06 MINUS 0.50% and (y) 1.00%,
(ii) to the Revolving (Canadian) Facility Facing Agent on each March 31, June 30, September 30 and December 31 and on the date on which the Revolving (Canadian) Credit Commitments shall expire or be terminated as set forth herein, with respect to each Revolving (Canadian) Facility Letter of Credit issued by it a fronting fee as separately agreed to between SSC Canada and the Revolving (Canadian) Facility Facing Agent and (iii) to the Revolving (Canadian) Facility Facing Agent with respect to the issuance, amendment or transfer of any such Revolving (Canadian) Facility Letter of Credit and each drawing made thereunder, documentary and processing charges in accordance with the Revolving (Canadian) Facility Facing Agent's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or drawing, as the case may be. All Revolving (Canadian) Facility LC Participation Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days and shall be payable in U.S. Dollars.

     (e) All Fees (other than the fees payable to the Facing Agents under PARAGRAPH (c)(ii) or (iii) and PARAGRAPH (d)(ii) or (iii) above) shall be paid on the dates due, in U.S. Dollars in immediately available funds, to the Administrative Agent or the Canadian Administrative Agent, as applicable, for distribution, if and as appropriate, among the Lenders. Once paid, none of the Fees shall be refundable under any circumstances (other than corrections of errors in payment).

     SECTION 2.06.  INTEREST ON LOANS. (a) Subject to the provisions of
SECTION 2.07, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when the Alternate Base Rate is determined by reference to the Prime Rate or the U.S. Base Rate and over a year of 360 days at all other times) at a rate per annum equal to the Alternate Base Rate PLUS the Applicable Rate in effect at such time with respect to such Loans. Swingline Loans shall bear interest at the rate applicable to ABR Revolving Loans.

     (b) Subject to the provisions of SECTION 2.07, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing PLUS the Applicable Rate in effect at such time with respect to such Loans.

     (c) Subject to the provisions of SECTION 2.07, the Loans comprising each Canadian Prime Rate Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may
be) at a rate per annum equal to the Canadian Prime Rate PLUS the Applicable Rate in effect at such time with respect to such Loans.

     (d) Subject to the provisions of SECTION 2.07, the Loans comprising each B/A Borrowing shall be subject to an Acceptance Fee, payable by SSC Canada on the date of acceptance of the relevant B/A and calculated as set forth in the definition of the term "Acceptance Fee" in SECTION 1.01.

     (e) Interest on each Loan and each Swingline Loan (other than pursuant to a B/A Borrowing) shall be payable on the Interest Payment Dates applicable to such Loan or Swingline Loan, as the case may be, except as otherwise provided in this Agreement. The Applicable Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent or the Canadian Administrative Agent, as applicable, and such determination shall be presumptively correct absent manifest error.

     (f) For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever any interest or fee to be paid hereunder or in connection herewith is to be calculated on the basis of any period of time that is less than a calendar year, the yearly rate of interest to which the rate used in such calculation is equivalent is the rate so used multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360, 365 or 366, as applicable. The rates of interest under this Agreement are nominal rates, and not effective rates or yields. The principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement.

     SECTION 2.07. DEFAULT INTEREST. If either Borrower shall default in the payment of the principal of or interest on any Loan or Swingline Loan or any other amount becoming due hereunder or under any Loan Document, by acceleration or otherwise, the applicable Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount to but excluding the date of actual payment (after as well as before judgment or bankruptcy) at a rate per annum (the "DEFAULT RATE") equal to (a) in the case of any Loan or any Swingline Loan, the rate that would be applicable under
SECTION 2.06 to such Loan or Swingline Loan PLUS 2.00% per annum and (b) in the case of any other amount, the rate that would be applicable under SECTION 2.06 to an ABR Term Loan PLUS 2.00% per annum.

     SECTION 2.08. ALTERNATE RATE OF INTEREST. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Administrative Agent shall have determined that dollar deposits in the principal amounts of the Loans comprising such Borrowing are not generally available in the London interbank market, or that the rates at which such dollar deposits are being offered will not adequately and fairly reflect the cost to Lenders having outstanding Loans and unused Commitments representing at least 20% of the aggregate outstanding Loans and unused Commitments in respect of the affected Credit Facility of making or maintaining their Eurodollar Loans during such Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or telecopy notice of such determination to each Borrower and the Lenders. In the event of any such determination, any request by either Borrower for a Eurodollar Borrowing pursuant to SECTION 2.03 or 2.10 shall, until the Administrative Agent shall have advised the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, be deemed to be a request for an ABR Borrowing. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

     SECTION 2.09. TERMINATION AND REDUCTION OF COMMITMENTS. (a) The Term Loan Commitments (other than any Incremental Term Loan Commitments, which shall terminate in accordance with the applicable Incremental Term Loan Assumption Agreement) shall terminate at 5:00 p.m., Standard Time, on the Restatement Date. The Revolving Credit Commitments, the Revolving (Supplemental) Credit Commitments and the Revolving (Canadian) Credit Commitments shall terminate at 5:00 p.m., Standard Time, on the Revolving Credit Maturity Date.

     (b) Upon at least three Business Days' prior irrevocable written or telecopy notice to the Administrative Agent, (x) Stone may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Tranche B Commitments, the Revolving Credit Commitments and/or the Revolving (Supplemental) Credit Commitments and (y) SSC Canada may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Tranche C Commitments and/or the Revolving (Canadian) Credit Commitments; PROVIDED, HOWEVER, that (i) each partial reduction of such Commitments shall be in an integral multiple of U.S.$1,000,000 and in a minimum principal amount of U.S.$5,000,000, (ii) Stone shall not be permitted to terminate or reduce the Revolving Credit Commitments if, as the result of such termination or reduction, the Revolving Credit Utilization would exceed the aggregate remaining Revolving Credit Commitments, (iii) Stone shall not be permitted to terminate or reduce the Revolving (Supplemental) Credit Commitments if, as the result of such termination or reduction, the aggregate outstanding Revolving (Supplemental) Loans would exceed the aggregate remaining Revolving (Supplemental) Credit Commitments and (iv) SSC Canada shall not be permitted to terminate or reduce the Revolving (Canadian) Credit Commitments if, as the result of such termination or reduction, the Revolving (Canadian) Credit Utilization would exceed the aggregate remaining Revolving (Canadian) Credit Commitments.

     (c) The Revolving Credit Commitments, the Revolving (Supplemental) Credit Commitments and the Revolving (Canadian) Credit Commitments shall be permanently reduced by the amount of any mandatory prepayments applied to Swingline Loans, Revolving Credit

Borrowings, Revolving (Supplemental) Credit Borrowings or Revolving (Canadian) Credit Borrowings pursuant to SECTION 2.13(f).

     (d) Each reduction in the Commitments hereunder shall be made ratably among the applicable Lenders in accordance with their respective applicable Commitments. Any reduction in the Revolving Credit Commitments or the Revolving (Supplemental) Credit Commitments (whether pursuant to PARAGRAPH (b) or (c) above) shall be allocated pro rata among the Revolving Credit Commitments and the Revolving (Supplemental) Credit Commitments based upon the aggregate unused Revolving Credit Commitments and the aggregate unused Revolving (Supplemental) Credit Commitments in effect immediately prior to such reduction.

     (e) The applicable Borrower shall pay to the Administrative Agent for the account of the applicable Lenders, on the date of each termination or reduction, the Commitment Fees on the amount of the Commitments so terminated or reduced accrued to, but excluding, the date of such termination or reduction.

     (f) Nothing in this SECTION 2.09 shall prejudice any rights that either Borrower may have against any Lender that fails to lend as required hereunder prior to the date of termination of any Commitment.

     SECTION 2.10. CONVERSION AND CONTINUATION OF BORROWINGS. Each Borrower shall have the right at any time upon prior irrevocable notice substantially in the form of EXHIBIT L to the Administrative Agent (i) not later than 11:00 a.m., Standard Time, on the day of the proposed conversion, to convert any Eurodollar Borrowing into an ABR Borrowing or to convert any B/A Borrowing to a Canadian Prime Rate Borrowing, (ii) not later than 11:00 a.m., Standard Time, three Business Days prior to conversion or continuation, to convert any ABR Borrowing into a Eurodollar Borrowing or to continue any Eurodollar Borrowing as a Eurodollar Borrowing for an additional Interest Period, (iii) not later than 11:00 a.m., Standard Time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurodollar Borrowing to another permissible Interest Period and (iv) not later than 11:00 a.m., Standard Time, one Business Day prior to conversion or continuation, to convert any Canadian Prime Rate Borrowing to a B/A Borrowing or to continue any B/A Borrowing as a B/A Borrowing for an additional Contract Period, subject in each case to the following:

          (a) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing;

          (b) if less than all the outstanding principal amount of any Borrowing shall be converted or continued, the aggregate principal amount of such Borrowing converted or continued shall be in an integral multiple of U.S.$1,000,000 or Cdn.$1,000,000, as the case may be, and not less than U.S.$10,000,000 or Cdn.$10,000,000;

          (c) each conversion shall be effected by each Lender and the Administrative Agent by recording the particulars thereof in their respective accounts maintained pursuant to SECTION 2.04, and no new Loan shall be considered to have been made as a result thereof; accrued interest on any Eurodollar Loan (or portion thereof) being converted shall be paid by the applicable Borrower at the time of the conversion;

          (d) if any Eurodollar Borrowing or B/A Loan is converted at a time other than the end of the Interest Period applicable thereto, the applicable Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to SECTION 2.16;

          (e) any portion of a Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Borrowing or a B/A Borrowing;

          (f) any portion of a Eurodollar Borrowing or a B/A Borrowing that cannot be converted into or continued as a Eurodollar Borrowing or a B/A Borrowing by reason of PARAGRAPH (e) above shall be automatically converted at the end of the Interest Period or Contract Period in effect for such Borrowing into an ABR Borrowing or a Canadian Prime Rate Borrowing, as the case may be;

          (g) no Interest Period may be selected for any Eurodollar Term Borrowing that would end later than any applicable Term Loan Repayment Date occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of (i) the Eurodollar Term Borrowings with Interest Periods ending on or prior to such Term Loan Repayment Date and (ii) the ABR Term Borrowings would not be at least equal to the principal amount of Term Borrowings to be paid on such Term Loan Repayment Date; and

          (h) upon notice to the Borrowers from the Administrative Agent given at the request of the Required Lenders, after the occurrence and during the continuance of a Default or Event of Default, no outstanding Loan may be converted into, or continued as, a Eurodollar Loan or a B/A Loan.

     Each notice pursuant to this SECTION 2.10 shall be irrevocable and shall refer to this Agreement and specify (i) the identity, amount and Class of the Borrowing that the Borrower requests be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a Eurodollar Borrowing, an ABR Borrowing, a B/A Borrowing or a Canadian Prime Rate Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Borrowing is to be converted to or continued as a Eurodollar Borrowing or a B/A Borrowing, the Interest Period or Contract Period, respectively, with respect thereto. If no Interest Period or Contract Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Borrowing or a B/A Borrowing, respectively, the applicable Borrower shall be deemed to have selected an Interest Period or Contract Period of one month's or 30 days', as the case may be, duration. The Administrative Agent shall advise the other Lenders of any notice given pursuant to this
SECTION 2.10 and of each Lender's portion of any converted or continued Borrowing. If the applicable Borrower shall not have given notice in accordance with this SECTION 2.10 to continue any Borrowing into a subsequent Interest Period or Contract Period (and shall not otherwise have given notice in accordance with this SECTION 2.10 to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued into a new Interest Period as an ABR Borrowing or a Canadian Prime Rate Borrowing, as applicable.

     SECTION 2.11. REPAYMENT OF TERM BORROWINGS. (a)(i) Stone shall pay to the Administrative Agent, for the account of the Tranche B Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next succeeding Business Day (each such date being a "TRANCHE B REPAYMENT DATE"), a principal amount of Tranche B Loans (such amount, as adjusted from time to time pursuant to SECTIONS 2.12 and 2.13(f), being called the "TRANCHE B REPAYMENT AMOUNT") equal to the amount set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

                 DATE
                 --------------------------------------------------------
                 June 30, 2003                          U.S.$  4,750,000
                 --------------------------------------------------------
                 December 31, 2003                      U.S.$  4,750,000
                 --------------------------------------------------------
                 June 30, 2004                          U.S.$  4,750,000
                 --------------------------------------------------------
                 December 31, 2004                      U.S.$  4,750,000
                 --------------------------------------------------------
                 June 30, 2005                          U.S.$  4,750,000
                 --------------------------------------------------------
                 December 31, 2005                      U.S.$  4,750,000
                 --------------------------------------------------------
                 June 30, 2006                          U.S.$  4,750,000
                 --------------------------------------------------------
                 December 31, 2006                      U.S.$  4,750,000
                 --------------------------------------------------------
                 June 30, 2007                          U.S.$  4,750,000
                 --------------------------------------------------------
                 December 31, 2007                      U.S.$  4,750,000
                 --------------------------------------------------------
                 June 30, 2008                          U.S.$  4,750,000
                 --------------------------------------------------------
                 December 31, 2008                      U.S.$  4,750,000
                 --------------------------------------------------------
                 Term Loan Maturity Date                U.S.$893,000,000
                 --------------------------------------------------------


On each Tranche B Repayment Date, the Administrative Agent shall apply the Tranche B Repayment Amount paid to the Administrative Agent to pay the Tranche B Loans in accordance with SECTION 2.19(a).

     (ii) Subject to SECTION 2.13(j), SSC Canada shall pay to the Administrative Agent, for the account of the Tranche C Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next succeeding Business Day (each such date being a "TRANCHE C REPAYMENT DATE"), a principal amount of Tranche C Loans (such amount, as adjusted from time to time pursuant to SECTIONS 2.12 and 2.13(f), being called the "TRANCHE C REPAYMENT AMOUNT") equal to the amount set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

                 DATE
                 --------------------------------------------------------
                 June 30, 2003                         U.S.$  1,750,000
                 --------------------------------------------------------
                 December 31, 2003                     U.S.$  1,750,000
                 --------------------------------------------------------
                 June 30, 2004                         U.S.$  1,750,000
                 --------------------------------------------------------
                 December 31, 2004                     U.S.$  1,750,000
                 --------------------------------------------------------
                 June 30, 2005                         U.S.$  1,750,000
                 --------------------------------------------------------
                 December 31, 2005                     U.S.$  1,750,000
                 --------------------------------------------------------
                 June 30, 2006                         U.S.$  1,750,000
                 --------------------------------------------------------
                 December 31, 2006                     U.S.$  1,750,000
                 --------------------------------------------------------
                 June 30, 2007                         U.S.$  1,750,000
                 --------------------------------------------------------
                 December 31, 2007                     U.S.$  1,750,000
                 --------------------------------------------------------
                 June 30, 2008                         U.S.$  1,750,000
                 --------------------------------------------------------
                 December 31, 2008                     U.S.$  1,750,000
                 --------------------------------------------------------
                 Term Loan Maturity Date               U.S.$329,000,000
                 --------------------------------------------------------


On each Tranche C Repayment Date, the Administrative Agent shall apply the Tranche C Repayment Amount paid to the Administrative Agent to pay the Tranche C Loans in accordance with SECTION 2.19(a).

     (iii) Subject to SECTION 2.13(j) (in the case of Other Term Loans made to SSC Canada), the applicable Borrower shall pay to the Administrative Agent, for the account of the Incremental Term Lenders, on each Incremental Term Loan Repayment Date, a principal amount of the Other Term Loans (such amount, as adjusted from time to time pursuant to SECTIONS 2.12 and 2.13(f), being called the "INCREMENTAL TERM LOAN REPAYMENT AMOUNT") equal to the amount set forth for such date in the applicable Incremental Term Loan Assumption Agreement, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

     (b) To the extent not previously paid, all Term Loans and Other Term Loans shall be due and payable on the Term Loan Maturity Date and Incremental Term Loan Maturity Date, respectively, in each case together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

     (c)  All repayments pursuant to this SECTION 2.11 shall be subject to
SECTION 2.16, but shall otherwise be without premium or penalty.

     SECTION 2.12 OPTIONAL PREPAYMENTS. (a) Each Borrower shall have the right at any time and from time to time to prepay any Borrowing (other than Bankers' Acceptances or B/A Equivalent Loans, which may, however, be defeased as provided below), in whole or in part, upon written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) delivered to the Administrative Agent or Canadian Administrative Agent, as applicable, (i) by 11:00 a.m., Standard Time, at least three Business Days prior to the date designated for such prepayment, in the case of any prepayment of a Eurodollar Borrowing, or (ii) by 11:00 a.m., Standard Time, on the date designated for such prepayment in the case of any prepayment of an ABR Borrowing or a Canadian Prime Rate Borrowing; PROVIDED, HOWEVER, that each partial payment shall be in an amount that is an integral multiple of U.S.$1,000,000 (or

Cdn.$1,000,000 in the case of Borrowings denominated in Canadian Dollars) and, in the case of a Eurodollar Borrowing, not less than U.S.$5,000,000 (or, in each case, the entire amount of the Borrowing being prepaid); and PROVIDED FURTHER that SSC Canada may defease any B/A or B/A Equivalent Loan by depositing with the Canadian Administrative Agent an amount that, together with interest accruing on such amount to the end of the Contract Period for such B/A or B/A Equivalent Loan at such rate as the Canadian Administrative Agent shall specify upon receipt of such amount, is sufficient to pay such maturing Bankers' Acceptances or B/A Equivalent Loans when due.

     (b) Optional prepayments of Term Loans made by the Borrowers pursuant to PARAGRAPH (a) above shall be allocated among the Term Loans (and to the remaining scheduled installments of principal with respect to any such Term Loans) in a manner determined at the discretion of the Borrowers.

     (c) Optional prepayments of Revolving Loans and/or Revolving (Supplemental) Loans made by Stone pursuant to PARAGRAPH (a) above shall be allocated pro rata among the Revolving Loans and the Revolving (Supplemental) Loans such that, after giving effect to such prepayment, the ratio obtained by DIVIDING (w) the Revolving Credit Utilization by (x) aggregate Revolving Credit Commitments equals, as nearly as possible, the ratio obtained by DIVIDING (y) the Revolving (Supplemental) Loans by (z) the aggregate Revolving (Supplemental) Credit Commitments.

     (d)  Each notice of prepayment shall specify (i) the amount to be prepaid,
(ii) the prepayment date, (iii) the Class of Loans to be repaid and (iv) the allocation of the amount specified pursuant to CLAUSE (i) among the Loans specified pursuant to CLAUSE (iii) (such allocation to comply with PARAGRAPH (c) above, if applicable). Each notice of prepayment shall be irrevocable and shall commit the applicable Borrower to prepay such obligations by the amount specified therein on the date specified therein. All prepayments pursuant to this SECTION 2.12 shall be subject to SECTION 2.16, but shall otherwise be without premium or penalty.

     (e) No optional prepayment of Term Loans made by either Borrower pursuant to this SECTION 2.12 shall reduce the applicable Borrower's obligation to make mandatory prepayments pursuant to SECTION 2.13(b), (c) or (d).

     SECTION 2.13 MANDATORY PREPAYMENTS. (a) On the date of any termination or reduction of the Revolving Credit Commitments pursuant to SECTION 2.09, Stone shall pay or prepay so much of the then-outstanding Swingline Loans and the then-outstanding Revolving Credit Borrowings (and/or cash-collateralize outstanding Revolving Facility Letters of Credit) as shall be necessary in order that the aggregate principal amount of the Swingline Loans and Revolving Loans outstanding at such time will not exceed the aggregate Revolving Credit Commitments (after giving effect to such termination or reduction and after giving effect to each deemed reduction to the Revolving Credit Commitments in connection with the making of a Swingline Loan) MINUS the aggregate Revolving Facility LC Exposure at such time. On the date of any termination or reduction of the Revolving (Supplemental) Credit Commitments pursuant to SECTION 2.09, Stone shall pay or prepay so much of the then-outstanding Revolving (Supplemental) Credit Borrowings as shall be necessary in order that the aggregate principal amount of the Revolving (Supplemental) Loans outstanding at such time will not exceed the aggregate Revolving (Supplemental) Credit Commitments (after giving effect to such termination or reduction). On the date of any termination or reduction of the Revolving (Canadian) Credit Commitments pursuant to SECTION 2.09, SSC Canada shall pay or prepay so much of the then-outstanding Revolving (Canadian) Credit Borrowings (and/or cash-collateralize outstanding Revolving (Canadian) Facility Letters of Credit and B/A and B/A Equivalent Loans) as shall be necessary in order that the aggregate Revolving (Canadian) Credit Utilization at such time will not exceed the aggregate Revolving (Canadian) Credit Commitments (after giving effect to such termination or reduction).

     (b) With respect to any Asset Sale, except as expressly provided below in this SECTION 2.13(b), it shall constitute an "EVENT OF FAILURE" if the Borrowers shall fail to apply not later than the third Business Day following the determination of the amount of Net Cash Proceeds received in respect thereof an amount equal to 100% of the Net Cash Proceeds received therefrom to prepay outstanding Loans and Swingline Loans in accordance with SECTION 2.13(f); PROVIDED, HOWEVER, that (i) the Borrowers may use the Net Cash Proceeds of the Europa Carton Sale and the Pontiac Sale (x) to redeem, repurchase or otherwise extinguish certain of their existing Indebtedness pursuant to SECTION 7.09(a),
(y) to reinvest such Net Cash Proceeds in assets that are used or useful in the business of the Borrowers and the Subsidiaries or (z) for acquisitions or purchases permitted by SECTION 7.05(g), and (ii) the Borrowers may elect, by written notice to the Administrative Agent on or prior to the date that such failure would become an Event of Failure, to reinvest within 360 days after the receipt thereof up to U.S.$250,000,000 from and after the Restatement Date in the aggregate of such Net Cash Proceeds in assets that are used or useful in the business of the Borrowers and the Subsidiaries; PROVIDED in the case of CLAUSES (i) and (ii) above that (A) at the time of receipt thereof, no Default or Event of Default shall have occurred and be continuing, (B) the applicable Borrower delivers to the Administrative Agent a notice certifying that such Net Cash Proceeds have been so invested or used (within such 360-period, in the case of CLAUSE (ii) above) and (C) the applicable Borrower shall prepay outstanding Loans and Swingline Loans in accordance with SECTION 2.13(f) to the extent that any such Net Cash Proceeds are not reinvested or used (within such 360-day period, in the case of CLAUSE (ii) above).

     (c) Subject to SECTION 2.13(j), no later than the earlier of (i) 90 days after the end of each fiscal year of Stone, commencing with the fiscal year ending on December 31, 2002, and (ii) the date on which the financial statements with respect to such period are delivered pursuant to SECTION 6.04(a), the Borrowers shall prepay outstanding Loans and Swingline Loans in accordance with
SECTION 2.13(f) in an aggregate principal amount equal to 50% of the amount of such Excess Cash Flow that is in excess of U.S.$100,000,000 for the fiscal year then ended.

     (d) Subject to SECTION 2.13(j), in the event that either Borrower or any Subsidiary shall receive Net Cash Proceeds from the issuance or other disposition of Indebtedness for money borrowed of either Borrower or any Subsidiary (other than Indebtedness for money borrowed permitted pursuant to SECTION 7.01), the Borrowers shall substantially simultaneously with (and in any event not later than the third Business Day next following) the receipt of such Net Cash Proceeds by either Borrower or any Subsidiary, apply an amount equal to 100% of such Net Cash Proceeds to prepay outstanding Loans and Swingline Loans in accordance with SECTION 2.13(f).

     (e) If on any date, as a result of fluctuations in the Exchange Rate, the Administrative Agent determines that the aggregate Revolving (Canadian) Credit Utilization shall have exceeded for more than three consecutive Business Days an amount equal to 105% of the total Revolving (Canadian) Credit Commitments, the Administrative Agent shall notify SSC Canada of such occurrence and SSC Canada shall on the next succeeding Business Day prepay Revolving (Canadian) Loans in an amount sufficient to eliminate such excess.

     (f) Subject to SECTION 2.13(j), mandatory prepayments of outstanding obligations under this Agreement made by the Borrowers pursuant to PARAGRAPHS
(b), (c) and (d) above FIRST, shall be allocated pro rata among the then-outstanding Term Loans and, subject to PARAGRAPH (i) below, applied pro rata against the remaining scheduled installments of principal due in respect of such Term Loans under SECTION 2.11(a) and SECOND, if the Term Loans shall have been repaid in full, shall be applied pro rata to permanently reduce existing Revolving Credit Commitments, Revolving (Supplemental) Credit Commitments and Revolving (Canadian) Credit Commitments; PROVIDED, HOWEVER, that (i) the Borrowers may elect, subject to the requirements of SECTION 2.17, to apply up to
(A) prior to the JSC Transaction Date, U.S.$50,000,000, or (B) on and after the JSC Transaction Date, U.S.$100,000,000, of Excess Cash Flow to the prepayment of Term Loans without regard to this PARAGRAPH (f) (i.e., the Borrowers may select the Class or Classes of Term Loans to receive such prepayment and the allocation of such amount to the amortization of the Term Loans within such Class or Classes), and (ii) subject to SECTION 2.17, mandatory prepayments of the Term Loans from Asset Sales of Collateral will be allocated (x) in the case of Asset Sales of Collateral securing Stone Loans, first to Tranche B Loans and Other Term Loans made to Stone (and, after the JSC Transaction Date, to the JSC Term Loans) until such Term Loans have been paid in full and (y) in the case of Asset Sales of Collateral securing solely SSC Canada Loans, first to the Tranche C Loans and Other Term Loans made to SSC Canada until such Term Loans have been paid in full.

     (g) The applicable Borrower shall deliver to the Administrative Agent, (i) at the time of each prepayment by such Borrower required under PARAGRAPH (b),
(c) or (d) above, a certificate signed by a Financial Officer of such Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) at least three Business Days prior to the time of each prepayment required under this SECTION 2.13, a notice of such prepayment. Each notice of prepayment shall specify the prepayment date, the Class and Type of each Loan being prepaid and the principal amount of each Loan or Swingline Loan (or portion thereof) to be prepaid. All prepayments of Borrowings and Swingline Loans under this Section shall be subject to SECTION 2.16, but shall otherwise be without premium or penalty.

     (h) To the extent possible consistent with PARAGRAPH (f) above, amounts to be applied pursuant to this SECTION 2.13 to the prepayment of Loans shall be applied first to reduce outstanding ABR Loans and, if applicable, Canadian Prime Rate Loans. Any amounts remaining after each such application shall, at the option of the applicable Borrower, be applied to prepay Eurodollar Loans immediately and/or shall be deposited in the Prepayment Account (as defined below). The Administrative Agent shall apply any cash deposited in the Prepayment Account (i) allocable to Term Loans to prepay Eurodollar Term Loans and (ii) allocable to Revolving Loans, Revolving (Supplemental) Loans and Revolving (Canadian) Loans to prepay Eurodollar Revolving Loans, Eurodollar Revolving (Supplemental) Loans and Eurodollar Revolving (Canadian) Loans, in each case on the last day of their respective Interest Periods (or, at the

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direction of the applicable Borrower, on any earlier date) until all outstanding
Term Loans, Revolving Loans, Revolving (Supplemental) Loans or Revolving (Canadian) Loans, as the case may be, have been prepaid or until all the allocable cash on deposit with respect to such Loans has been exhausted. For purposes of this Agreement, the term "PREPAYMENT ACCOUNT" shall mean an account established by the applicable Borrower with the Administrative Agent and over which the Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal for application in accordance with this PARAGRAPH (h). The Administrative Agent will, at the request of the Borrowers, invest amounts on deposit in the Prepayment Account in Permitted Investments that mature prior to the last day of the applicable Interest Periods of the Eurodollar Borrowings to be prepaid; PROVIDED, HOWEVER, that (i) the Administrative Agent shall not be required to make any investment that, in its sole judgment, would require or cause the Administrative Agent to be in, or would result in any, violation of any law, statute, rule or regulation and (ii) the Administrative Agent shall have no obligation to invest amounts on deposit in the Prepayment Account if a Default or Event of Default shall have occurred and be continuing. The Borrowers shall indemnify the Administrative Agent for any losses relating to the investments so that the amount available to prepay Eurodollar Borrowings on the last day of the applicable Interest Period is not less than the amount that would have been available had no investments been made pursuant thereto. Other than any interest earned on such investments, the Prepayment Account shall not bear interest. Interest or profits, if any, on such investments shall be deposited in the Prepayment Account and reinvested and disbursed as specified above. If the maturity of the Loans has been accelerated pursuant to ARTICLE VIII, the Administrative Agent may, in its sole discretion, apply all amounts on deposit in the Prepayment Account to satisfy any of the Obligations. Each Borrower hereby grants to the Administrative Agent, for its benefit and the benefit of the Facing Agents, the Swingline Lender and the Lenders, a security interest in the Prepayment Account to secure the Obligations.

     (i) Notwithstanding the requirements of PARAGRAPH (f) above and provided that no Default or Event of Default shall have occurred and be continuing, with respect to the amount of any mandatory prepayment required under this Agreement that is allocated to the then-outstanding Term Loans (such amounts, the "PREPAYMENT AMOUNT"), the Borrowers may, not less than 10 nor more than 20 Business Days prior to the date specified therein for such prepayment (the "MANDATORY PREPAYMENT DATE"), provide to each Lender a written notice, which shall refer to this SECTION 2.13(i) and shall (i) set forth the Prepayment Amount and the portion thereof that the applicable Lender (each, a "PREPAYMENT LENDER") will be entitled to receive if it accepts such mandatory prepayment in accordance with this PARAGRAPH (i), (ii) request such Prepayment Lender to notify the Borrowers and the Administrative Agent in writing no later than the Business Day prior to the Mandatory Prepayment Date of such Prepayment Lender's acceptance or rejection (in each case, in whole and not in part) of its share of the Prepayment Amount and (iii) inform such Prepayment Lender that failure by such Prepayment Lender to reject in writing its share of the Prepayment Amount on or before the Business Day prior to the Mandatory Prepayment Date shall be deemed an acceptance of such amount. On the Mandatory Prepayment Date, the Borrowers shall apply the aggregate amount necessary to prepay that portion of the Prepayment Amount in respect of which such Prepayment Lenders have accepted prepayment as described above (such Prepayment Lenders, the "ACCEPTING LENDERS") pro rata against the remaining installments of principal due in respect of the Term Loans of the Accepting Lenders under SECTION 2.11(a). So long as no Default or Event of Default shall have occurred and be continuing, the Borrowers shall apply any remaining portion of the Prepayment Amount to the

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

repayment of Indebtedness of Stone and its Subsidiaries maturing on or prior to the Term Loan Maturity Date. In the event that any provision of this
SECTION 2.13 requires prepayment of the Term Loans prior to the selected Mandatory Prepayment Date, the Borrowers shall deposit the entire amount of the Prepayment Amount into an account under the exclusive control and dominion of the Administrative Agent.

     (j) Notwithstanding anything to the contrary contained in this Agreement, no prepayments are required to be made with respect to the Tranche C Loans or Other Term Loans made to SSC Canada under SECTION 2.11(a)(ii) or (iii) or
SECTION 2.13(c) or (d) to the extent that such prepayment or the obligation to make such prepayment would result in SSC Canada under any circumstances being obliged to pay more than 25% of the original principal amount of either of such Loans (the "THRESHOLD AMOUNT") prior to the fifth anniversary of the date on which such Loans were respectively made. The amount of such prepayments in excess of the Threshold Amount (the "EXCESS AMOUNT") will be allocated to the further prepayment of the Tranche B Loans and Other Term Loans made to Stone and allocated pro rata against the remaining scheduled installments of principal due in respect of such Loans under SECTION 2.11(a)(i) and SECTION 2.11(a)(iii) until such Loans have been paid in full. On the Business Day immediately after the fifth anniversary of the date on which such Loans were made, the Excess Amount not allocated to the further payment of the Tranche B Loans and Other Term Loans made to Stone will be paid to the Tranche C Lenders and Incremental Term Lenders that shall have made Other Term Loans to SSC Canada and allocated pro rata against the remaining scheduled installments of principal due in respect of such Loans under SECTION 2.11(a)(ii) and SECTION 2.11(a)(iii).

     (k) Except as provided in SECTION 2.13(f) with respect to Asset Sales of Collateral, on and after the JSC Transaction Date, any funds used to prepay Loans or reduce Commitments pursuant to SECTION 2.13(b), (c) or (d) shall be allocated pro rata between (a) the Term Loans and the Commitments on the one hand, and (b) the JSC Term Loans and revolving credit commitments under the JSC Credit Agreement, on the other hand, based upon the aggregate outstanding amount of (i) the Loans, LC Exposure and unused Commitments, on the one hand, and (ii) the loans, letter of credit exposure and unused commitments under the JSC Credit Agreement, on the other hand. The pro rata amount so allocated to Loans and Commitments in accordance with this SECTION 2.13(k) shall be applied as otherwise required by this Agreement.

     SECTION 2.14. RESERVE REQUIREMENTS; CHANGE IN CIRCUMSTANCES; INCREASED COSTS. (a) Notwithstanding any other provision herein, if after the Restatement Date any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Lender, the Swingline Lender or the Facing Agents of the principal of or interest on any Loan made by such Lender or any Letter of Credit obligations, Fees or other amounts payable hereunder (other than changes in respect of income and franchise taxes imposed on such Lender, the Swingline Lender or the Facing Agents by the jurisdiction in which such Lender, the Swingline Lender or the Facing Agents is organized or has its principal or lending office or by any political subdivision or taxing authority thereof or therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Lender, the Swingline Lender or the Facing Agents (except any such reserve requirement that is reflected in the Adjusted LIBO Rate, the Alternate Base Rate or the

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

Canadian Prime Rate) or shall impose on such Lender, the Swingline Lender or either or both of the Facing Agents or the London or Canadian interbank market any other condition affecting this Agreement or Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan or to reduce the amount of any sum received or receivable by such Lender, the Swingline Lender or either or both of the Facing Agents hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender, the Swingline Lender or the applicable Facing Agent to be material, then the applicable Borrower will pay to such Lender, the Swingline Lender or the applicable Facing Agent following receipt by such Borrower of a certificate of such Lender, the Swingline Lender or the applicable Facing Agent to such effect in accordance with SECTION 2.14(c) such additional amount or amounts as will compensate such Lender, the Swingline Lender or the applicable Facing Agent on an after-tax basis for such additional costs incurred or reduction suffered; PROVIDED, HOWEVER, that none of any Lender, the Swingline Lender or the applicable Facing Agent shall be entitled to demand compensation pursuant to this PARAGRAPH (a) if it shall not be the general practice of such Lender, the Swingline Lender or the applicable Facing Agent, as applicable, to demand such compensation in similar circumstances under comparable provisions of other comparable credit agreements.

     (b) If any Lender, the Swingline Lender or either or both of the Facing Agents shall have determined that the adoption after the Restatement Date of any law, rule, regulation, agreement or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender), the Swingline Lender or either or both of the Facing Agents or any Lender's, the Swingline Lender's or either or both of the Facing Agents' holding company, if any, with any request or directive regarding capital adequacy issued under any law, rule, regulation or guideline (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's, the Swingline Lender's or such Facing Agent's capital or on the capital of such Lender's, the Swingline Lender's or such Facing Agent's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender, the Swingline Loans made by the Swingline Lender or the Letters of Credit issued by such Facing Agent pursuant hereto to a level below that which such Lender, the Swingline Lender or such Facing Agent or such Lender's, the Swingline Lender's or such Facing Agent's holding company, if any, could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's, the Swingline Lender's or such Facing Agent's policies and the policies of such Lender's, the Swingline Lender's or such Facing Agent's holding company, if any, with respect to capital adequacy) by an amount deemed by such Lender, the Swingline Lender or such Facing Agent to be material, then from time to time the applicable Borrower shall pay to such Lender, the Swingline Lender or such Facing Agent following receipt by such Borrower of a certificate of such Lender, the Swingline Lender or such Facing Agent to such effect in accordance with
SECTION 2.14(c) such additional amount or amounts as will compensate such Lender, the Swingline Lender or such Facing Agent or such Lender's, the Swingline Lender's or such Facing Agent's holding company, if any, on an after-tax basis for any such reduction suffered; PROVIDED, HOWEVER, that none of any Lender, the Swingline Lender or either Facing Agent shall be entitled to demand compensation pursuant to this PARAGRAPH (b) if it shall not be the general practice of such Lender, the Swingline Lender or such Facing Agent, as

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applicable, to demand such compensation in similar circumstances under comparable provisions of other comparable credit agreements.

     (c) A certificate of each Lender, the Swingline Lender or the applicable Facing Agent setting forth such amount or amounts as shall be necessary to compensate such Lender, the Swingline Lender or such Facing Agent or its holding company, if any, as specified in PARAGRAPH (a) or (b) above, as the case may be, and setting forth in reasonable detail an explanation of the basis of requesting such compensation in accordance with PARAGRAPH (a) or (b) above, including calculations in reasonable detail, shall be delivered to the applicable Borrower and shall be conclusive absent manifest error. The applicable Borrower shall pay each Lender, the Swingline Lender or the applicable Facing Agent the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.

     (d) Failure on the part of any Lender, the Swingline Lender or either of the Facing Agents to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's, the Swingline Lender's or such Facing Agent's right to demand compensation with respect to such period or any other period, except that none of any Lender, the Swingline Lender or either Facing Agent shall be entitled to compensation under this
SECTION 2.14 for any costs incurred or reduction suffered with respect to any date unless such Lender, the Swingline Lender or such Facing Agent, as applicable, shall have notified the applicable Borrower that it will demand compensation for such costs or reductions under PARAGRAPH (c) above, not more than six months after the later of (i) such date and (ii) the date on which such Lender, the Swingline Lender or such Facing Agent, as applicable, shall have become aware of such costs or reductions. The protection of this SECTION 2.14 shall be available to each Lender, the Swingline Lender and each Facing Agent regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition that shall have occurred or been imposed.

     SECTION 2.15. CHANGE IN LEGALITY. (a) Notwithstanding any other provision herein, if after the Restatement Date any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Loans denominated in U.S. Dollars or to give effect to its obligations as contemplated hereby with respect to any Loan denominated in U.S. Dollars, then, by written notice to the applicable Borrower and to the Administrative Agent, such Lender may:

          (i) declare that Loans denominated in U.S. Dollars will not thereafter be made by such Lender hereunder, whereupon any request by the applicable Borrower for a Borrowing denominated in U.S. Dollars shall, as to such Lender only, be deemed a request for an ABR Loan or a Revolving (Canadian) Loan denominated in Canadian Dollars, respectively, unless such declaration shall be subsequently withdrawn; and

          (ii) require that all outstanding Loans denominated in U.S. Dollars made by it be converted to ABR Loans or Revolving (Canadian) Loan denominated in Canadian Dollars, respectively, in which event all such Loans denominated in U.S. Dollars shall be automatically converted to ABR Loans and Revolving (Canadian) Loans denominated in

                                       57
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     Canadian Dollars, as the case may be, as of the effective date of such notice as provided in PARAGRAPH (b) below.

In the event any Lender shall exercise its rights under CLAUSE (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Loans denominated in U.S. Dollars that would have been made by such Lender or the converted Loans denominated in U.S. Dollars of such Lender shall instead be applied to repay the ABR Loans or Revolving (Canadian) Loans denominated in Canadian Dollars made by such Lender in lieu of, or resulting from the conversion of, such Loans denominated in U.S. Dollars, as the case may be.

     (b) For purposes of this SECTION 2.15, a notice to the applicable Borrower by any Lender shall be effective as to each Loan denominated in U.S. Dollars, if lawful, on the last day of the Interest Period currently applicable to such Loan denominated in U.S. Dollars; in all other cases, such notice shall be effective on the date of receipt by such Borrower.

     SECTION 2.16. INDEMNITY. Each Borrower shall indemnify each Lender against any loss or expense that such Lender may sustain or incur with respect to Eurodollar Loans as a consequence of (a) any failure by any Borrower to fulfill on the date of any Borrowing hereunder the applicable conditions set forth in ARTICLE V, (b) any failure by such Borrower to borrow or to refinance, convert or continue any Loan hereunder after irrevocable notice of such borrowing, refinancing, conversion or continuation has been given pursuant to
SECTION 2.03 or 2.10, (c) any payment, prepayment or conversion of a Eurodollar Loan or B/A Loan required or permitted by any other provision of this Agreement or otherwise, or any assignment of a Eurodollar Loan or B/A Loan required by
SECTION 2.21(b), in each case made or deemed made on a date other than the last day of the Interest Period or Contract Period, as the case may be, applicable thereto, (d) any purchase of a participation pursuant to Article X of a Eurodollar Loan or a B/A Loan of such Borrower otherwise made or deemed made on a date other than the last day of the Interest Period or Contract Period therefor, or (e) any default in payment or prepayment of the principal amount of any Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, whether at scheduled maturity, by acceleration, irrevocable notice of prepayment or otherwise), including, in each such case, any loss or reasonable expense sustained or incurred or to be sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a Eurodollar Loan or B/A Loan, as the case may be. Such loss or reasonable expense shall be equal to the sum of (a) such Lender's actual costs and expenses incurred (other than any lost profits) in connection with, or by reason of, any of the foregoing events and (b) an amount equal to the excess, if any, as reasonably determined by such Lender of (i) its cost of obtaining the funds for the Loan being paid, prepaid, converted or not borrowed, converted or continued (assumed to be the Adjusted LIBO Rate or the Discount Rate, as applicable, applicable thereto) for the period from and including the date of such payment, prepayment, conversion or failure to borrow, convert or continue to but excluding the last day of the Interest Period or Contract Period, as the case may be for such Loan (or, in the case of a failure to borrow, convert or continue, the Interest Period for such Loan that would have commenced on the date of such failure) over (ii) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in reemploying the funds so paid, prepaid, converted or not borrowed, converted or continued for such period, Interest Period or Contract Period, as the case may be. A certificate of any Lender setting forth any amount or amounts, including calculations in reasonable detail, that such

                                       58
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Lender is entitled to receive pursuant to this SECTION 2.16 shall be delivered to the applicable Borrower and shall be conclusive absent manifest error.

     SECTION 2.17. PRO RATA TREATMENT. Except as required under SECTION 2.15 or permitted under SECTION 2.13(i), each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of the Commitment Fees, each payment of the Revolving Facility LC Participation Fees and the Revolving (Canadian) Facility LC Participation Fees, each reduction of the Commitments and each refinancing of any Borrowing with, conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (PROVIDED that (x) in the case of Term Loans or (y) in the event that such Commitments shall have expired or been terminated, such pro rata allocation shall be based on the respective principal amounts of the outstanding Loans or participations in LC Disbursements, as applicable). Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender's percentage of such Borrowing, computed in accordance with
SECTION 2.01, to the next higher or lower whole U.S. Dollar or Canadian Dollar amount, as applicable. In addition, each Lender agrees that the Administrative Agent may, in its sole discretion, increase or reduce any Revolving (Canadian) Lender's portion of a B/A Loan to the extent provided in SECTION 2.23(e).

     SECTION 2.18.  SHARING OF SETOFFS AND REALIZATION OF SECURITY. Each
Lender agrees that if it shall through the exercise of a right of banker's lien, combination of accounts, setoff or counterclaim against any Loan Party, or pursuant to a secured claim under any applicable Insolvency Law or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable Insolvency Law or otherwise, or pursuant to any Bank Act Security held by such Lender, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or Loans, Revolving Facility LC Exposure or Revolving (Canadian) Facility LC Exposure as a result of which the unpaid principal portion of its Loans, its Revolving Facility LC Exposure or its Revolving (Canadian) Facility LC Exposure shall be proportionately less than the unpaid principal portion of the Loans of any other Lender or any other Lender's Revolving Facility LC Exposure or Revolving (Canadian) Facility LC Exposure, such Lender shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans of such other Lender, the Revolving Facility LC Exposure of such other Lender or the Revolving (Canadian) Facility LC Exposure of such other Lender, so that the aggregate unpaid principal amount of the Loans, Revolving Facility LC Exposure, Revolving (Canadian) Facility LC Exposure and participations in Loans, Revolving Facility LC Exposure and Revolving (Canadian) Facility LC Exposure held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans, Revolving Facility LC Exposure and Revolving (Canadian) Facility LC Exposure then outstanding as the principal amount of such Lender's Loans, Revolving Facility LC Exposure and Revolving (Canadian) Facility LC Exposure prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Loans, Revolving Facility LC Exposure and Revolving (Canadian) Facility LC Exposure outstanding prior to such exercise of banker's lien, combination of accounts, setoff or counterclaim or other event; PROVIDED, HOWEVER, that if any such purchase or purchases or adjustments shall be made pursuant to this SECTION 2.18 and the payment giving rise thereto shall

                                       59
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thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. Each Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Loan, Revolving Facility LC Exposure or Revolving (Canadian) Facility LC Exposure deemed to have been so purchased may exercise any and all rights of banker's lien, combination of accounts, setoff or counterclaim with respect to any and all moneys owing by the Loan Parties to such Lender by reason thereof as fully as if such Lender had made a Loan directly to the applicable Borrower in the amount of such participation.

     SECTION 2.19. PAYMENTS. (a) Each Borrower shall make each payment (including principal of or interest on any Loan or Swingline Loan or any Fees or other amounts) hereunder and under any other Loan Document not later than 12:00 noon, Standard Time, on the date when due in immediately available U.S. Dollars or Canadian Dollars, as applicable, without defense, setoff or counterclaim. Each such payment (other than (i) the payments specified in SECTIONS 2.05(c)(ii) and (iii), SECTIONS 2.05(d)(ii) and (iii) and PARAGRAPH (d) of ARTICLE III, which shall be paid directly to the applicable Facing Agent, and (ii) principal of and interest on Swingline Loans, which shall be paid directly to the Swingline Lender) shall be made to such account of the Administrative Agent or the Canadian Administrative Agent, as applicable, as such Agent shall specify by notice to the applicable Borrower. Payments made directly to a Facing Agent shall be made to such account of the Facing Agent as such Facing Agent shall specify by notice to the applicable Borrower. Payments made directly to the Swingline Lender shall be made to such account of the Swingline Lender as the Swingline Lender shall specify by notice to Stone. Any payments received by the Administrative Agent, the Canadian Administrative Agent, the Facing Agents or the Swingline Lender after the specified time for receipt of such payment on any day shall be deemed to have been received on the next Business Day. The Administrative Agent or the Canadian Administrative Agent, as applicable, shall distribute to the applicable Lenders all payments received by it for their respective accounts, promptly following receipt thereof.

     (b) Whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

     SECTION 2.20. TAXES. (a) Any and all payments by the Loan Parties hereunder shall be made, in accordance with SECTION 2.19, free and clear of and without deduction for any and all current or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING taxes imposed on the net income of the Administrative Agent, the Facing Agents or the Swingline Lender or any Lender (or any transferee or assignee thereof, including a participation holder (any such entity being called a "TRANSFEREE")) and franchise taxes imposed on the Administrative Agent, the Facing Agents or the Swingline Lender or any Lender (or Transferee) by the United States, Canada or any jurisdiction under the laws of which the Administrative Agent, the Facing Agents, the Swingline Lender or any such Lender (or Transferee) is organized or in which the Administrative Agent, the Facing Agents, the Swingline Lender or any such Lender (or Transferee) has its principal office or lending office or any political subdivision or taxing authority thereof or therein (all such nonexcluded taxes,

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levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If any Taxes are required to be deducted from or in respect of any sum payable hereunder to any Lender (or any Transferee), the Administrative Agent, the Swingline Lender or the Facing Agents, (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 2.20) such Lender (or Transferee), the Administrative Agent, the Swingline Lender or the Facing Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions and
(iii) the Borrowers shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law; PROVIDED, HOWEVER, that no Transferee of any Lender shall be entitled to receive any greater payment under this PARAGRAPH (a) than such Lender would have been entitled to receive with respect to the rights assigned, participated or otherwise transferred unless (w) such assignment, participation or transfer shall have been made during the period from and including the Restatement Date to and including the earlier of (A) the date upon which the Agents reasonably determine that the primary syndication of the Term Loans (and resultant addition of Lenders pursuant to SECTION 11.04) has been completed and (B) 60 days after the Restatement Date, (x) such assignment, participation or transfer shall have been made at a time when the circumstances (including a Change of Law) giving rise to such greater payment did not exist or had not yet occurred, (y) such assignment, participation or transfer shall have been at the request of the Borrowers or (z) such assignment, participation or transfer shall have been made pursuant to SECTION 2.18 or ARTICLE X.

     (b) Each Borrower agrees to pay any current or future stamp, intangible or documentary taxes or any other excise or property taxes, charges or similar levies (including, without limitation, mortgage recording taxes and similar fees) that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, any Assignment and Acceptance entered into at the request of either Borrower or any other Loan Document (hereinafter referred to as "OTHER TAXES").

     (c) Each Borrower will indemnify each Lender (or Transferee), the Administrative Agent, the Swingline Lender and each Facing Agent for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes on amounts payable under this SECTION 2.20) paid by such Lender (or Transferee), the Administrative Agent, the Swingline Lender or such Facing Agent, as the case may be, and any liability (including penalties, interest and reasonable expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant taxing authority or other Governmental Authority. Such indemnification shall be made within 30 days after the date any Lender (or Transferee), the Administrative Agent, the Swingline Lender or either Facing Agent, as the case may be, makes written demand therefor (which demand shall identify the nature and amount of Taxes and Other Taxes for which indemnification is being sought and shall include a copy of the relevant portion of any written assessment from the relevant taxing authority demanding payment of such Taxes or Other Taxes, unless the Lender (or Transferee), the Administrative Agent, the Swingline Lender or such Facing Agent, as the case may be, determines, in its sole discretion, that such portion of any such assessment is confidential). If a Lender (or Transferee), the Administrative Agent, the Swingline Lender or either Facing Agent shall become aware that it is entitled to receive a refund in respect of Taxes or Other Taxes as to which it has been

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indemnified by the applicable Borrower pursuant to this SECTION 2.20, it shall promptly notify such Borrower of the availability of such refund and shall, within 30 days after receipt of a request by the applicable Borrower, apply for such refund at such Borrower's expense. If any Lender (or Transferee), the Administrative Agent, the Swingline Lender or either Facing Agent receives a refund in respect of any Taxes or Other Taxes as to which it has been indemnified by either Borrower pursuant to this SECTION 2.20, it shall promptly notify such Borrower of such refund and shall, within 30 days of receipt, repay such refund (to the extent of amounts that have been paid by such Borrower under this SECTION 2.20 with respect to such refund and not previously reimbursed) to the Borrower, net of all reasonable out-of-pocket expenses of such Lender, the Administrative Agent, the Swingline Lender or such Facing Agent and without interest (other than the interest, if any, included in such refund net of any Taxes payable with respect to receipt of such refund), PROVIDED that such Borrower, upon the request of such Lender (or Transferee), the Administrative Agent, the Swingline Lender or such Facing Agent, agrees to return such refund (PLUS penalties, interest or other charges) to such Lender (or Transferee), the Administrative Agent, the Swingline Lender or such Facing Agent in the event such Lender (or Transferee), the Administrative Agent, the Swingline Lender or such Facing Agent is required to repay such refund.

     (d) Within 30 days after the date of any payment of Taxes or Other Taxes withheld by either Borrower in respect of any payment to any Lender (or Transferee), the Administrative Agent, the Swingline Lender or either of the Facing Agents, such Borrower will furnish to the Administrative Agent, at the addresses referred to in SECTION 11.01, the original or a certified copy of a receipt evidencing payment thereof or other evidence reasonably satisfactory to such Lender (or Transferee), the Administrative Agent, the Swingline Lender or the applicable Facing Agent, as the case may be.

     (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this SECTION 2.20 shall survive the payment in full of the principal of and interest on all Loans made hereunder.

     (f) (i) Each of the Administrative Agent, the Revolving Facility Facing Agent, the Swingline Lender and any Stone Lender (or Transferee) that is not incorporated or otherwise formed under the laws of the United States of America or a state thereof (a "NON-U.S. PERSON") agrees that it shall on the date it becomes a Lender (or Transferee), the Administrative Agent, such Facing Agent or Swingline Lender hereunder, deliver to Stone and the Administrative Agent (i) one duly completed copy of United States Internal Revenue Service Form W-8BEN or W-8ECI (or replacement or successor forms thereto), or (ii) in the case of Stone Lenders (or Transferees thereof) exempt from United States Federal withholding tax pursuant to Sections 871(h) or 881(c) of the Code, one duly completed copy of a United States Internal Revenue Service Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) and a certificate representing that such Non-U.S. Person is not a bank for purposes of Section 881(c) of the Code, or any successor applicable form of any thereof, certifying in each case that such Stone Lender (or Transferee), the Administrative Agent, such Facing Agent or the Swingline Lender is entitled to receive payments hereunder payable to it without deduction or withholding of any United States Federal income taxes, or subject to a reduced rate thereof. Each of the Administrative Agent, such Facing Agent or the Swingline Lender or any Stone Lender (or Transferee) that delivers to Stone and the Administrative Agent any such form or

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certification further undertakes to deliver to Stone and the Administrative
Agent further copies of any such form or certification or other manner of certification reasonably satisfactory to Stone on or before the date that any such form or certification expires or becomes obsolete or of the occurrence of any event requiring a change in the most recent form or certification previously delivered by it to Stone or the Administrative Agent, and such extensions or renewals thereof as may reasonably be requested by Stone or the Administrative Agent, certifying that the Administrative Agent, such Facing Agent, Swingline Lender or such Stone Lender (or Transferee), as the case may be, is entitled to receive payments hereunder without deduction or withholding of any United States Federal income taxes, or subject to a reduced rate thereof. If at any time there has occurred, on or prior to the date on which any delivery of any such form or certification would otherwise be required, any change in law, rule, regulation, treaty, convention or directive, or any change in the interpretation or application of any thereof ("CHANGE OF LAW"), that renders all such forms or certification inapplicable or which would prevent the Administrative Agent, such Facing Agent, Swingline Lender or such Stone Lender (or Transferee), as the case may be, from duly completing and delivering any such form or certification with respect to it, the Administrative Agent, such Facing Agent, Swingline Lender or such Stone Lender (or Transferee), as the case may be, shall advise Stone that under applicable law it shall be subject to withholding of United States Federal income tax at the full statutory rate, a reduced rate of withholding or without deduction or withholding. A Non-U.S. Person shall be required to furnish any such form or certification only if it is entitled to claim an exemption from, or a reduced rate, of withholding. Each of the Administrative Agent, the Facing Agent, the Swingline Lender and any Stone Lender that is a Non-U.S. Person and that is a party hereto as of the Restatement Date hereby represents and warrants that, as of the Restatement Date, all payments made to it hereunder are exempt from withholding of United States Federal income taxes (i) because such payments are effectively connected with a United States trade or business conducted by such Non-U.S. Person; (ii) pursuant to the terms of an income tax treaty between the United States and such Non-U.S. Person's country of residence; or (iii) because such payments are portfolio interest exempt pursuant to Section 871(h) or 881(c) of the Code. Notwithstanding any provision of PARAGRAPH (a) above to the contrary, Stone shall not have any obligation to pay any Taxes or Other Taxes or to indemnify any Stone Lender (or Transferee), the Administrative Agent, the Swingline Lender or such Facing Agent for such Taxes or Other Taxes pursuant to this SECTION 2.20 to the extent that such Taxes or Other Taxes result from (i) the failure of any Stone Lender (or Transferee), the Administrative Agent, such Facing Agent or the Swingline Bank to comply with its obligations pursuant to this PARAGRAPH (f) or (ii) any representation made on any such form or certification (or successor applicable form or certification) by the Stone Lender (or Transferee), the Administrative Agent, such Facing Agent, or the Swingline Lender incurring such Taxes or Other Taxes proving to have been incorrect, false or misleading in any material respect when so made or deemed to be made. Nothing contained herein shall require the Administrative Agent, such Facing Agent, the Swingline Lender or any Stone Lender (or Transferee) to make its tax returns (or any other information relating to its taxes which it deems confidential) available to Stone or any other person.

     (ii) Notwithstanding anything contained in clause (i) above, in the case of an assignment, participation or transfer made at the request of a Borrower or an assignment, participation or transfer made pursuant to SECTION 2.18 or
ARTICLE X, if a Transferee, in its good faith judgment, is eligible for an exemption from, or reduced rate of, U.S. Federal withholding tax on payments by the Loan Parties hereunder, such Transferee shall use its reasonable best

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efforts to provide Stone and the Administrative Agent with the appropriate forms and certifications that will permit such payments to be made without withholding or at a reduced rate.

     (g) Each of the Administrative Agents, the Revolving (Canadian) Facility Facing Agent, and any SSC Canada Lender (or Transferee) that is entitled to an exemption from or reduction of withholding tax under the laws of Canada, or any treaty to which Canada is a party, with respect to payment in connection with the SSC Canada Loans under this Agreement shall, upon request by the Administrative Agent, deliver to SSC Canada (with a copy to the Administrative Agent), such properly completed and executed documentation prescribed by applicable law or reasonably requested by SSC Canada as will permit such payments to be made without withholding or at a reduced rate. Notwithstanding any provision of PARAGRAPH (a) above to the contrary, SSC Canada shall have no obligation to pay any Taxes or Other Taxes or to indemnify any SSC Canada Lender (or Transferee), the Administrative Agent or such Facing Agent for such Taxes or Other Taxes pursuant to this SECTION 2.20 to the extent that such Taxes or Other Taxes result from (x) the failure of any SSC Canada Lender, the Administrative Agent or such Facing Agent to comply with its obligations pursuant to this PARAGRAPH (g) (PROVIDED, HOWEVER, that no SSC Canada Lender shall be required to provide any documentation that it is not legally able to provide) or (y) any representation made in any such documentation by the SSC Canada Lender, the Administrative Agent or such Facing Agent incurring such Taxes or Other Taxes proving to have been incorrect, false or misleading in any material respect when so made or deemed to be made. Nothing contained herein shall require the Administrative Agent, such Facing Agent or any SSC Canada Lender (or Transferee) to make its tax returns (or any other information relating to its taxes which it deems confidential) available to SSC Canada or any other Person.

     SECTION 2.21. DUTY TO MITIGATE; ASSIGNMENT OF COMMITMENTS UNDER CERTAIN CIRCUMSTANCES. (a) Any of the Administrative Agent, the Facing Agents, the Swingline Lender or any Lender (or Transferee) claiming any additional amounts payable pursuant to SECTION 2.14 or SECTION 2.20 or exercising its rights under
SECTION 2.15 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by either Borrower or to change the jurisdiction of its applicable lending office if the making of such filing or change would avoid the need for or reduce the amount of any such additional amounts that may thereafter accrue or avoid the circumstances giving rise to such exercise and would not, in the sole determination of such Lender (or Transferee), the Administrative Agent, the applicable Facing Agent or the Swingline Lender, as the case may be, require it to incur additional costs or be otherwise disadvantageous to such Lender (or Transferee), the Administrative Agent, such Facing Agent or the Swingline Lender.

     (b) In the event that any Lender shall have delivered a notice or certificate pursuant to SECTION 2.14 or 2.15, or either Borrower shall be required to make additional payments to any Lender under SECTION 2.20, the applicable Borrower shall have the right, but not the obligation, at its own expense (including with respect to the processing and recordation fee referred to in SECTION 11.04(b)), upon notice to such Lender and the Administrative Agent, to replace such Lender with an assignee (in accordance with and subject to the restrictions contained in SECTION 11.04(b)) approved by the Administrative Agent (which approval shall not be unreasonably withheld), and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in SECTION 11.04(b)) all its interests, rights and

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obligations under this Agreement to such assignee; PROVIDED, HOWEVER, that no
Lender shall be obligated to make any such assignment unless (i) such assignment shall not conflict with any law or any rule, regulation or order of any Governmental Authority, (ii) such assignee shall pay to the affected Lender in immediately available funds on the date of such assignment the principal of the Loans made by such Lender hereunder and (iii) the applicable Borrower shall pay to the affected Lender in immediately available funds on the date of such assignment the interest accrued to the date of payment on the Loans made by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

     (c) If, in connection with any proposed amendment, modification, change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by SECTION 11.08(b), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the applicable Borrower shall have the right, but not the obligation, at its own expense (including with respect to the processing and recordation fee referred to in SECTION 11.04(b)) upon notice to such Lender and the Administrative Agent, so long as all non-consenting Lenders whose individual consent is required are treated as described below, to replace each such non-consenting Lender or Lenders (or, at the option of the applicable Borrower if the respective Lender's consent is required with respect to less than all Loans, to replace only the respective Loans of the respective non-consenting Lender which gave rise to the need to obtain such Lender's individual consent) with an assignee (in accordance with and subject to the restrictions contained in SECTION 11.04(b)) approved by the Administrative Agent (which approval shall not be unreasonably withheld) so long as at the time of such replacement, each such assignee consents to the proposed amendment, modification, change, waiver, discharge or termination; PROVIDED, HOWEVER, that no Lender shall be obligated to make any such assignment unless (i) such assignment shall not conflict with any law or any rule, regulation or order of any Governmental Authority, (ii) such assignee shall pay to the non-consenting Lender in immediately available funds on the date of such assignment the principal of the Loans made by such Lender hereunder and subject to such assignment and (iii) the applicable Borrower shall pay to the non-consenting Lender in immediately available funds on the date of such assignment the interest accrued to the date of payment on the Loans made by such Lender hereunder and subject to such assignment and all other amounts accrued for such Lender's account or owed to it hereunder with respect to such Loans.

     SECTION 2.22. SWINGLINE LOANS. (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees from time to time during the Revolving Credit Availability Period to make Swingline Loans to Stone in an aggregate principal amount at any time outstanding not to exceed the lesser of
(i) U.S.$25,000,000 and (ii) the difference between (x) the aggregate Revolving Credit Commitments at such time and (y) the sum of (A) the aggregate principal amount of Revolving Loans outstanding at such time and (B) the Revolving Facility LC Exposure at such time. Each Swingline Loan shall be in a principal amount that is an integral multiple of U.S.$250,000. The Swingline Lender shall make each Swingline Loan available to Stone by means of a credit to the general deposit account of Stone with the Swingline Lender by 3:00 p.m., Standard Time, on the date such Swingline Loan is requested to be made pursuant to PARAGRAPH
(b) below. Within the limits set forth in the first sentence of this PARAGRAPH
(a), Stone may borrow, pay or prepay and reborrow Swingline Loans.

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     (b)  Stone shall give the Administrative Agent telephonic, written or telecopy notice (in the case of telephonic notice, such notice shall be promptly confirmed by telecopy) not later than 11:00 a.m., Standard Time, on the day of a proposed borrowing. Such notice shall be delivered on a Business Day, shall be irrevocable and shall refer to this Agreement and shall specify the requested date (which shall be a Business Day) and amount of such Swingline Loan. The Administrative Agent shall promptly advise the Swingline Lender of any notice received from Stone pursuant to this PARAGRAPH (b).

     (c) The Swingline Lender may by written or telecopy notice given to the Administrative Agent not later than 10:00 a.m., Standard Time, on any Business Day require the Revolving Lenders to purchase all or any portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans to be purchased and the Administrative Agent shall promptly upon receipt of such notice give notice to each Revolving Lender, specifying in such notice such Revolving Lender's Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender shall pay to the Administrative Agent, not later than 2:00 p.m., Standard Time, on the date of such notice, such Revolving Lender's Applicable Percentage of the principal amount of such Swingline Loan or Swingline Loans. Each such payment shall for all purposes hereunder be deemed to be an ABR Revolving Loan (it being understood that (i) each Revolving Lender's obligation to make such payment is absolute and unconditional and shall not be affected by any event or circumstance whatsoever, including the occurrence of any Default or Event of Default hereunder or the failure of any condition precedent set forth in ARTICLE V to be satisfied, and
(ii) each such payment shall be made without any offset, abatement, withholding or reduction whatsoever). The Administrative Agent shall promptly advise Stone of any notice received from the Swingline Lender pursuant to this PARAGRAPH (c).

     (d) Stone may prepay any Swingline Loan in whole or in part at any time without premium or penalty, PROVIDED that Stone shall have given the Administrative Agent written or telecopy notice (or telephone notice promptly confirmed in writing or by telecopy) of such prepayment not later than 11:00 a.m., Standard Time, on the Business Day designated by Stone for such prepayment.

     SECTION 2.23. BANKERS' ACCEPTANCES. (a) Subject to the terms and conditions of this Agreement, SSC Canada may request a Revolving (Canadian) Credit Borrowing denominated in Canadian Dollars by presenting drafts for acceptance and, if applicable, purchase as B/A's by the Revolving (Canadian) Lenders.

     (b) No Contract Period with respect to a B/A to be accepted and, if applicable, purchased as a Revolving (Canadian) Loan shall extend beyond the Revolving Credit Maturity Date. All B/A's and B/A Loans shall be denominated in Canadian Dollars.

     (c) To facilitate availment of B/A Loans, SSC Canada hereby appoints each Revolving (Canadian) Lender as its attorney to sign and endorse on its behalf (in accordance with a notice of Borrowing relating to a B/A Loan pursuant to SECTION 2.03 or SECTION 2.10), in handwriting or by facsimile or mechanical signature as and when deemed necessary by such Revolving (Canadian) Lender, blank forms of B/A's in the form requested by such Revolving (Canadian) Lender. In this respect, it is each Revolving (Canadian) Lender's responsibility to

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maintain an adequate supply of blank forms of B/A's for acceptance under this
Agreement. SSC Canada recognizes and agrees that all B/A's signed and/or endorsed by a Revolving (Canadian) Lender on behalf of SSC Canada shall bind SSC Canada as fully and effectually as if signed in the handwriting of and duly issued by the proper signing officers of SSC Canada. Each Revolving (Canadian) Lender is hereby authorized (in accordance with a notice of Borrowing relating to a B/A Loan) to issue such B/A's endorsed in blank in such face amounts as may be determined by such Revolving (Canadian) Lender; PROVIDED that the aggregate amount thereof is equal to the aggregate amount of B/A's required to be accepted and purchased by such Revolving (Canadian) Lender. No Revolving (Canadian) Lender shall be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except for the gross negligence or wilful misconduct of such Revolving (Canadian) Lender or its officers, employees, agents or representatives. Each Revolving (Canadian) Lender shall maintain a record, which shall be made available to SSC Canada upon its request, with respect to B/A's (i) received by it in blank hereunder, (ii) voided by it for any reason, (iii) accepted and purchased by it hereunder, and (iv) canceled at their respective maturities. On request by or on behalf of SSC Canada, a Revolving (Canadian) Lender shall cancel all forms of B/A's which have been pre-signed or pre-endorsed on behalf of SSC Canada and that are held by such Revolving (Canadian) Lender and are not required to be issued in accordance with SSC Canada's irrevocable notice. Alternatively, SSC Canada agrees that, at the request of the Canadian Administrative Agent, SSC Canada shall deliver to the Canadian Administrative Agent a "depository note" which complies with the requirements of the Depository Bills and Notes Act (Canada), and consents to the deposit of any such depository note in the book-based debt clearance system maintained by the Canadian Depository for Securities.

     (d) Drafts of SSC Canada to be accepted as B/A's hereunder shall be signed as set forth in this SECTION 2.23. Notwithstanding that any Person whose signature appears on any B/A may no longer be an authorized signatory for any Revolving (Canadian) Lender or SSC Canada at the date of issuance of a B/A, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and any such B/A so signed shall be binding on SSC Canada.

     (e) Promptly following the receipt of a notice of borrowing specifying a Revolving (Canadian) Credit Borrowing by way of B/A's, the Canadian Administrative Agent shall so advise the Revolving (Canadian) Lenders and shall advise each Revolving (Canadian) Lender of the aggregate face amount of the B/A's to be accepted by it and the applicable Contract Period (which shall be identical for all Revolving (Canadian) Lenders). In the case of Revolving (Canadian) Loans comprised of B/A Loans, the aggregate face amount of the B/A's to be accepted by a Revolving (Canadian) Lender shall be in a minimum aggregate amount of Cdn.$100,000 and shall be a whole multiple of Cdn.$100,000, and such face amount shall be in the Revolving (Canadian) Lenders' PRO RATA portions of such Revolving (Canadian) Borrowing, PROVIDED that the Administrative Agent may in its sole discretion increase or reduce any Revolving (Canadian) Lender's portion of such B/A Loan to the nearest Cdn.$100,000 without reducing the aggregate Revolving (Canadian) Credit Commitments.

     (f)  SSC Canada may specify in a notice of borrowing pursuant to
SECTION 2.03 or SECTION 2.10 that it desires that any B/A's requested by such notice of borrowing be purchased by the Revolving (Canadian) Lenders, in which case the Revolving (Canadian) Lenders shall, upon

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acceptance of a B/A by a Revolving (Canadian) Lender, purchase, or arrange for the purchase of, each B/A from SSC Canada at the Discount Rate for such Revolving (Canadian) Lender applicable to such B/A accepted by it and provide to the Canadian Administrative Agent the Discount Proceeds for the account of SSC Canada. The Acceptance Fee payable by SSC Canada to a Revolving (Canadian) Lender under SECTION 2.06(d) in respect of each B/A accepted by such Revolving (Canadian) Lender shall be set off against and deducted from the Discount Proceeds payable by such Revolving (Canadian) Lender under this SECTION 2.23.

     (g) Each Revolving (Canadian) Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all B/A's accepted and purchased by it.

     (h) If a Revolving (Canadian) Lender is not a chartered bank under the Bank Act (Canada) or if a Revolving (Canadian) Lender notifies the Canadian Administrative Agent in writing that it is otherwise unable to accept Bankers' Acceptances, such Revolving (Canadian) Lender will, instead of accepting and, if applicable, purchasing Bankers' Acceptances, make an advance (a "B/A EQUIVALENT LOAN") to SSC Canada in the amount and for the same term as the draft that such Revolving (Canadian) Lender would otherwise have been required to accept and purchase hereunder. Each such Revolving (Canadian) Lender will provide to the Canadian Administrative Agent the Discount Proceeds of such B/A Equivalent Loan for the account of SSC Canada. Each such B/A Equivalent Loan will bear interest at the same rate that would result if such Revolving (Canadian) Lender had accepted (and been paid an Acceptance Fee) and purchased (on a discounted basis at the Discount Rate) a Bankers' Acceptance for the relevant Contract Period (it being the intention of the parties that each such B/A Equivalent Loan shall have the same economic consequences for the Revolving (Canadian) Lenders and SSC Canada as the Bankers' Acceptance which such B/A Equivalent Loan replaces). All such interest shall be paid in advance on the date such B/A Equivalent Loan is made, and will be deducted from the principal amount of such B/A Equivalent Loan in the same manner in which the Discount Proceeds of a Bankers' Acceptance would be deducted from the face amount of the Bankers' Acceptance.

     (i) SSC Canada waives presentment for payment and any other defense to payment of any amounts due to a Revolving (Canadian) Lender in respect of a B/A accepted and purchased by it pursuant to this Agreement which might exist solely by reason of such B/A being held, at the maturity thereof, by such Revolving (Canadian) Lender in its own right, and SSC Canada agrees not to claim any days of grace if such Revolving (Canadian) Lender, as holder, claims payment from or sues SSC Canada on the B/A for payment of the amount payable by SSC Canada thereunder. On the last day of the Contract Period of a B/A, or such earlier date as may be required or permitted pursuant to the provisions of this Agreement, SSC Canada shall pay the Revolving (Canadian) Lender that has accepted and purchased a B/A or advanced a B/A Equivalent Loan the full face amount of such B/A or B/A Equivalent Loan, as the case may be, and, after such payment, SSC Canada shall have no further liability in respect of such B/A and such Revolving (Canadian) Lender shall be entitled to all benefits of, and be responsible for all payments due to third parties under, such B/A.

     (j) Except as required by any Revolving (Canadian) Lender upon the occurrence of an Event of Default, no B/A Loan may be repaid by SSC Canada prior to the expiry date of the

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Contract Period applicable to such B/A Loan; PROVIDED, HOWEVER, that any B/A
Loan may be defeased as provided in the proviso to SECTION 2.12(a).

     SECTION 2.24. INCREASE IN TERM LOAN COMMITMENTS. (a) Either Borrower may, by written notice to the Agents from time to time, request Incremental Term Loan Commitments in an aggregate amount not to exceed the Incremental Term Loan Amount from one or more Incremental Term Lenders, which may include any existing Lender; PROVIDED that each Incremental Term Lender, if not already a Lender hereunder, shall be subject to the approval of the Agents (which approval shall not be unreasonably withheld or delayed). Such notice shall set forth (i) the amount of the Incremental Term Loan Commitments being requested (which shall be in minimum increments of U.S.$5,000,000 and a minimum amount of U.S.$20,000,000 or equal to the remaining Incremental Term Loan Amount), (ii) the date on which such Incremental Term Loan Commitments are requested to become effective (which shall not be less than 10 Business Days nor more than 60 days after the date of such notice (which time periods for notice may be modified or waived at the discretion of the Agents)) and (iii) whether such Incremental Term Loan Commitments are to be Term Loan Commitments or commitments to make term loans with terms different from the Term Loans ("OTHER TERM LOANS").

     (b) The applicable Borrower and each Incremental Term Lender shall execute and deliver to the Administrative Agent an Incremental Term Loan Assumption Agreement and such other documentation as the Agents shall reasonably specify to evidence the Incremental Term Loan Commitment of such Incremental Term Lender. Each Incremental Term Loan Assumption Agreement shall specify the terms of the Incremental Term Loans to be made thereunder; PROVIDED that, without the Majority Vote of the Term Lenders, the final maturity date of any Other Term Loans shall be no earlier than five years after the incurrence of such Other Term Loans. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Term Loan Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Term Loan Assumption Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loan Commitment evidenced thereby. Any such deemed amendment may be memorialized in writing by the Administrative Agent with the Borrower's consent (not to be unreasonably withheld) and furnished to the other parties hereto.

     (c) Notwithstanding the foregoing, no Incremental Term Loan Commitment shall become effective under this SECTION 2.24 unless (i) on the date of such effectiveness, the conditions set forth in paragraphs (b) and (c) of
SECTION 5.01 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the applicable Borrower and (ii) the Administrative Agent shall have received legal opinions, board resolutions and other closing certificates and documentation reasonably requested by the Agents consistent with those delivered on the Restatement Date pursuant to SECTION 5.02.

     (d) Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all Incremental Term Loans (other than Other Term Loans), when originally made, are included in each Borrowing of outstanding Tranche B Loans or Tranche C Loans, as the case may be, on a pro rata basis. This may be accomplished at the discretion of the Administrative Agent by requiring each outstanding

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Eurodollar Tranche B Borrowing or Eurodollar Tranche C Borrowing, as applicable, to be converted into an ABR Term Borrowing on the date of each Incremental Term Loan, or by allocating a portion of each Incremental Term Loan to each outstanding Eurodollar Tranche B Borrowing or Eurodollar Tranche C Borrowing, as applicable, on a pro rata basis, even though as a result thereof such Incremental Term Loan may effectively have a shorter Interest Period than the Term Loans included in the Borrowing of which they are a part (and notwithstanding any other provision of this Agreement that would prohibit such an initial Interest Period). Any conversion of Eurodollar Term Loans to ABR Term Loans required by the preceding sentence shall be subject to SECTION 2.16. If any Incremental Term Loan is to be allocated to an existing Interest Period for a Eurodollar Term Borrowing then, subject to SECTION 2.07, the interest rate applicable to such Incremental Term Loan for the remainder of such Interest Period shall equal the Adjusted LIBO Rate for a period approximately equal to the remainder of such Interest Period (as determined by the Administrative Agent two Business Days before the date such Incremental Term Loan is made) plus the Applicable Rate. In addition, to the extent any Incremental Term Loans are Tranche B Loans or Tranche C Loans, the scheduled amortization payments under
SECTION 2.11(a)(i) or (ii), respectively, required to be made after the making of such Incremental Term Loans shall be ratably increased to reflect the aggregate principal amount of such Incremental Term Loans. In such event, the Administrative Agent shall prepare and distribute to the Borrower and the Lenders an updated amortization schedule which shall be conclusive absent manifest error.

                                   ARTICLE III

                                LETTERS OF CREDIT

     Subject to the terms and conditions set forth herein, (a) Stone may request the issuance of Revolving Facility Letters of Credit, for its own account, by the Revolving Facility Facing Agent, in a form reasonably acceptable to the Revolving Facility Facing Agent and the Administrative Agent (in the case of the Administrative Agent, such acceptance or approval, not to be unreasonably withheld or delayed, and in no event beyond two Business Days), and (b) SSC Canada may request the issuance of Revolving (Canadian) Facility Letters of Credit, for its own account, by the Revolving (Canadian) Facility Facing Agent, in a form reasonably acceptable to the Revolving (Canadian) Facility Facing Agent and the Canadian Administrative Agent (in the case of the Canadian Administrative Agent, such acceptance or approval, not to be unreasonably withheld or delayed, and in no event beyond two Business Days), at any time and from time to time during the period from the Restatement Date to the date that is 30 days prior to the Revolving Credit Maturity Date. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the applicable Borrower to, or entered into by the applicable Borrower with, the applicable Facing Agent relating to any Letter of Credit, the terms and conditions of this Agreement shall control. Each Letter of Credit is subject to the following terms and conditions:

     (a) NOTICE OF ISSUANCE, AMENDMENT, RENEWAL, EXTENSION; CERTAIN CONDITIONS. To request the issuance of a Letter of Credit, the applicable Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Facing Agent) to the applicable Facing Agent and the Administrative Agent or the

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Canadian Administrative Agent, as the case may be, (reasonably in advance of the requested date of issuance) a notice in the form of EXHIBIT M, requesting the issuance of a Revolving Facility Letter of Credit, or EXHIBIT N, requesting the issuance of a Revolving (Canadian) Facility Letter of Credit, as applicable. To request any amendment, renewal or extension of any outstanding Letter of Credit, the applicable Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Facing Agent) to the applicable Facing Agent and the Administrative Agent or the Canadian Administrative Agent, as the case may be, (reasonably in advance of the requested date of amendment, renewal or extension) a notice on the applicable Borrower's letter head identifying the Letter of Credit, the date of such amendment, renewal or extension (which must be a Business Day) and indicating the specifics of the requested amendment, renewal or extension. A Revolving Facility Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Revolving Facility Letter of Credit, Stone shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the Revolving Facility LC Exposure shall not exceed U.S.$150,000,000 and (ii) the Revolving Credit Utilization shall not exceed the aggregate Revolving Credit Commitments. A Revolving (Canadian) Facility Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Revolving (Canadian) Facility Letter of Credit, SSC Canada shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the Revolving (Canadian) Facility LC Exposure shall not exceed U.S.$50,000,000 and
(ii) the Revolving (Canadian) Credit Utilization shall not exceed the aggregate Revolving (Canadian) Credit Commitments. Promptly after the issuance or amendment of any Letter of Credit, the applicable Facing Agent shall notify the Administrative Agent or the Canadian Administrative Agent, as the case may be, and Stone or SSC Canada, as the case may be, in writing of such issuance or amendment and such notice shall be accompanied by a copy of such issuance or amendment. Upon receipt of such notice, the Administrative Agent or the Canadian Administrative Agent, as the case may be, shall promptly notify each Revolving Lender or Revolving (Canadian Lender), as the case may be, in writing of such issuance or amendment and if any Revolving Lender or Revolving (Canadian) Lender shall so request, the Administrative Agent or the Canadian Administrative Agent, as the case may be, shall provide such Lender with a copy of such issuance or amendment.

     (b) EXPIRATION DATE. Each Letter of Credit shall expire at or prior to the close of business on the earliest of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is 30 days prior to the Revolving Credit Maturity Date.

     (c) PARTICIPATIONS. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Facing Agent or the Lenders, the applicable Facing Agent hereby grants to each Revolving Lender or Revolving (Canadian) Lender, as the case may be, and each such Lender hereby acquires from the applicable Facing Agent, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit. In addition, the applicable Facing Agent hereby grants to each Revolving Lender or Revolving (Canadian) Lender, as the case may be, and each Revolving Lender or Revolving (Canadian) Lender, as the

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case may be, hereby acquires from the applicable Facing Agent, a participation in each Existing Stone Letter of Credit or Existing SSC Canada Letter of Credit, as applicable, equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Existing Letter of Credit, effective as of the Restatement Date. In consideration and in furtherance of the foregoing, each Revolving Lender and Revolving (Canadian) Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Facing Agent, such Lender's Applicable Percentage of each LC Disbursement made by the applicable Facing Agent and not reimbursed by the applicable Borrower on the date due as provided in PARAGRAPH (d) of this
ARTICLE III, or of any reimbursement payment required to be refunded to the applicable Borrower for any reason. Each Revolving Lender and Revolving (Canadian) Lender acknowledges and agrees that its obligation to acquire participations pursuant to this PARAGRAPH (c) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or Event of Default or reduction or termination of the Revolving Credit Commitments or Revolving (Canadian) Credit Commitments, as applicable, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

     (d) REIMBURSEMENT. (i) If the Revolving Facility Facing Agent shall pay any draft or other form of demand presented under a Revolving Facility Letter of Credit, Stone shall pay to the Revolving Facility Facing Agent an amount equal to the amount of such draft or other form of demand not later than two hours after Stone shall have received notice from the Revolving Facility Facing Agent that payment of such draft or other form of demand will be made or, if Stone shall have received such notice later than 10:00 a.m., Standard Time, on any Business Day, not later than 10:00 a.m., Standard Time, on the immediately following Business Day, PROVIDED that Stone may, subject to the conditions to borrowing set forth herein, request in accordance with SECTION 2.03 that such payment be financed with an ABR Revolving Credit Borrowing (or failing such request, such LC Disbursement may be financed as an ABR Revolving Credit Borrowing pursuant to SECTION 2.02(f)) in an equivalent amount and, to the extent so financed, Stone's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Credit Borrowing. If Stone fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from Stone in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from Stone, in the same manner as provided in SECTION 2.02(c) with respect to Loans made by such Lender, and the Administrative Agent shall promptly pay to the Revolving Facility Facing Agent the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from Stone pursuant to this PARAGRAPH (d), the Administrative Agent shall distribute such payment to the Revolving Facility Facing Agent or, to the extent that Revolving Lenders have made payments pursuant to this PARAGRAPH (d) to reimburse the Revolving Facility Facing Agent, then to such Lenders and the Revolving Facility Facing Agent as their interests may appear. Any payment made by a Revolving Lender pursuant to this PARAGRAPH (d) to reimburse the Revolving Facility Facing Agent for any LC Disbursement (other than the funding of ABR Revolving Loans as contemplated above) shall not constitute a Loan and shall not relieve Stone of its obligation to reimburse such LC Disbursement.

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     (ii) If the Revolving (Canadian) Facility Facing Agent shall pay any draft or other form of demand presented under a Revolving (Canadian) Facility Letter of Credit, SSC Canada shall pay to the Revolving (Canadian) Facility Facing Agent an amount equal to the amount of such draft or other form of demand not later than two hours after SSC Canada shall have received notice from the Revolving (Canadian) Facility Facing Agent that payment of such draft or other form of demand will be made or, if SSC Canada shall have received such notice later than 10:00 a.m., Standard Time, on any Business Day, not later than 10:00 a.m., Standard Time, on the immediately following Business Day, PROVIDED that SSC Canada may, subject to the conditions to borrowing set forth herein, request in accordance with SECTION 2.03 that such payment be financed with an ABR Revolving (Canadian) Credit Borrowing or, if such LC Disbursement is denominated in Canadian Dollars, a Canadian Prime Rate Borrowing (or failing such request, such LC Disbursement may be financed as an ABR Revolving (Canadian) Credit Borrowing or a Canadian Prime Rate Borrowing, as the case may be, pursuant to
SECTION 2.02(g)) in an equivalent amount and, to the extent so financed, SSC Canada's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving (Canadian) Credit Borrowing or Canadian Prime Rate Borrowing, as the case may be. If SSC Canada fails to make such payment when due, the Revolving (Canadian) Facility Facing Agent shall notify the Canadian Administrative Agent, which shall in turn notify each Revolving (Canadian) Lender of the applicable LC Disbursement, the payment then due from SSC Canada in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving (Canadian) Lender shall pay to the Canadian Administrative Agent its Applicable Percentage of the payment then due from SSC Canada, in the same manner as provided in SECTION 2.02(c) with respect to Loans made by such Lender, and the Canadian Administrative Agent shall promptly pay to the Revolving (Canadian) Facility Facing Agent the amounts so received by it from the Revolving (Canadian) Lenders. Promptly following receipt by the Canadian Administrative Agent of any payment from SSC Canada pursuant to this PARAGRAPH (d), the Canadian Administrative Agent shall distribute such payment to the Revolving (Canadian) Facility Facing Agent or, to the extent that Revolving (Canadian) Lenders have made payments pursuant to this PARAGRAPH (d) to reimburse the Revolving (Canadian) Facility Facing Agent, then to such Lenders and the Revolving (Canadian) Facility Facing Agent as their interests may appear. Any payment made by a Revolving (Canadian) Lender pursuant to this PARAGRAPH (d) to reimburse the Revolving (Canadian) Facility Facing Agent for any LC Disbursement (other than the funding of ABR Revolving Loans or Canadian Prime Rate Loans as contemplated above) shall not constitute a Loan and shall not relieve SSC Canada of its obligation to reimburse such LC Disbursement.

     (e) OBLIGATIONS ABSOLUTE. Each Borrower's obligation to repay the applicable Facing Agent for LC Disbursements made by the applicable Facing Agent under the outstanding Letters of Credit for the account of the applicable Borrower shall be absolute, unconditional and irrevocable under any and all circumstances and irrespective of:

          (i)   any lack of validity or enforceability of any Letter of Credit;

          (ii) the existence of any claim, setoff, defense or other right that the applicable Borrower or any other Person may at any time have against the beneficiary or transferee under any Letter of Credit, either Facing Agent, the Administrative Agent, any Lender or any other Person (other than the defense of payment in accordance with the terms of this

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     Agreement or a defense based on the gross negligence or wilful misconduct of the applicable Facing Agent) in connection with this Agreement or any other agreement or transaction;

          (iii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, provided that payment by the applicable Facing Agent under such Letter of Credit against presentation of such draft or document shall not have constituted gross negligence or wilful misconduct of the applicable Facing Agent;

          (iv) payment by the applicable Facing Agent under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, provided that such payment shall not have constituted gross negligence or wilful misconduct of the applicable Facing Agent; and

          (v) any other circumstance or event whatsoever, whether or not similar to any of the foregoing, provided that such circumstance or event shall not have been the result of gross negligence or wilful misconduct of the applicable Facing Agent.

     It is understood that in making any payment under a Letter of Credit (i) the applicable Facing Agent's exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever, and (ii) any noncompliance in any immaterial respect of the documents presented under a Letter of Credit with the terms thereof shall, in each case, not be deemed wilful misconduct or gross negligence of the applicable Facing Agent.

     (f) DISBURSEMENT PROCEDURES. The applicable Facing Agent shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The applicable Facing Agent shall promptly notify the Administrative Agent in the case of Revolving Facility Letters of Credit and the Canadian Administrative Agent in the case of Revolving (Canadian) Facility Letters of Credit and the applicable Borrower by telephone (confirmed by telecopy) of such demand for payment and whether such Facing Agent has made or will make a LC Disbursement thereunder, PROVIDED that any failure to give or delay in giving such notice shall not relieve the applicable Borrower of its obligation to reimburse the applicable Facing Agent and the Revolving Lenders or Revolving (Canadian) Lenders, as the case may be, with respect to any such LC Disbursement.

     (g) INTERIM INTEREST. If a Facing Agent shall make any LC Disbursement, then, unless the applicable Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the applicable Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR

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Revolving Loans or, if such LC Disbursement is denominated in Canadian Dollars,
Canadian Prime Rate Loans, PROVIDED that, if the applicable Borrower fails to reimburse such LC Disbursement when due pursuant to PARAGRAPH (d) of this
ARTICLE III, then SECTION 2.07 shall apply. Interest accrued pursuant to this PARAGRAPH (g) shall be for the account of the applicable Facing Agent, except that interest accrued on and after the date of payment by any Revolving Lender or Revolving (Canadian) Lender, as the case may be, pursuant to PARAGRAPH (d) of this ARTICLE III to reimburse the applicable Facing Agent shall be for the account of such Lender to the extent of such payment.

     (h) CASH COLLATERALIZATION. If any Event of Default shall occur and be continuing, on the Business Day that the Borrowers receive notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders or Revolving (Canadian) Lenders, as the case may be, with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this PARAGRAPH (h), (i) Stone shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the Revolving Facility LC Exposure as of such date PLUS any accrued and unpaid fees and interest thereon and (ii) SSC Canada shall deposit in an account with the Canadian Administrative Agent, in the name of the Canadian Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the Revolving (Canadian) Facility LC Exposure as of such date PLUS any accrued and unpaid fees and interest thereon, PROVIDED that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to either Borrower described in PARAGRAPH (g) or
(h) of ARTICLE VIII. Each such deposit shall be held by the Administrative Agent or the Canadian Administrative Agent, as applicable, as collateral for the payment and performance of the obligations of the Borrowers under this Agreement. The Administrative Agent and Canadian Administrative Agent, as applicable, shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and the Canadian Administrative Agent, as applicable, and at the Borrowers' risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent and the Canadian Administrative Agent to reimburse the applicable Facing Agent for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of Stone for the Revolving Facility LC Exposure and SSC Canada for the Revolving (Canadian) Facility LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders or Revolving (Canadian) Lenders, as the case may be, with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrowers under this Agreement. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the applicable Borrower within three Business Days after all Events of Default have been cured or waived.

     (i) REPLACEMENT OF A FACING AGENT. A Facing Agent may be replaced at any time by written agreement among the Borrowers, each Agent, the Administrative Agent, the replaced

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Facing Agent and the successor Facing Agent. Any such successor Revolving
(Canadian) Facility Facing Agent shall not be a non-resident of Canada or shall be deemed to be resident in Canada for purposes of Part XIII of the ITA in respect of the Revolving (Canadian) Facility Letters of Credit to be issued by it. The Administrative Agent shall notify the Lenders of any such replacement of a Facing Agent. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Facing Agent pursuant to SECTION 2.05(c) and (d). From and after the effective date of any such replacement, (i) the successor Facing Agent shall have all the rights and obligations of a Facing Agent under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Facing Agent", "Revolving Facility Facing Agent" and "Revolving (Canadian) Facility Facing Agent" shall be deemed to refer to such successor or to any previous Facing Agent, or to such successor and all previous Facing Agents, as the context shall require. After the replacement of a Facing Agent hereunder, the replaced Facing Agent shall remain a party hereto and shall continue to have all the rights and obligations of a Facing Agent under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

     (j) ADDITIONAL FACING AGENTS. The Borrowers may, at any time and from time to time with the consent of the Agents (which consent shall not be unreasonably withheld) and such Lender, designate one or more additional Lenders to act as a Facing Agent under the terms of this Agreement. Any Lender designated as a Facing Agent pursuant to this paragraph (j) of Article III shall be deemed to be the "Revolving Facility Facing Agent" or "Revolving (Canadian) Facility Facing Agent", as the case may be (in addition to being a Lender), in respect of Letters of Credit (including Existing Letters of Credit) issued or to be issued by such Lender, and, with respect to such Letters of Credit, such term shall thereafter apply to the Facing Agent and such Lender.

     (k) EXISTING LETTERS OF CREDIT. The Borrower, the Facing Agents and the Lenders acknowledge the issuance of the Existing Letters of Credit which are outstanding on the Restatement Date in accordance with the terms of the Existing Stone Credit Agreement and the Existing SSC Canada Credit Agreement and agree that such Existing Letters of Credit shall continue to be outstanding as Letters of Credit pursuant to the terms and conditions of this Agreement and the other Loan Documents.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     Each of Stone and SSC Canada represents and warrants to each of the Lenders, the Agents, the Administrative Agent, the Canadian Administrative Agent, the Collateral Agent, the Facing Agent and the Swingline Lender that:

     SECTION 4.01. ORGANIZATION; POWERS. Each of the Loan Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (c) is qualified to do business in every jurisdiction where such qualification is required by the nature of its business, the character and location of its property,

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business or customers, or the ownership or leasing of its properties, except for such jurisdictions in which the failure so to qualify, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and (d) has the corporate power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrowers, to borrow hereunder.

     SECTION 4.02. AUTHORIZATION. The execution, delivery and performance by each of the Loan Parties of each of the Loan Documents to which it is a party, the Borrowings hereunder, the issuance of the Letters of Credit, the use of the proceeds of the Loans, the Swingline Loans and the Letters of Credit, the creation of the security interests contemplated by the Security Documents and the other transactions contemplated by the Loan Documents (all the foregoing, collectively, the "TRANSACTIONS") (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, other than any law, statute, rule or regulation the violation of which could not reasonably be expected to result in a Material Adverse Effect, or of the certificate of incorporation or other constitutive documents or by-laws of any Loan Party or any of their respective Subsidiaries, (B) any order of any Governmental Authority or (C) any provision of any indenture or other material agreement or other material instrument to which any Loan Party or any of their respective Subsidiaries is a party or by which any of them or any of their property is or may be bound, (ii) constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien (other than any Lien created hereunder or under the Security Documents) upon or with respect to any property or assets now owned or hereafter acquired by any Loan Party or any of their respective Subsidiaries.

     SECTION 4.03. ENFORCEABILITY. This Agreement has been duly executed and delivered by each Borrower and constitutes, and each other Loan Document when executed and delivered by each Loan Party thereto will constitute, a legal, valid and binding obligation of each Borrower and the Loan Parties, as applicable, enforceable against each of them in accordance with its terms (a) except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) subject to general principles of equity.

     SECTION 4.04. GOVERNMENTAL APPROVALS. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for
(a) the filing of Uniform Commercial Code financing statements and similar security or collateral filings and registrations under applicable laws in other jurisdictions, (b) recordation of the Mortgages and amendments to the Mortgages reflecting, among other things, the addition of the Tranche B Loans and Tranche C Loans as additional Obligations, (c) filings with the United States Patent and Trademark Office, the United States Copyright Office, the Canadian Intellectual Property Office and the Ministry of Natural Resources under the Forest Act (Quebec), recordation of ship mortgages on any vessels and registrations with the Registers of Personal and Movable Real Rights of the Province of Quebec and with Land Registers for various Land Registration Divisions of the Province of Quebec and (d) such actions, consents, approvals, registrations and filings as have been made or obtained and are in full force and effect.

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     SECTION 4.05.  FINANCIAL STATEMENTS. Stone has delivered to the Lenders
(i) its audited financial statements for the fiscal year ended December 31, 2001, together with its annual report on Form 10-K filed with the Securities and Exchange Commission with respect to such fiscal year, and (ii) its unaudited financial statements for the fiscal quarter ended March 31, 2002, together with its quarterly report on Form 10-Q filed with the Securities and Exchange Commission with respect to such fiscal quarter. All financial statements set forth or referred to in the materials specified in the preceding sentence were prepared in conformity with U.S. GAAP, except with respect to unaudited financial statements for the absence of footnote disclosure and for year-end audit adjustments. All such financial statements fairly present in all material respects the consolidated financial position of Stone and its subsidiaries as at the date thereof and the consolidated results of operations and changes in financial position of Stone and its subsidiaries for each of the periods covered thereby. Except as disclosed in such financial statements, neither Stone nor any of the Subsidiaries had at the date of such financial statements or on the Restatement Date, as the case may be, any material contingent obligation, material contingent liability or material liability for taxes, long-term lease or unusual forward or long-term commitment or obligations to retired employees for medical or other employee benefits that is not reflected in the foregoing financial statements or the notes thereto.

     SECTION 4.06. NO MATERIAL ADVERSE CHANGE. There has been no material adverse change in the business, assets, operations, properties, prospects or condition (financial or otherwise) of Stone and its consolidated Subsidiaries, taken as a whole, since December 31, 2001.

     SECTION 4.07. TITLE TO PROPERTIES; POSSESSION UNDER LEASES. (a) Except as set forth on SCHEDULE 4.07, each Borrower and the Subsidiaries have good and marketable title to, or valid leasehold interests in, all their respective material properties and assets, except for minor defects in title that do not interfere in any material respect with its ability to conduct its business as currently conducted. All such title to, or leasehold interest in, material properties and assets are free and clear of Liens, other than Liens expressly permitted by SECTION 7.02 and Liens with respect to which DB, as Collateral Agent, has received on or prior to the Restatement Date duly executed releases and termination statements in connection therewith.

     (b) Each Borrower and the Subsidiaries have complied in all material respects with all obligations under all material leases to which it is a party and enjoys peaceful and undisturbed possession under all such material leases necessary in any material respect for the operation of their respective properties and assets.

     SECTION 4.08. SUBSIDIARIES. SCHEDULE 4.08 sets forth as of the Restatement Date a list of all the Subsidiaries of each Borrower, their jurisdiction of organization and the percentage ownership interest of each of them and any other Subsidiary therein. The capital stock of each of the Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and, except as set forth on SCHEDULE 4.08, is owned free and clear of all Liens other than nonconsensual Permitted Liens arising other than as a result of a voluntary act of the Borrowers. No authorized but unissued treasury shares of capital stock of either Borrower or any such Subsidiary are subject to any option, warrant, right to call or commitment of any kind or character except as set forth on SCHEDULE 4.08.

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     SECTION 4.09.  LITIGATION; COMPLIANCE WITH LAWS. (a) Except as set forth in SCHEDULE 4.09, there are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of either Borrower, threatened against or affecting either Borrower or any of the Subsidiaries or any business or property of any such Person that (i) purports to affect the legality, validity or enforceability of any Loan Document or the Transactions or (ii) could reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

     (b) Neither Borrower nor any of the Subsidiaries nor any of their respective properties or assets is (i) in violation of, nor will the continued operation of their properties and assets as currently conducted violate, any law, rule, regulation, statute (including any zoning, building, Environmental Laws, ordinance, code or approval or any building permits) or any restrictions of record or agreements affecting the Mortgaged Properties, where such violations could reasonably be expected to have a Material Adverse Effect or
(ii) in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such defaults, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

     SECTION 4.10. AGREEMENTS. Neither Borrower nor any of the Subsidiaries is in default under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect.

     SECTION 4.11. FEDERAL RESERVE REGULATIONS. (a) Neither Borrower nor any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

     (b) No part of the proceeds of any Letter of Credit or Loan has been used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose or (ii) for any purpose that entails a violation of, or is inconsistent with, the provisions of the Regulations of the Board, including Regulation T, U or X.

     SECTION 4.12.  INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY
ACT. Neither Borrower nor any of the Subsidiaries (a) is an "investment company" as defined in, or is subject to regulation under, the Investment Company Act of 1940 or (b) is a "holding company" as defined in, or is subject to regulation under, the Public Utility Holding Company Act of 1935.

     SECTION 4.13. TAX RETURNS. Each of the Borrowers and the Subsidiaries has filed or caused to be filed all Federal, foreign, state, provincial, regional and local income and other material tax returns required to have been filed by it or with respect to it and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it or with respect to it, except taxes that are being contested in good faith by appropriate proceedings and for which it has set aside on its books adequate reserves in accordance with U.S. GAAP or Canadian GAAP, as applicable.

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     SECTION 4.14.  NO MATERIAL MISSTATEMENTS. The information provided by or on behalf of the Borrowers and contained in the Confidential Information Memorandum (including all attachments and exhibits thereto), as supplemented, and as supplemented further by information heretofore provided in writing by or on behalf of the Borrowers to the Lenders and any other materials, documents and information that the Borrowers or any of their Affiliates may have furnished to the Lenders, was as of the date of such Confidential Information Memorandum, the dates otherwise specified therein or the dates upon which such information was provided, when taken as a whole, accurate in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, when taken as a whole, not materially misleading, PROVIDED that to the extent any such information therein was based upon or constitutes a forecast or projection, each Borrower represents only that it acted in good faith and utilized reasonable assumptions, due and careful consideration and the information actually known to Responsible Officers of each Borrower at the time in the preparation of such information.

     SECTION 4.15. EMPLOYEE BENEFIT PLANS. (a) Each Borrower and their respective ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No Reportable Event has occurred in respect of any Plan of either Borrower or any ERISA Affiliate. The present value of all benefit liabilities of all underfunded Plans (based on those assumptions used to fund each such Plan) did not, as of the last annual valuation dates applicable thereto, exceed the value of the assets of the Plans by an amount that could reasonably be expected to result in a Material Adverse Effect. No Plan of either Borrower or any ERISA Affiliate is reasonably likely to have an unfunded benefit liability that could result in a Material Adverse Effect. Neither Borrower nor any ERISA Affiliate has incurred any Withdrawal Liability that could result in a Material Adverse Effect. Neither Borrower nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA and no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated where such reorganization or termination has resulted or could reasonably be expected to result, through increases in the contributions required to be made to such Plan or otherwise, in a Material Adverse Effect.

     (b) The Canadian Pension Plans are duly registered under the ITA and any other applicable laws which require registration, have been administered in all material respects in accordance with the ITA and such other applicable laws and no event has occurred which could reasonably be expected to cause the loss of such registered status. All material obligations of SSC Canada and the other Canadian Subsidiaries required to be performed by SSC Canada or the other Canadian Subsidiaries in connection with the Canadian Pension Plans and the funding agreements therefor have been performed on a timely basis. As of the Closing Date, there are no outstanding disputes concerning the assets of the Canadian Pension Plans or the Canadian Benefit Plans. No promises of benefit improvements under the Canadian Pension Plans or the Canadian Benefit Plans have been made except where such improvement could not reasonably be expected to have a Material Adverse Effect. All contributions or premiums required to be made or paid by SSC Canada and each of its Subsidiaries to the Canadian Pension Plans or the Canadian Benefit Plans have been made on a timely basis in accordance with the terms of such plans and all applicable laws. There have been no improper withdrawals or applications of the

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assets of the Canadian Pension Plans or the Canadian Benefit Plans. None of the
Canadian Pension Plans or the Canadian Benefit Plans has any unfunded actuarial liabilities or solvency deficiencies (within the meaning of the Quebec Supplemental Pension Plans Act) in an aggregate amount that could reasonably be expected to result in a Material Adverse Effect.

     SECTION 4.16.  ENVIRONMENTAL AND SAFETY MATTERS. Except as set forth on
SCHEDULE 4.16 (or, after the JSC Transaction Date, Schedule 4.17 to the JSC Credit Agreement as in effect on the Restatement Date).

     (a) Each Borrower and each of the Subsidiaries has obtained all permits, licenses and other authorizations that are required and material with respect to the operation of the business of such Borrower and the Subsidiaries, taken as a whole, under any Environmental Law, and each such permit, license and authorization is in full force and effect.

     (b) Each Borrower and each of the Subsidiaries is in compliance with all material terms and conditions of the permits, licenses and authorizations specified in SECTION 4.16(a), and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Environmental Law applicable to it and its business, assets, operations and properties, including those arising under the Resource Conservation and Recovery Act of 1976, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Federal Water Pollution Control Act, the Federal Clean Air Act, and the Toxic Substances Control Act and any analogous or comparable Canadian federal or provincial laws and regulations, except for such instances of noncompliance that could not reasonably be expected to result in a Material Adverse Effect.

     (c) There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of either Borrower or any of the Subsidiaries, after inquiry, threatened against either Borrower or any of the Subsidiaries under any Environmental Law that could reasonably be expected to result in a Material Adverse Effect.

     (d) Neither Borrower nor any of the Subsidiaries has received notice that it has been identified as a potentially responsible party under CERCLA or any comparable state law or Canadian federal or provincial law, nor has either Borrower or any of the Subsidiaries received any notification that any hazardous substances or any pollutant or contaminant, as defined in CERCLA and its implementing regulations, or any toxic substance, hazardous waste, hazardous constituents, hazardous materials, asbestos or asbestos containing material, polychlorinated biphenyls, petroleum, including crude oil and any fractions thereof, or other wastes, chemicals, substances or materials regulated by any Environmental Laws (collectively, "HAZARDOUS MATERIALS") that it or any of their respective predecessors in interest has used, generated, stored, tested, handled, transported or disposed of, has been found at any site at which any Governmental Authority or private party is conducting a remedial investigation or other action pursuant to any Environmental Law, except in each case for any such notices that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

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     (e)  There have been no releases or threatened releases (in each case as defined in CERCLA) of Hazardous Materials by either Borrower or any of the Subsidiaries on, upon, into or from any of the Real Properties, which releases or threatened releases could reasonably be expected to result in a Material Adverse Effect. To the best knowledge of each Borrower and each of the Subsidiaries, there have been no such releases or threatened releases on, upon, under or into any real property in the vicinity of any of the Real Properties that, through soil, surface water or groundwater migration or contamination, may be located on, in or under such Real Properties and which could reasonably be expected to result in a Material Adverse Effect.

     (f) To the best knowledge of each Borrower and each of the Subsidiaries, there is no asbestos in, on, or at any Real Properties or any facility or equipment of either Borrower or any of the Subsidiaries except to the extent that the presence of such material could not reasonably be expected to result in a Material Adverse Effect.

     (g) (i) As of the Restatement Date, none of the Mortgaged Properties and, to the best knowledge of each Borrower and each of the Subsidiaries after due inquiry, none of the other Real Properties of either Borrower or any of the Subsidiaries are (A) listed or, to the best knowledge of each Borrower and each of the Subsidiaries after due inquiry, proposed for listing on the National Priorities List under CERCLA or (B) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or, to the best knowledge of each Borrower and each of its Subsidiaries after due inquiry, on any comparable list maintained by any Governmental Authority and, (ii) after the Restatement Date, none of the Mortgaged Properties and, to the best knowledge of each Borrower and each of the Subsidiaries after due inquiry, none of the other Real Properties of either Borrower or any of the Subsidiaries are (x) listed or, to the best knowledge of each Borrower and each of the Subsidiaries after due inquiry, proposed for listing on the National Priorities List under CERCLA or (y) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or, to the best knowledge of each Borrower and each of its Subsidiaries after due inquiry, on any comparable list maintained by any Governmental Authority except to the extent that such listing could not reasonably be expected to result in a Material Adverse Effect.

     (h) There are no past or current events, conditions, circumstances, activities, practices, incidents, actions or plans that could reasonably be anticipated to interfere with or prevent compliance with any Environmental Law, or which may give rise to liability under any Environmental Law, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing or notice of violation, study or investigation, based on or related to the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport, shipping or handling, or the emission, discharge, release or threatened release into the environment, of any Hazardous Material that could reasonably be expected to result in a Material Adverse Effect.

     SECTION 4.17. SOLVENCY. After giving effect to the Transactions to occur on the Restatement Date, (a) the fair salable value of the assets of Stone and the Subsidiaries, on a consolidated basis, will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of Stone and the Subsidiaries, on a consolidated basis, as they mature, (b) the assets of Stone and the Subsidiaries, on a consolidated basis, will not constitute unreasonably small capital to carry out their businesses as

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conducted or as proposed to be conducted, including the capital needs of Stone and its Subsidiaries, on a consolidated basis (taking into account the particular capital requirements of the businesses conducted by such entities and the projected capital requirements and capital availability of such businesses) and (c) neither Borrower intends to, nor does it intend to permit any of the Subsidiaries to, and does not believe that it or any such Subsidiary will, incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by each of them or any such Subsidiary and the amounts to be payable on or in respect of its obligations).

     SECTION 4.18. SECURITY DOCUMENTS. (a) The Pledge Agreements create in favor of the Collateral Agent, for the ratable benefit of the beneficiaries named therein, a legal, valid and enforceable security interest or hypothec with delivery in the Collateral (as defined therein) and proceeds thereof and constitutes, when proper filings, recordings or registrations are made, a fully perfected or published first priority or first-ranking Lien on, and security interest or hypothec in, all right, title and interest of the Loan Parties party thereto, as applicable, in such Collateral and the proceeds thereof, in each case prior and superior in right to any other Person.

     (b) The Security Agreements and Hypothecs create in favor of the Collateral Agent, for the ratable benefit of the beneficiaries named therein, a legal, valid and enforceable security interest or hypothec in the Collateral (as defined in the Security Agreements) (other than vessels) and proceeds thereof, and assuming that financing statements or applications for registration in appropriate form have been filed or registered in the offices specified on
SCHEDULE 4.18(b), each Lien created under the Security Agreements or under the Hypothecs constitutes a fully perfected or published Lien on, and security interest or hypothecs in, all right, title and interest of the Loan Parties in such Collateral, and the proceeds thereof, to the extent perfection or publication can be obtained by filing Uniform Commercial Code financing statements or similar filings or registrations under the applicable laws of any other jurisdiction, in each case prior and superior in right to any other Person other than with respect to Permitted Liens. When each Hypothec and Security Agreement (Canadian) is filed in the Canadian Intellectual Property Office, the hypothec and security interest created thereunder shall constitute a fully perfected Lien on, and hypothec and security interest in, all right, title and interest of the Loan Parties in the registered intellectual property charged under each Hypothec and Security Agreement (Canadian) and in which a hypothec or security interest may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the Canadian Intellectual Property Office, prior and superior in right to any other Person other than with respect to the rights of Persons pursuant to Permitted Liens (it being understood that subsequent recordings in the Canadian Intellectual Property Office may be necessary to perfect a Lien on registered trademarks, trademark applications, designs, patents, patent applications and copyrights acquired by a Loan Party after the Restatement Date).

     (c) The Mortgages create in favor of the Collateral Agent, for the ratable benefit of the beneficiaries named therein, a legal, valid and enforceable Lien on all of the Borrowers' right, title and interest in and to the Mortgaged Properties thereunder and the proceeds thereof, and when the Mortgages and the amendments to certain Mortgages referred to in SECTION 4.04(b) are filed or registered in the offices specified on SCHEDULE 4.18(c), the Mortgages will constitute a fully perfected or published Lien on, and security interest or hypothec in, all right, title and

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interest of the Borrowers in such Mortgaged Properties and the proceeds thereof, in each case prior and superior in right to any other Person other than with respect to Permitted Liens.

     SECTION 4.19. LABOR MATTERS. As of the Restatement Date, there are no strikes, lockouts or slowdowns against either Borrower or any of the Subsidiaries pending or, to the knowledge of either Borrower, threatened, except as set forth on SCHEDULE 4.19. The hours worked by and payment made to employees of the Borrowers have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, where such violations could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. The consummation of the Transactions will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which either Borrower or any of the Subsidiaries is a party or by which either Borrower or any of the Subsidiaries is bound on the Restatement Date.

     SECTION 4.20. LOCATION OF REAL PROPERTY. (a) SCHEDULE 4.20 sets forth completely and correctly as of the Restatement Date all material real property owned by each Borrower or any of the Subsidiaries in the United States and, solely with respect to SSC Canada and its subsidiaries, in Canada, and the addresses thereof. All the real property set forth on SCHEDULE 4.20 is, as of the Restatement Date, owned in fee by a Borrower or a Subsidiary or, where such real property is located in the Province of Quebec, such real property is owned under the tenure of free and common SOCCAGE or under the tenure of FRANC ALLEU ROTURIER by a Borrower or a Subsidiary.

     (b) SCHEDULE 4.20 sets forth completely and correctly as of the Restatement Date all material real property leased by the Borrowers or any of the Subsidiaries in the United States and, solely with respect to SSC Canada and its subsidiaries, in Canada, and the addresses thereof. As of the Restatement Date, a Borrower or one of the Subsidiaries has a valid lease in each leased Real Property set forth on SCHEDULE 4.20.

     SECTION 4.21. PATENTS, TRADEMARKS, ETC. Each Borrower and each of the Subsidiaries owns, or is licensed to use, all patents, designs, trademarks, trade names, copyrights, technology, know-how and processes, service marks and rights with respect to the foregoing that are (a) used in or necessary for the conduct of their respective businesses as currently conducted and (b) material to the business, assets, operations, properties, prospects or condition (financial or otherwise) of the Borrowers and the Subsidiaries taken as a whole. The use of such patents, designs, trademarks, trade names, copyrights, technology, know-how, processes and rights with respect to the foregoing by the Borrowers and the Subsidiaries does not infringe on the rights of any Person, subject to such claims and infringements as do not, in the aggregate, give rise to any liability on the part of either Borrower and the Subsidiaries that is material to the Borrowers and the Subsidiaries, taken as a whole. To the best knowledge of each Borrower, its rights and the rights of the Subsidiaries to sell, franchise or license under such brand names then being used may be transferred in connection with any sale of assets or stock of the related business by the Borrowers or any of the Subsidiaries with only such exceptions as would not be material to the Borrowers and the Subsidiaries, in each case, taken as a whole.

     SECTION 4.22. SURVIVAL OF WARRANTIES. All representations and warranties contained in the Existing Credit Agreements, this Agreement and the other Loan Documents

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shall survive the effectiveness of this Agreement and such other Loan Documents as the case may be, and the termination hereof and thereof.

                                    ARTICLE V

                                   CONDITIONS

     The obligation of each Lender to make Loans hereunder, the obligation of the Swingline Lender to make Swingline Loans hereunder and the obligation of each Facing Agent to issue, amend, extend or renew any Letter of Credit hereunder (each, a "CREDIT EVENT") is subject to the satisfaction of the following conditions:

     SECTION 5.01.  ALL CREDIT EVENTS. On the date of each Credit Event:

          (a) The Administrative Agent and, where applicable, the applicable Facing Agent or the Swingline Lender, shall have received a notice of such Credit Event as required by SECTION 2.03, PARAGRAPH (a) or (b) of ARTICLE III and SECTION 2.22(b), respectively.

          (b) The representations and warranties set forth in ARTICLE IV hereof and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.

          (c) At the time of and immediately after such Credit Event, no Default or Event of Default shall have occurred and be continuing.

Each Credit Event shall be deemed to constitute a representation and warranty by each Borrower on the date of such Credit Event as to the matters specified in PARAGRAPHS (b) and (c) of this SECTION 5.01.

     SECTION 5.02. CONDITIONS PRECEDENT TO THE RESTATEMENT DATE. On the Restatement Date:

          (a) The Administrative Agent shall have received, on behalf of itself, the Agents, the Canadian Administrative Agent, the Collateral Agent, the Lenders and the Facing Agent, a favorable written opinion of (i) Winston & Strawn, U.S. counsel for the Borrowers, substantially to the effect set forth in EXHIBIT H-1, and Craig A. Hunt, Vice President and General Counsel for Stone, substantially to the effect set forth in EXHIBIT H-2, (ii) Stikeman Elliott, Ontario counsel for the Borrowers, substantially to the effect set forth in EXHIBIT I-1, (iii) Stikeman Elliott, Quebec counsel for the Borrowers, substantially to the effect set forth in EXHIBIT I-2, (iv) Stikeman Elliott, Canadian tax counsel for SSC Canada, substantially to the effect set forth in EXHIBIT I-3, (v) Stewart McKelvey Stirling Scales, Nova Scotia counsel for the Borrowers, substantially to the effect set forth in EXHIBIT I-4 and (vi) each local counsel set forth on SCHEDULE 5.02(a), substantially to the effect set forth in EXHIBIT J, in each case (A) dated the Restatement Date, (B) addressed to the Facing Agent, the Agents and the Lenders, and (C) covering

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     such other matters relating to the Loan Documents as the Agents shall reasonably request and with such other changes as are reasonably acceptable to the Agents, and the Borrowers hereby instruct their counsel to deliver such opinions.

          (b) All legal matters incident to this Agreement, the Borrowings and extensions of credit hereunder and the other Loan Documents shall be reasonably satisfactory to the Agents, the Lenders and the Facing Agent.

          (c) The Administrative Agent shall have received each of the items referred to in clauses (i), (ii) and (iii) below with respect to each Loan
     Party: (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State or other relevant Governmental Authority of the jurisdiction of its organization, and a certificate as to the good standing (or the equivalent thereof) of each Loan Party as of a recent date from such Secretary of State or other Governmental Authority;
     (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Restatement Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Loan Party as in effect on the Restatement Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the Transactions, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and
     (D) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and such other documents as the Agents may reasonably request.

          (d) The Administrative Agent shall have received a certificate, dated the Restatement Date and signed by a Financial Officer of and on behalf of Stone, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of SECTION 5.01.

          (e) The Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Restatement Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by either Borrower hereunder or under any other Loan Document.

          (f) Each of the Guarantee Agreements shall have been duly executed by the parties thereto and delivered to the Collateral Agent and shall be in full force and effect.

          (g) (i)(x) The Pledge Agreements and the Bond Pledge Agreements shall have been duly executed by the parties thereto and delivered to the Collateral Agent and shall be in full force and effect and (y) all of the outstanding capital stock of the material Domestic Subsidiaries owned, directly or indirectly, by Stone (including SLP Finance I, Inc. and SLP Finance II, Inc.), 65% of the outstanding shares of Class A common stock of SSC Canada, 65% of the outstanding shares of common stock of Stone Container

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     Finance Company of Canada and all the outstanding capital stock of each material Subsidiary of SSC Canada shall have been duly and validly pledged thereunder to the Collateral Agent and certificates representing such shares, accompanied in the case of certificated shares by stock powers endorsed in blank, shall be in the actual possession of the Collateral Agent and (ii) the Security Agreements and the Hypothecs shall have been duly executed by the Loan Parties party thereto and shall have been delivered to the Collateral Agent and shall be in full force and effect on such date and each document (including each Uniform Commercial Code financing statement or the equivalent thereof in another jurisdiction) reasonably requested by the Agents to be filed, registered or recorded in order to create in favor of the Collateral Agent a valid, legal and perfected or published first-priority or first ranking security interest in and Lien on the Collateral described in each such agreement (subject to any Lien expressly permitted by SECTION 7.02) shall have been delivered to the Collateral Agent or the Trustee, as the case may be.

          (h) The Bank Act Security shall have been duly executed by the parties thereto and delivered to each Revolving (Canadian) Lender and each Tranche C Lender which is a Canadian Chartered Bank listed in Schedule I or II of the Bank Act (Canada).

          (i) The Collateral Agent shall have received (i) the results of a search of the Uniform Commercial Code filings made with respect to the Loan Parties in the states in which the chief executive office of each such person is located and the other jurisdictions in which Uniform Commercial Code filings are to be made pursuant to the preceding paragraph, together with copies of the financing statements disclosed by such search and (ii) the results of equivalent searches made in each other jurisdiction reasonably requested by the Agents, in each case accompanied by evidence reasonably satisfactory to the Agents that the Liens indicated in any such financing statement (or similar document) or otherwise disclosed in such searches would be permitted under SECTION 7.02 or have been released.

          (j) (i) Each of the Mortgages, relating to each of the Mortgaged Properties shall have been duly executed by the parties thereto and delivered to the Collateral Agent and shall be in full force and effect,
     (ii) each of such Mortgaged Properties shall not be subject to any Lien other than those expressly permitted under SECTION 7.02, (iii) a lender's title insurance policy or, in the case of Mortgaged Property located in Canada, except as otherwise agreed to by the Agents, a written legal opinion, paid for by the Borrowers, in form and substance reasonably acceptable to the Agents, insuring or opining, as the case may be, that such Mortgage constitutes a first lien on such Mortgaged Property (subject to any Lien expressly permitted by SECTION 7.02 or otherwise agreed to by the Agents) shall have been received by the Agents and (iv) the Collateral Agent shall have received such other documents as reasonably requested in writing by the Agents.

          (k) The Administrative Agent shall have received copies of, or an insurance broker's or agent's certificate as to coverage under, the insurance policies required by SECTION 6.02 and the applicable provisions of the Security Documents, each of which policies shall be endorsed or otherwise amended to include a loss payable endorsement with respect to the Collateral and Mortgaged Properties and to name the Collateral Agent

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     as additional insured, in form and substance reasonably satisfactory to the
     Administrative Agent.

          (l) The Collateral Agent shall have received a reasonably satisfactory perfection certificate with respect to the Loan Parties dated the Restatement Date and duly executed by a Responsible Officer of Stone.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

     Each Borrower covenants and agrees with each Lender, each Agent, the Administrative Agent, the Canadian Administrative Agent, the Collateral Agent, each Facing Agent and the Swingline Lender that, so long as this Agreement shall remain in effect, the LC Exposure shall not equal zero or the principal of or interest on any Loan or Swingline Loan or any LC Disbursement, Fees or any other expenses or amounts payable under any Loan Document shall remain unpaid, unless the Required Lenders shall otherwise consent in writing, it will, and will cause each of the Subsidiaries to:

     SECTION 6.01. EXISTENCE; BUSINESSES AND PROPERTIES. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise permitted under SECTION 7.05.

     (b) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect the rights, licenses, permits, trademarks, trade names, privileges and franchises necessary or desirable in the normal conduct of its business, except for any trademarks, trade names or franchises that are not material to the business of Stone and the Subsidiaries taken as a whole; maintain and operate such business in substantially the manner in which it is currently conducted and operated; and at all times keep all property useful and necessary in its business in good working order and condition to the extent required by sound business practices.

     SECTION 6.02. INSURANCE. Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies of comparable size of established repute in the same general area engaged in the same or similar businesses, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it or the use of any products sold by it; and maintain such other insurance as may be required by law and, with respect to the Mortgaged Properties, as is required by the Mortgages.

     SECTION 6.03. OBLIGATIONS AND TAXES. Pay and discharge promptly prior to becoming delinquent all material taxes, assessments and governmental charges or levies imposed upon it or upon or in respect of its property or assets; PROVIDED, HOWEVER, that such payment and discharge shall not be required with respect to any such obligation, tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and it shall have set aside on its books, in accordance with U.S. GAAP, adequate

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reserves with respect thereto and such contest operates to suspend enforcement of a Lien and, in the case of a Mortgaged Property or other material property or asset, there is no material risk of forfeiture of such property.

     SECTION 6.04. FINANCIAL STATEMENTS, REPORTS, ETC. Furnish to the Agents, the Administrative Agent, each Facing Agent, the Swingline Lender and each
Lender:

          (a) in the case of Stone, within 90 days after the end of each fiscal year, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows, showing the financial condition of Stone and its consolidated Subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such Subsidiaries during such year, all audited by Ernst & Young LLP or other independent auditors of recognized national standing acceptable to the Required Lenders and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present in all material respects the financial condition and results of operations of Stone on a consolidated basis in accordance with U.S. GAAP;

          (b) in the case of Stone, within 45 days after the end of each of the first three fiscal quarters of each fiscal year, (i) its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows, showing the financial condition of Stone and its consolidated Subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such Subsidiaries during such fiscal quarter and the then-elapsed portion of the fiscal year and
     (ii) a narrative discussion of the results of operations of Stone and its consolidated subsidiaries in a form reasonably satisfactory to the Agents (it being understood that, in the case of CLAUSE (i) above, such information shall be in reasonable detail and certified by a Financial Officer of Stone, as fairly presenting in all material respects the financial condition and results of operations of Stone on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments);

          (c) concurrently with any delivery of financial statements of Stone under PARAGRAPH (a) or (b) above, a certificate of a Financial Officer of Stone (i) certifying that, after due investigation and reasonable inquiry, no Default or Event of Default has occurred or, if such a Default or Event of Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and
     (ii) setting forth computations in reasonable detail satisfactory to the Administrative Agent of the ratios contemplated by the definition of the term "Applicable Rate" and demonstrating compliance with the covenants contained in SECTIONS 7.01, 7.02, 7.03, 7.04, 7.06, 7.13, 7.14 and 7.15;

          (d) concurrently with any delivery of financial statements under PARAGRAPH (a) above, a certificate of the accounting firm opining on such statements (which certificate may be limited to accounting matters and disclaim responsibility for legal interpretations) certifying (i) whether in connection with its audit examination any Default or Event of Default has come to its attention and, if such event has come to its attention, the nature and extent thereof and (ii) that based on its audit examination, nothing has come to its

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     attention that leads it to believe that the information contained in the certificate delivered therewith pursuant to PARAGRAPH (c) above is not correct;

          (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials (other than (i) the exhibits to registration statements and (ii) any registration statements on Form S-8 or its equivalent) filed by SSCC, either Borrower or any of the Subsidiaries with the Securities and Exchange Commission, or any Governmental Authority succeeding to any of or all the functions of such Commission, or with any securities commission of any Canadian province, or with any Canadian or U.S. securities exchange, or distributed to any such Person's shareholders (other than to SSCC, JSCE, the Borrowers or any of the Subsidiaries), as the case may be;

          (f) in the case of Stone, as soon as available, and in any event no later than 90 days after each fiscal year, a consolidated annual plan, prepared in accordance with Stone's normal accounting procedures applied on a consistent basis, for the next fiscal year of Stone;

          (g) upon the earlier of (i) 90 days after the end of each fiscal year of Stone and (ii) the date on which the financial statements of Stone are delivered pursuant to PARAGRAPH (a) above, a certificate of a Financial Officer of Stone setting forth, in detail reasonably satisfactory to the Agents, the amount of Excess Cash Flow, if any, for such fiscal year;

          (h) promptly from time to time, such other information regarding the operations, business affairs and financial condition of the Borrowers, or compliance with the terms of any Loan Document, as the Agents, the Administrative Agent, either of the Facing Agents, the Swingline Lender or any Lender may reasonably request; and

          (i) a copy of all notices (other than notices regarding any scheduled or mandatory repayments), certificates, financial statements and reports, as and when delivered by or on behalf of Stone to the holders of any Senior Notes.

     SECTION 6.05. LITIGATION AND OTHER NOTICES. Furnish to the Agents, the Administrative Agent, the Facing Agents, the Swingline Lender and each Lender prompt written notice of the following:

          (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

          (b) the filing or commencement of, or any notice to either Borrower or any Subsidiary of the intention of any Person to file or commence, any action, suit or proceeding (whether at law or in equity or by or before any Governmental Authority or any arbitrator, against either Borrower or any Affiliate thereof) that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and

          (c) any development that has resulted in, or could reasonably be anticipated to result in, a Material Adverse Effect.

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     SECTION 6.06.  BENEFIT PLANS. Comply in all material respects with the applicable provisions of ERISA and with respect to any Canadian Pension Plan, the ITA and any applicable provincial pension legislation, and furnish to the Agents, the Administrative Agent, the Facing Agents, the Swingline Lender and each Lender (i) as soon as possible after, and in any event within 30 days after any Responsible Officer of either Borrower or any ERISA Affiliate either knows or has reason to know that any Reportable Event has occurred that alone or together with any other Reportable Event could reasonably be expected to result in liability of either Borrower or any of the Subsidiaries to the PBGC in an aggregate amount exceeding U.S.$25,000,000, a copy of the notice of such event required to be given to the PBGC or, if notice is not so required, a statement of a Financial Officer of each Borrower, as the case may be, setting forth in reasonable detail the nature of such event and the action taken or proposed to be taken with respect thereto, (ii) promptly after receipt thereof, a copy of any notice either Borrower or any ERISA Affiliate may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or Plans (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code) or to appoint a trustee to administer any Plan or Plans, (iii) within 10 days after the due date for filing with the PBGC pursuant to Section 412(n) of the Code of a notice of failure to make a required installment or other payment with respect to a Plan, a copy of such notice and a statement of a Financial Officer of the applicable Borrower setting forth in reasonable detail the nature of such failure and the action taken or proposed to be taken with respect thereto, (iv) promptly and in any event within 30 days after receipt thereof by either Borrower or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by such Borrower or any ERISA Affiliate concerning (A) the imposition of Withdrawal Liability or (B) a determination that a Multiemployer Plan is, or is expected to be, terminated or in reorganization, in each case within the meaning of Title IV of ERISA, (v) promptly and in any event within 30 days after receipt thereof by either Borrower or any Subsidiary, a copy of any material notice, ruling or opinion that either Borrower or any Subsidiary may receive from any applicable Governmental Authority with respect to any Canadian Pension Plan; and (vi) notification within 30 days of any material increases in the benefits to be provided under any existing Canadian Pension Plan or Canadian Benefit Plan, or the establishment of any new Canadian Pension Plan or Canadian Benefit Plan, or the commencement of contributions to any such plan to which SSC Canada or any other Canadian Subsidiary was not previously contributing.

     SECTION 6.07. MAINTAINING RECORDS; ACCESS TO PROPERTIES AND INSPECTIONS. Maintain all financial records in accordance with U.S. GAAP or Canadian GAAP, as applicable, and permit any representatives designated by the Agents, the Administrative Agent, the Facing Agent, the Swingline Lender or any Lender to visit and inspect the properties and financial records of each Borrower and any Subsidiary during normal business hours and upon reasonable notice and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any representatives designated by the Agents, the Administrative Agent, the Facing Agent, the Swingline Lender or any Lender to discuss at such reasonable times and at such reasonable intervals as may be reasonably requested the affairs, finances and condition of the Borrowers or any Subsidiary or any properties of the Borrowers or any Subsidiary with the officers thereof and independent accountants therefor, PROVIDED that all such visits, inspections and inquiries shall be coordinated through the Agents.

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     SECTION 6.08.  USE OF PROCEEDS. The proceeds of Term Loans will be used to repay all Existing Term Loans and to pay related fees and expenses. The proceeds of the Revolving Loans, Revolving (Supplemental) Loans and Revolving (Canadian) Loans will be used only for general corporate purposes. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. Letters of Credit will be issued only for general corporate purposes.

     SECTION 6.09. COMPLIANCE WITH LAW. Comply with the requirements of all applicable laws (including Environmental Laws), rules, regulations, court orders and decrees, and orders of any Governmental Authority, that are applicable to it or to any of its properties, except where noncompliance could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 6.10. FURTHER ASSURANCES. (a) Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements, registrations, mortgages, hypothecs and deeds of trust), that may be required under applicable law or which the Required Lenders, any Agent or the Administrative Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect, perfect and publish the validity and first priority or first rank of the security interests and hypothecs created or intended to be created by the Security Documents.

     (b) Cause each Domestic Subsidiary that is or becomes a Material Subsidiary and each Canadian Subsidiary (in each case, other than any Inactive Subsidiary) to undertake the obligation of, and to become a Guarantor pursuant to, the St. Laurent (U.S.) Subsidiary Guarantee Agreement, the Quebec Subsidiary Guarantee Agreement or the SSC Canada Subsidiary Guarantee Agreement respectively; PROVIDED, HOWEVER, that no (x) Foreign Subsidiary shall be required to guarantee the Obligations of Stone hereunder, (y) each such Subsidiary that owns real or personal property in the State of Maryland shall undertake the obligation of, and become a Guarantor pursuant to, a Maryland Subsidiary Guarantee Agreement, and (z) each such Subsidiary that owns movable or immovable property in the Province of Quebec shall undertake the obligation of, and become a Guarantor pursuant to, the Quebec Subsidiary Guarantee Agreement.

     (c) From time to time the Borrowers will, at their cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected (or, in the case of the Province of Quebec, published) security interests or hypothecs with respect to such of the assets and properties of Stone and its wholly owned Domestic Subsidiaries and of SSC Canada and the wholly owned Canadian Subsidiaries that are acquired after the Restatement Date, or, in the case of the assets and properties of MBI Limited, upon consummation of the MBI Transaction, as either Agent or the Required Lenders shall reasonably request; PROVIDED, HOWEVER, that this paragraph (c) and paragraph (d) below shall not apply to (i) any assets or property located at or otherwise used in the operation of any facility or property listed on
SCHEDULE 7.02(a)(xiii) or (ii) any category or type of assets or property other than those which presently secure the Obligations (i.e., stock, real property, equipment, fixtures, inventory and related documents and proceeds thereof); and PROVIDED FURTHER that, except as provided below

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with respect to After-Acquired Mortgage Property, the Borrowers shall not be required to take any further action pursuant to this CLAUSE (c) unless and until the aggregate fair market value of such newly acquired assets and property exceeds U.S.$10,000,000. Such security interests and Liens will be created under the Security Documents and other security agreements, mortgages, deeds of trust and other instruments and documents in form and substance reasonably satisfactory to the Collateral Agent, and the Borrowers shall deliver or cause to be delivered to the Lenders all such instruments and documents (including customary legal opinions, title insurance policies or title opinions and lien searches) as the Collateral Agent shall reasonably request to evidence compliance with this SECTION 6.10(c). The Borrowers agree to provide such evidence as the Collateral Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien.

     (d) Notwithstanding the provisions of paragraph (c) above, (i) no After-Acquired Mortgage Property with a fair market value (as determined by the Collateral Agent in its reasonable judgment, it being understood that the purchase price shall be indicative thereof) (the "FAIR MARKET VALUE") of less than U.S.$1,000,000 shall be subject to the provisions of PARAGRAPH (c) above and (ii) each item of After-Acquired Mortgage Property with a Fair Market Value of at least U.S.$1,000,000 but less than U.S.$10,000,000 shall not be subject to the provisions of PARAGRAPH (c) above unless and until the aggregate Fair Market Value of all items of After-Acquired Mortgage Property described in this CLAUSE (ii) acquired after the Restatement Date and not pledged to the Collateral Agent pursuant to the next sentence equals or exceeds U.S.$50,000,000. On each occasion that the Fair Market Value of all items of After-Acquired Mortgage Property described in CLAUSE (ii) of the immediately preceding sentence shall equal or exceed U.S.$50,000,000, all such property (and not merely the portion of the property in excess of U.S.$50,000,000) shall be pledged to the Collateral Agent for the benefit of the Secured Parties pursuant to PARAGRAPH (c) above and, after such pledge, the provisions of such CLAUSE (ii) shall apply to subsequently acquired After-Acquired Mortgage Property described in such clause.

     SECTION 6.11. MATERIAL CONTRACTS. Maintain in full force and effect (including exercising any available renewal option), and without amendment or modification, each Material Contract, unless the failure so to maintain any such Material Contract (or any amendment or modification thereto) could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

     SECTION 6.12. ENVIRONMENTAL MATTERS. (a) Promptly give notice to the Administrative Agent upon becoming aware of (i) any violation of any Environmental Law, (ii) any claim, inquiry, proceeding, investigation or other action, including a request for information or a notice of potential environmental liability, by or from any Governmental Authority or any third party claimant or (iii) the discovery of the release of any Hazardous Material at, on, under or from any of the Real Properties or any facility or equipment thereat in excess of reportable or allowable standards or levels under any Environmental Law, or in a manner or amount that could reasonably be expected to result in liability under any Environmental Law, in each case that could reasonably be expected to result in a Material Adverse Effect.

     (b) Upon discovery of the presence on any of the Real Properties of any Hazardous Material that is in violation of, or that could reasonably be expected to result in liability under, any Environmental Law, in each case that could result in a Material Adverse Effect, take all

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necessary steps to initiate and expeditiously complete all remedial, corrective and other action to eliminate any such adverse effect, and keep the Administrative Agent informed of such actions and the results thereof.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

     Each Borrower covenants and agrees with each Lender, each Agent, the Administrative Agent, the Canadian Administrative Agent, the Collateral Agent, each Facing Agent and the Swingline Lender that, so long as this Agreement shall remain in effect, the LC Exposure shall not equal zero or the principal of or interest on any Loan or Swingline Loan or any LC Disbursement, Fees or any other expenses or amounts payable under any Loan Document shall remain unpaid, unless the Required Lenders shall otherwise consent in writing, it will not, and will not cause or permit any of the Subsidiaries to:

     SECTION 7.01. INDEBTEDNESS. Create, incur, assume or permit to exist any Indebtedness, except, without duplication:

          (a) (i) the Indebtedness created hereunder and under the other Loan Documents and (ii) on and after the JSC Transaction Date, the Indebtedness created under the JSC Credit Agreement and the Loan Documents (as defined therein);

          (b)  the Senior Notes and any Guarantees thereof;

          (c)  (i) the Indebtedness existing on the Restatement Date listed on
     SCHEDULE 7.01 and (ii) on and after the JSC Transaction Date, the Indebtedness of JSC and its subsidiaries existing on the JSC Reference Date and listed on Schedule 7.01 to the JSC Credit Agreement (and, in the case of this clause (ii), Indebtedness incurred to refinance any such Indebtedness in accordance with the provisions of the JSC Credit Agreement and outstanding on the JSC Transaction Date);

          (d) Indebtedness of any Foreign Subsidiary (other than a Canadian Subsidiary) and any Guarantees thereof, PROVIDED that such Indebtedness shall not be Guaranteed by or otherwise recourse to either Borrower or any Domestic Subsidiary or Canadian Subsidiary except as permitted by
     SECTION 7.01(o) or SECTION 7.04(c);

          (e) Indebtedness of Stone or any Subsidiary, the net proceeds of which are used substantially concurrently to refinance Indebtedness described in PARAGRAPH (b) or (c) above so long as (i) such refinancing Indebtedness is in an aggregate principal amount not greater than the aggregate principal amount of the Indebtedness being refinanced PLUS the amount of any premium required to be paid thereon and any interest, fees and costs incurred in such refinancing, (ii) such Indebtedness has a final maturity more than 90 days later than the Term Loan Maturity Date and a weighted average life greater than the Term Loans, except in the case of any refinancing of the Senior Notes due 2006, the Receivables Program Documents or the SCC Hodge IRB, and (iii) each of the covenants, events of default and other provisions (other than optional redemption provisions and other pricing terms) thereof (including any Guarantees thereof) shall be no more

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     materially adverse, when taken as a whole, to the Lenders than those contained in the Indebtedness being refinanced, PROVIDED that (A) if the proceeds of Revolving Loans or of Revolving (Supplemental) Loans are used to repurchase or redeem any Senior Notes, Stone may incur Indebtedness otherwise meeting the requirements of this PARAGRAPH (e) (as if such Indebtedness were used to finance such Senior Notes) to repay such Revolving Loans or Revolving (Supplemental) Loans and (B) the Senior Notes may be refinanced to include covenants, events of default and other terms and conditions that are no more restrictive to Stone or the Subsidiaries than is customary, at the time of such refinancing, for senior notes for issuers with a debt-rating similar to Stone;

          (f) (i) Capital Lease Obligations, (ii) Indebtedness created, incurred or assumed in respect of the purchase, improvement or construction of property, PROVIDED such Indebtedness is created, incurred or assumed substantially contemporaneously with such purchase or construction (and in any event not later than 120 days after the earlier of (x) the placement in service of or (y) the final payment on such property) and (iii) Indebtedness consisting of industrial revenue bonds or pollution control bonds, and Guarantees of and letters of credit supporting such Indebtedness, such that the sum of the Indebtedness created, incurred or assumed pursuant to this CLAUSE (f) shall not exceed, at any time outstanding (A) prior to the JSC Transaction Date, U.S.$300,000,000, or (B) on and after the JSC Transaction Date, U.S.$500,000,000;

          (g) Indebtedness created pursuant to any Rate Protection Agreement, Commodity Agreement or Currency Agreement;

          (h)  intercompany loans and advances permitted by SECTION 7.04;

          (i) Indebtedness of Stone or any Participating Subsidiary created pursuant to the Receivables Program Documents (including any Indebtedness of Stone or any Participating Subsidiary to FinSub arising because any sale or purported sale of Program Receivables to FinSub is required to be recharacterized as a loan);

          (j) Indebtedness of FinSub to Stone or any other Participating Subsidiary, when combined with any capital contributions pursuant to
     SECTION 7.04(g), not exceeding in an aggregate amount at any time outstanding (i) prior to the JSC Transaction Date, U.S.$50,000,000, or (ii) on or after the JSC Transaction Date, U.S.$100,000,000;

          (k) Indebtedness incurred to pay annual premiums for property and casualty insurance policies maintained by either Borrower or any Subsidiary and other prepaid amounts in respect of goods or services purchased by the Borrowers or the Subsidiaries in the ordinary course of business not exceeding in an aggregate amount at any time outstanding (i) prior to the JSC Transaction Date, U.S.$40,000,000, or (ii) on or after the JSC Transaction Date, U.S.$75,000,000;

          (l) Indebtedness of the Borrowers and their Subsidiaries and Guarantees thereof in respect of letters of credit that are not secured and do not exceed in an aggregate amount at any time outstanding (i) prior to the JSC Transaction Date, U.S.$25,000,000, or (ii) on or after the JSC Transaction Date, U.S.$50,000,000;

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          (m)  Indebtedness of any Person (other than JSC or any subsidiary thereof) acquired by either Borrower or any Subsidiary in an acquisition permitted hereunder and assumed by either Borrower or such Subsidiary pursuant to such acquisition (including any refinancing, renewal or replacement, in whole or in part, thereof from time to time), PROVIDED that
     (i) such Indebtedness was not incurred in contemplation of such acquisition and (ii) the aggregate principal amount of such Indebtedness at any time outstanding shall not exceed (x) prior to the JSC Transaction Date, U.S.$25,000,000, or (y) on or after the JSC Transaction Date, U.S.$50,000,000 ("ACQUIRED INDEBTEDNESS");

          (n) Guarantees with respect to bonds issued to support workers' compensation and other similar obligations (other than Indebtedness) incurred by a Borrower or any Subsidiary in the ordinary course of business;

          (o) Indebtedness of a Borrower or any Subsidiary and Guarantees thereof incurred in the ordinary course of business that does not exceed in an aggregate amount at any time outstanding (i) prior to the JSC Transaction Date, U.S.$100,000,000, or (ii) on or after the JSC Transaction Date, U.S.$125,000,000;

          (p) Indebtedness of MBI Limited following the MBI Transaction that is unsecured in an aggregate amount not to exceed U.S.$100,000,000 at any time outstanding; and

          (q) Indebtedness consisting of senior or senior subordinated notes of Stone (which may be Guaranteed on a senior or senior subordinated, as the case may be, basis by one or more Loan Parties), the net proceeds of which are used substantially concurrently to refinance in whole or in part the Term Loans or, on or after the JSC Transaction Date, the JSC Term Loans so long as such refinancing Indebtedness (i) is in an aggregate principal amount not greater than the aggregate principal amount of the Indebtedness being refinanced PLUS the amount of any premium required to be paid thereon and any interest, fees and costs incurred in such refinancing, (ii) has a final maturity more than 90 days later than the Term Loan Maturity Date and requires no scheduled payment of principal prior to such date, and (iii) includes covenants, events of default and other terms and conditions that are no more restrictive, when taken as a whole, to Stone or the Subsidiaries than is customary, at the time of such refinancing, for senior or senior subordinated notes, as the case may be, for issuers with a debt-rating similar to Stone.

     SECTION 7.02. LIENS. (a) Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any Person) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

          (i)    Permitted Liens;

          (ii)   Liens created under the Loan Documents;

          (iii) Liens on Program Receivables granted pursuant to the Receivables Program Documents;

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          (iv)   (x) Liens existing as of the Restatement Date and listed on
     SCHEDULE 7.02(a)(iv) and (y) on and after the JSC Transaction Date, Liens on the assets of JSC and its subsidiaries existing on the JSC Reference Date and (A) any extensions, renewals or replacements thereof existing on the JSC Transaction Date so long as such extension, renewal or replacement was limited to the Indebtedness and property originally secured and encumbered thereby and (B) any additions thereto from time to time permitted by the JSC Credit Agreement, existing on the JSC Transaction Date and reasonably acceptable to the Agents;

          (v) Liens securing Indebtedness permitted by SECTION 7.01(f), PROVIDED that any such Lien shall apply only to the property that is the subject of such Indebtedness and, if applicable, the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the fair market value (as determined in good faith by the Board of Directors of the applicable Borrower or Subsidiary) of the respective property at the time it was so acquired;

          (vi) Liens for Indebtedness permitted by SECTION 7.01(k), PROVIDED that such Liens attach only to unearned and return premiums, dividends and loss payments which reduce the unearned premiums under insurance policies the premiums of which have been financed with such Indebtedness;

          (vii) Liens securing any Acquired Indebtedness assumed in connection with any acquisition permitted hereunder, PROVIDED that such Liens attach only to property or assets acquired in connection with such acquisition and were not created in contemplation thereof;

          (viii) Liens on property or assets owned by Foreign Subsidiaries securing Indebtedness permitted under SECTION 7.01(d);

          (ix) Liens created under any agreement relating to the sale, transfer or other disposition of assets permitted hereunder, PROVIDED that such Liens relate solely to the assets to be sold, transferred or otherwise disposed;

          (x) any Lien consisting of a lease of personal property of such Person to customers of such Person, if such lease constitutes an Investment permitted under SECTION 7.04(i);

          (xi) Liens deemed to exist in connection with any Permitted Investment, PROVIDED such Liens only apply to the assets constituting such Permitted Investment;

          (xii) Liens on assets of a Borrower or any Subsidiary securing Indebtedness permitted by SECTION 7.01(o), PROVIDED that no such Lien shall apply to any assets constituting Collateral;

          (xiii) Liens on the assets listed on SCHEDULE 7.02(a)(xiii), securing Indebtedness otherwise permitted hereunder; and

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          (xiv)  extensions, renewals or replacements of any Lien referred to above, PROVIDED that such extension, renewal or replacement is limited to the Indebtedness and property originally secured and encumbered thereby.

     (b) Enter into any agreement prohibiting the creation or assumption of any Lien upon properties or assets, whether now owned or hereafter acquired, except any such restriction that exists under (i) this Agreement or the JSC Credit Agreement, (ii) the indentures governing the Senior Notes (or any refinancing thereof pursuant to SECTION 7.01(f)), (iii) with respect to FinSub, the Receivables Program, (iv) agreements governing any Indebtedness of Foreign Subsidiaries permitted hereunder and (v) any documents governing secured Indebtedness permitted hereunder, PROVIDED that such restrictions only relate to the assets securing such Indebtedness.

     SECTION 7.03. SALE/LEASEBACK TRANSACTIONS. Enter into any arrangement, direct or indirect, whereby either Borrower or any of the Subsidiaries shall sell or transfer any property, real or personal, used or useful in its business, hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, PROVIDED that either of the Borrowers and the Subsidiaries may enter into any such arrangement to the extent that the Capital Lease Obligations and Liens associated therewith would be permitted by SECTIONS 7.01(f)(i) and 7.02(a)(v), respectively, and, PROVIDED FURTHER that, if either Borrower or any of the Subsidiaries enter into such an arrangement with respect to any property owned by such Borrower or any Subsidiary more than 120 days prior to such transaction, such arrangement shall be treated as an Asset Sale and shall also be subject to the restrictions of SECTION 7.16.

     SECTION 7.04. INVESTMENTS, LOANS AND ADVANCES. Have outstanding or make any loan or advance to or have or make any Investment in any other Person or suffer to exist any such loan or advance or Investment or any obligation to make such advance or Investment, except as set forth on SCHEDULE 7.04 and except:

          (a)  Permitted Investments;

          (b) loans, advances or other Investments made by (i) either Borrower or any Subsidiary to either Borrower, any wholly owned Canadian Subsidiary, any Guarantor or any wholly owned Domestic Subsidiary (PROVIDED that any Loan Party complies with the requirements of SECTION 7.16) and (ii) any Foreign Subsidiary (other than a Canadian Subsidiary) to any other Foreign Subsidiary;

          (c) loans, advances or other Investments made to or in any Subsidiary (other than a Guarantor, a wholly owned Domestic Subsidiary or a wholly owned Canadian Subsidiary) and Guarantees of obligations of any such Subsidiary in an aggregate amount not to exceed U.S.$100,000,000 outstanding at any time;

          (d) Investments consisting of non-cash consideration received in connection with a sale of assets permitted under SECTION 7.16;

          (e) Investments by either Borrower or any of the Subsidiaries in the capital stock of their respective subsidiaries in existence on the Restatement Date;

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          (f)  Investments consisting of securities or notes received in settlement of accounts receivable incurred in the ordinary course of business from a customer which either Borrower has reasonably determined is unable to make cash payments in accordance with the terms of such account receivable;

          (g) Investments by Stone or any Participating Subsidiary in FinSub, when combined with any Indebtedness outstanding pursuant to
     SECTION 7.01(j), in an aggregate amount at any time outstanding not to exceed (i) prior to the JSC Transaction Date, U.S.$50,000,000. or (ii) on or after the JSC Transaction Date, U.S.$100,000,000;

          (h) prepaid expenses or accounts receivable created or acquired in the ordinary course of business;

          (i) any Investments consisting of (i) any contract pursuant to which either Borrower or any Subsidiary obtains the right to cut, harvest or otherwise acquire timber on property owned by any other Person, whether or not such Borrowers, or the Subsidiary's obligations under such contract are evidenced by a note or other instrument, or (ii) loans or advances to customers of either Borrower or any Subsidiary, including leases of personal property of either Borrower or such Subsidiary to such customers, PROVIDED that the contracts, loans and advances constituting permitted Investments pursuant to this CLAUSE (i) shall not exceed U.S.$10,000,000 at any time outstanding;

          (j) deposits made in the ordinary course of business to secure performance of operating leases;

          (k) loans to officers and employees not to exceed U.S.$5,000,000 at any time outstanding;

          (l) other Investments in an aggregate amount at any time outstanding not to exceed (i) prior to the JSC Transaction Date, U.S.$100,000,000, or
     (ii) on or after the JSC Transaction Date, U.S.$150,000,000;

          (m) (i) intercompany loans evidenced by the Cameo Note and the SCC Hodge Note pursuant to Liability Management Transactions, PROVIDED that such notes are unsecured and otherwise in form and substance satisfactory to the Administrative Agent, and it being agreed that the Cameo Note and SCC Hodge Note will not be required to be pledged as Collateral; and (ii) intercompany loans made by Stone to SCC RMMI and SCC AMMI on a revolving credit basis pursuant to a revolving credit agreement, notes and other documentation in form and substance satisfactory to the Administrative Agent and delivered to the Collateral Agent and pledged by the Borrower as Collateral pursuant to a Pledge Agreement;

          (n) Stone may make additional capital contributions to SCC RMMI and SCC AMMI pursuant to the stockholders' agreements contemplated by the Liability Management Transactions, PROVIDED that such stockholders' agreements are in form and substance satisfactory to the Administrative Agent;

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          (o)  Investments made in any Subsidiary with the proceeds of any
     Investment received from SSCC;

          (p) Investments in JSC and its subsidiaries occurring as a result of the consummation of the JSC Transaction in accordance with the provisions of SECTION 7.05(f);

          (q) on and after the JSC Transaction Date, Investments (as defined in the JSC Credit Agreement) of JSC and its subsidiaries existing on the JSC Reference Date and listed on Schedule 7.04 to the JSC Credit Agreement;

          (r) on and after the JSC Transaction Date, loans, advances or other Investments as permitted by Sections 7.04(e), (k) and (m) (except in respect of the Stone Series E Preferred Payment (as defined in the JSC Credit Agreement)) of the JSC Credit Agreement; and

          (s) Investments permitted under SECTION 7.05(g), Investments constituting Consolidated Capital Expenditures permitted under SECTION 7.13 and the MBI Transaction.

Notwithstanding the foregoing, neither Stone nor SSC Canada shall permit more than 15% of its consolidated revenues or 15% of its consolidated assets for any fiscal year to be generated or held by any Domestic Subsidiaries or Canadian Subsidiaries, respectively, in the aggregate, that are not Loan Parties.

     SECTION 7.05. MERGERS, CONSOLIDATIONS, SALES OF ASSETS AND ACQUISITIONS. Merge into or amalgamate or consolidate with any other Person, or permit any other Person to merge into or amalgamate or consolidate with it, or sell, transfer, assign, lease, sublease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets (when taken as a whole in combination with the other assets and properties of the Borrowers and the Subsidiaries), or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other Person except:

          (a) if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing, (i) any Domestic Subsidiary (other than FinSub) may merge into or consolidate with, liquidate or dissolve into, or sell, transfer, assign, lease, sublease or otherwise dispose of all or substantially all of its assets to, Stone in a transaction in which Stone is the surviving corporation, (ii) any Domestic Subsidiary (other than FinSub) may merge into or consolidate with, liquidate or dissolve into, or sell, transfer, assign, lease, sublease or otherwise dispose of all or substantially all of its assets to, any other wholly owned Domestic Subsidiary in a transaction in which the surviving entity is a wholly owned Domestic Subsidiary, and
     (iii) any Canadian Subsidiary may merge into or consolidate or amalgamate with, liquidate or dissolve into, or sell, transfer, assign, lease, sublease or otherwise dispose of all or substantially all of its assets to, SSC Canada or any other wholly owned Canadian Subsidiary in a transaction in which SSC Canada or any of its Canadian Subsidiaries is the surviving corporation (PROVIDED that SSC Canada shall be the surviving entity if it is a

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     party to such transaction); PROVIDED that, in each case, (x) if any Person other than Stone or SSC Canada, as the case may be, or a wholly owned Domestic Subsidiary or wholly owned Canadian Subsidiary, as the case may be, receives any consideration, such transaction is also permitted by
     SECTION 7.04, and (y) in the event that the surviving entity would become a wholly owned Domestic Subsidiary or a wholly owned Canadian Subsidiary and has not previously become a Guarantor, the surviving entity shall, simultaneously with such merger or consolidation, comply with the requirements of SECTION 6.10(b) to the extent required by such
     SECTION 6.10(b);

          (b) if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing, any wholly owned Foreign Subsidiary may merge into, amalgamate or consolidate with, liquidate or dissolve into, or sell, transfer, assign, lease, sublease or otherwise dispose of all or substantially all of its assets to, any other wholly owned Foreign Subsidiary in a transaction in which the surviving entity is a wholly owned Foreign Subsidiary, PROVIDED that no Person other than a Loan Party or a wholly owned Foreign Subsidiary receives any consideration;

          (c) purchases of inventory, equipment and real property in the ordinary course of business;

          (d) acquisitions constituting Consolidated Capital Expenditures permitted by SECTION 7.13;

          (e) acquisitions, mergers and other transfers constituting Investments permitted by SECTION 7.04, PROVIDED that Stone or SSC Canada, as the case may be, shall be the surviving corporation in any merger or consolidation between it and any other Person and that in any merger or consolidation involving a Subsidiary that is a Loan Party, the surviving entity is a Loan Party;

          (f) Stone may consummate the JSC Transaction so long as (i) on the JSC Transaction Date and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, (ii) the representations and warranties set forth in ARTICLE IV and in the other Loan Documents shall be true and correct in all material respects on and as of the JSC Transaction Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, (iii) after giving PRO FORMA effect thereto, the Credit Facilities shall be rated not less than the ratings assigned by each of S&P and Moody's immediately prior to (but without giving effect to) the JSC Transaction, (iv) the Stone Loans shall rank PARI PASSU with, and shall be Guaranteed and secured equally and ratably by, the same entities Guaranteeing and collateral securing the loans and obligations under the JSC Credit Agreement and, to the extent reasonably necessary or advisable to accomplish the same, the Collateral Agent (on behalf of the Lenders, the Administrative Agents, the Agents and the Facing Agents) shall have entered into one or more intercreditor agreements with the collateral agent or other representative under the JSC Credit Agreement, (v) the surviving Person of such JSC Transaction, if not Stone, shall expressly assume Stone's obligations hereunder and under the other Loan Documents

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     pursuant to one or more written agreements reasonably satisfactory to the
     Agents and Stone, and (vi) if as a result of the JSC Transaction Stone shall become a wholly owned subsidiary of JSC, JSC shall expressly assume and/or Guarantee Stone's obligations hereunder (without effecting a release of Stone from the same) pursuant to one or more written agreements reasonably satisfactory to the Agents. On and after the communication of any JSC Transaction described in CLAUSE (v) or (vi) above, references in this Agreement and the other Loan Documents to Stone and its Subsidiaries shall, unless the context otherwise requires, be deemed to refer to such surviving Person and its subsidiaries (in the case of CLAUSE (v)) or JSC and its subsidiaries (in the case of CLAUSE (vi)); and

          (g) Each Borrower or any Subsidiary may acquire all or substantially all the assets of a person or line of business of such person primarily located in the United States or Canada, or not less than 100% of the equity interests of a person that would become a Loan Party or a wholly owned Subsidiary (in each case referred to herein as the "ACQUIRED ENTITY"); PROVIDED that (i) the Acquired Entity shall be in a similar line of business as that of the Borrowers and the Subsidiaries; (ii) the Acquired Entity shall be subject to the provisions of SECTION 6.10; (iii) at the time of such transaction (A) both before and after giving effect thereto, no Event of Default or Default shall have occurred and be continuing and
     (B) the Borrowers would be in compliance with the covenants set forth in SECTIONS 7.14 and 7.15 as of the most recently completed period of four consecutive fiscal quarters ending prior to such transaction for which the financial statements and certificates required by Section 6.04(a) or 6.04(b) have been delivered, after giving PRO FORMA effect to such transaction as if such transaction had occurred as of the first day of such period; (iv) the consideration for any such acquisition shall not exceed the Carton/Pontiac Proceeds Amount at the time of such transaction. All PRO FORMA calculations required to be made pursuant to this SECTION 7.05(g) shall (x) include only those adjustments that would be permitted or required by Regulation S-X under the Securities Act of 1933, as amended, and (y) be certified to by a Financial Officer as having been prepared in good faith based upon reasonable assumptions.

     SECTION 7.06. RESTRICTED PAYMENTS. (a) Declare or make, directly or indirectly, any Restricted Payment or set aside any amount for any such purpose.

     (b) Notwithstanding the provisions of SECTION 7.06(a), either Borrower or any Subsidiary may make Restricted Payments, PROVIDED that (i) such Restricted Payment is in compliance with applicable law, (ii) at the time of such payment and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, (iii) except with respect to Restricted Payments made pursuant to CLAUSE (iv) below, the aggregate amount of such Restricted Payment, together with the aggregate amount of all other Restricted Payments paid by the Borrowers and the Subsidiaries in the fiscal year in which the Restricted Payment is proposed to be paid, shall not exceed the least of (A) 25% of Consolidated Net Income for the fiscal year preceding the year in which the Restricted Payment is proposed to be paid, (B) the Borrower's Portion of Excess Cash Flow for the fiscal year preceding the year in which the Restricted Payment is proposed to be paid and (C) (x) prior to the JSC Transaction Date, U.S.$25,000,000, or (y) on and after the JSC Transaction Date, U.S.$50,000,000, and (iv) Restricted Payments may be made directly or indirectly to SSCC in aggregate amount not to

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exceed U.S.$5,000,000 in any fiscal year, to the extent necessary to pay general corporate, legal, administrative and overhead expenses incurred by SSCC in the ordinary course of business; PROVIDED, HOWEVER, that, after the JSC Transaction Date, Stone may also make Restricted Payments to the extent permitted by
SECTION 7.06(b)(vi), 7.06(c), 7.06(e), and 7.06(f) of the JSC Credit Agreement as in effect on the Restatement Date.

     SECTION 7.07. TRANSACTIONS WITH STOCKHOLDERS AND AFFILIATES. Except to the extent specifically permitted by the terms of this Agreement, directly or indirectly enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity securities of such Person or with any Affiliate of such Person or of any such holder, on terms that are less favorable to such Person than those that could be obtained at the time from Persons that are not such a holder or Affiliate, PROVIDED that the foregoing restriction shall not apply to (a) any transaction between or among the Loan Parties or any transaction between or among Foreign Subsidiaries, (b) any transaction or series of transactions between or among either Borrower and/or any Subsidiary on a basis that is not systematically disadvantageous to either Borrower or any other Loan Party, (c) customary fees paid to members of the Board of Directors of either Borrower or any of the Subsidiaries, (d) customary compensation (including salaries and bonuses) paid to officers and employees of either Borrower or any Subsidiary, (e) management and financial services provided by Stone to the Subsidiaries and other entities in which Stone has Investments to the extent that such services are provided by Stone in the ordinary course of its business and senior management of Stone has determined that the providing of such services is in the best interests of Stone, (f) the transactions contemplated by the Receivables Program Documents, (g) the MBI Transaction, (h) the JSC Transaction and (i) any payments made pursuant to the Tax Sharing Agreement so long as the amounts payable thereunder by Stone and its Subsidiaries shall not exceed the amount that Stone and its Subsidiaries would be required to pay in respect of Federal, state, provincial and local taxes were they to pay such taxes as stand-alone taxpayers.

     SECTION 7.08. BUSINESS. Engage at any time in any business or business activity other than the business conducted by the Borrowers and the Subsidiaries on the Restatement Date and business activities reasonably related thereto.

     SECTION 7.09. LIMITATIONS ON DEBT PREPAYMENTS. (a) Optionally prepay, repurchase or redeem or otherwise defease or segregate funds (collectively, "REPAY") with respect to any Indebtedness for borrowed money of any Borrower or any of the Subsidiaries; PROVIDED, HOWEVER, that the Borrowers and any Subsidiary shall be permitted (i) to make any payment permitted or required pursuant to any Loan Document and, on and after the JSC Transaction Date, pursuant to the JSC Credit Agreement or any Loan Document (as defined in the JSC Credit Agreement), (ii) so long as no Default or Event of Default shall have occurred and be continuing, to repay any intercompany Indebtedness permitted pursuant to SECTION 7.01, any Capital Lease Obligations, any unsubordinated Indebtedness incurred pursuant to SECTION 7.01(o), any Indebtedness incurred pursuant to SECTION 7.01(p), and the Senior Notes due 2006 at or below par, or above par with the Net Cash Proceeds of the Europa Carton Sale or the Pontiac Sale, (iii) to refinance or replace any Indebtedness as otherwise permitted hereunder or, on or after the JSC Transaction Date, under the JSC Credit Agreement and (iv) to repurchase the Senior Notes due 2006 that may accept Stone's offer to repurchase made pursuant to Section 1013 of the Senior

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Notes due 2006 Indenture, PROVIDED that at the time such offer is made, there shall be at least U.S.$400,000,000 in the aggregate of unused Revolving Credit Commitments, Revolving (Supplemental) Credit Commitments and Revolving (Canadian) Credit Commitments.

     (b) Permit any amendment, waiver or modification to the terms of the indentures or agreements governing the Senior Notes (or any refinancing thereof pursuant to SECTION 7.01(e)) if the effect of such amendment, waiver or modification is to impose additional or increased scheduled or mandatory repayment, retirement, repurchase or redemption obligations in respect of such Indebtedness or to require any scheduled or mandatory payment to be made in respect of such Indebtedness prior to the date that such payment would otherwise be due.

     (c) Make any offer to purchase, or redeem or purchase, any Indebtedness created pursuant to or evidenced by the Specified Senior Indentures pursuant to a "Deficiency Offer" made in accordance with ARTICLE XI (or any other similar Article or provision) of such indenture.

     SECTION 7.10. AMENDMENT OF CERTAIN DOCUMENTS. (a) Amend, modify, cancel or grant any waiver with respect to any indenture, note or any other instrument evidencing Indebtedness of either Borrower or any Subsidiary in an aggregate principal amount in excess of U.S.$100,000,000 or issue any securities in exchange for such Indebtedness if such amendment, modification, cancelation, grant or issuance has the effect of (i) increasing the amounts due in respect of any such indenture, note or other instrument or any interest rate thereunder, unless any such increase in amount would be permitted under SECTION 7.01, (ii) subjecting any property of either Borrower or any Subsidiary to any Lien other than Liens permitted under SECTION 7.02, (iii) shortening the maturity or weighted average life of any such Indebtedness or (iv) creating or changing any covenant or similar restriction or event of default if such covenant or similar restriction becomes materially more restrictive to either Borrower or any Subsidiary, when taken as a whole, as a result of such amendment, modification, cancelation, grant or issuance.

     (b) Cause or suffer to exist any amendment, restatement, supplement or other modification to the Tax Sharing Agreement or to the certificate of incorporation or by-laws of either Borrower or any Subsidiary without the prior written consent of the Required Lenders, unless such amendment, restatement, supplement or modification is not materially adverse to the interests of the Lenders hereunder or under the other Loan Documents.

     (c) Permit, cause or suffer to exist any direct or indirect amendment, restatement, supplement, waiver or other modification to any of the Receivables Program Documents unless such amendment, restatement, supplement, waiver or modification is not materially adverse, when taken as a whole, to the interests of the Lenders under the Loan Documents, PROVIDED that (i) Stone may amend, refinance or replace such Receivables Program so long as the new Receivables Program Documents are not materially more restrictive, taken as a whole, on Stone, any Subsidiary or FinSub than the Receivables Program Documents being refinanced or replaced (it being agreed that any such change may extend the maturity to a date prior to the Term Loan Maturity Date), (ii) such new Receivables Program shall continue to be non-recourse to Stone and the Subsidiaries and (iii) any Liens on the assets of Stone and the Subsidiaries pursuant to the new Receivables Program are limited to the accounts receivable and any returned inventory and intangible assets related to such accounts.

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     SECTION 7.11.  LIMITATION ON DISPOSITIONS OF STOCK OF SUBSIDIARIES.
Directly or indirectly sell, assign, pledge or otherwise encumber or dispose of, or permit any of the Subsidiaries to issue to any other Person (other than, in the case of a Loan Party, to any other Loan Party, and in the case of a Subsidiary that is not a Loan Party, to Stone or to any wholly owned Subsidiary), any shares of capital stock or other equity securities of (or warrants, rights or options to acquire shares or other equity securities of) any of the Subsidiaries, except (i) pledges pursuant to any Loan Document or, on or after the JSC Transaction Date, any Loan Document (as defined in the JSC Credit Agreement) and (ii) issuance to qualified directors if and to the extent required by applicable law, PROVIDED that nothing in this SECTION 7.11 shall prohibit any disposition permitted by SECTIONS 7.05 and 7.16 if such sale is structured as the sale of stock or other equity interests.

     SECTION 7.12. RESTRICTIONS ON ABILITY OF SUBSIDIARIES TO PAY DIVIDENDS. Permit any Subsidiary to, directly or indirectly, voluntarily create or otherwise voluntarily cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or
(b) make or repay loans or advances to any Loan Party except for encumbrances or restrictions under (i) this Agreement and the other Loan Documents, the JSC Credit Agreement and the Loan Documents (as defined in the JSC Credit Agreement), (ii) the indentures governing the Senior Notes (or any refinancing thereof pursuant to SECTION 7.01(e)), (iii) with respect to FinSub, the Receivables Program Documents, (iv) any agreements identified on SCHEDULE 7.12 and (v) on and after the JSC Transaction Date, any encumbrance or restriction permitted under Section 7.12 of the JSC Credit Agreement as in effect on the Restatement Date.

     SECTION 7.13. CAPITAL EXPENDITURES. (a) Prior to the JSC Transaction Date, incur Consolidated Capital Expenditures in any fiscal year in an aggregate amount in excess of U.S.$275,000,000; PROVIDED, HOWEVER, that such amount in respect of any fiscal year shall be increased by the sum of (i) an amount equal to the Borrower's Portion of Excess Cash Flow and (ii) the amount (if greater than zero) equal to (x) U.S.$275,000,000 MINUS (y) the amount of Consolidated Capital Expenditures actually made in the immediately preceding fiscal year; PROVIDED, HOWEVER, that amounts so available under this sentence in any fiscal year or years that are not so expended, up to a maximum of U.S.$75,000,000 on a cumulative basis, shall be available for any subsequent fiscal year and the amount of Consolidated Capital Expenditures made in any fiscal year shall first be applied against the U.S.$275,000,000 amount permitted for such year and thereafter applied to the amount available from prior years.

     (b) After the JSC Transaction Date, incur Consolidated Capital Expenditures in any fiscal year in an aggregate amount in excess of U.S.$400,000,000; PROVIDED, HOWEVER, that such amount in respect of any fiscal year shall be increased by the sum of (i) an amount equal to the Borrower's Portion of Excess Cash Flow and (ii) the amount (if greater than zero) equal to
(x) U.S.$400,000,000 MINUS (y) the amount of Consolidated Capital Expenditures actually made in the immediately preceding fiscal year; PROVIDED, HOWEVER, that amounts so available under this sentence in any fiscal year or years that are not so expended, up to a maximum of U.S.$100,000,000 on a cumulative basis, shall be available for any subsequent fiscal year and the amount of Consolidated Capital Expenditures made in any fiscal year shall first be applied against the U.S.$400,000,000 amount permitted for such year and thereafter applied to the amount available from prior years.

     (c) Notwithstanding the foregoing limitations on Consolidated Capital Expenditures, the Borrowers and the Subsidiaries may make Cluster Expenditures.

     SECTION 7.14. CONSOLIDATED EBITDA. (a) Prior to the JSC Transaction, permit Consolidated EBITDA for any four fiscal quarter period ending on a date set forth below to be less than the amount set forth opposite such date:

                         DATE                                  AMOUNT
          ----------------------------------------------------------------
          June 30, 2002                                   U.S.$450,000,000
          ----------------------------------------------------------------
          September 30, 2002                              U.S.$450,000,000
          ----------------------------------------------------------------
          December 31, 2002                               U.S.$450,000,000
          ----------------------------------------------------------------
          March 31, 2003                                  U.S.$475,000,000
          ----------------------------------------------------------------
          June 30, 2003                                   U.S.$475,000,000
          ----------------------------------------------------------------
          September 30, 2003                              U.S.$500,000,000
          ----------------------------------------------------------------
          December 31, 2003                               U.S.$500,000,000
          ----------------------------------------------------------------
          March 31, 2004                                  U.S.$525,000,000
          June 30, 2004                                   U.S.$525,000,000
          September 30, 2004 and thereafter               U.S.$550,000,000
          ----------------------------------------------------------------


PROVIDED, HOWEVER, that, for purposes of determining compliance with this PARAGRAPH (a), the minimum amount of Consolidated EBITDA shall be decreased by U.S.$15,000,000 for all dates set forth above occurring after the consummation of the MBI Transaction.

     (b) Following the JSC Transaction, permit Consolidated EBITDA for any four fiscal quarter period ending on a date set forth below to be less than the amount opposite such date:

                                DATE                           AMOUNT
          ----------------------------------------------------------------
          June 30, 2002                                   U.S.$725,000,000
          ----------------------------------------------------------------
          September 30, 2002                              U.S.$725,000,000
          ----------------------------------------------------------------
          December 31, 2002                               U.S.$725,000,000
          ----------------------------------------------------------------
          March 31, 2003                                  U.S.$750,000,000
          ----------------------------------------------------------------
          June 30, 2003                                   U.S.$750,000,000
          ----------------------------------------------------------------
          September 30, 2003                              U.S.$775,000,000
          ----------------------------------------------------------------
          December 31, 2003                               U.S.$775,000,000
          ----------------------------------------------------------------
          March 31, 2004                                  U.S.$800,000,000
          June 30, 2004                                   U.S.$800,000,000
          September 30, 2004 and thereafter               U.S.$850,000,000
          ----------------------------------------------------------------

PROVIDED, HOWEVER, that, for purposes of determining compliance with this PARAGRAPH (b), the minimum amount of Consolidated EBITDA shall be decreased by U.S.$15,000,000 for all dates set forth above occurring after the consummation of the MBI Transaction.

     SECTION 7.15. INTEREST COVERAGE RATIO. (a) Prior to the JSC Transaction, permit the ratio of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense for any four fiscal quarter period to be less than 1.50 to 1.00.

     (b) Following the JSC Transaction, permit the ratio of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense for any four fiscal quarter period ending on a date set forth below to be less than the ratio set forth opposite such date:

                        DATE                                  RATIO
          ----------------------------------------------------------------
          June 30, 2002                                   1.50 to 1.00
          ----------------------------------------------------------------
          September 30, 2002                              1.50 to 1.00
          ----------------------------------------------------------------
          December 31, 2002                               1.50 to 1.00
          ----------------------------------------------------------------
          March 31, 2003                                  1.50 to 1.00
          ----------------------------------------------------------------
          June 30, 2003                                   1.50 to 1.00
          ----------------------------------------------------------------
          September 30, 2003                              1.50 to 1.00
          ----------------------------------------------------------------
          December 31, 2003                               1.50 to 1.00
          ----------------------------------------------------------------
          March 31, 2004 and thereafter                   1.75 to 1.00
          ----------------------------------------------------------------


     SECTION 7.16. DISPOSITION OF COLLATERAL AND OTHER ASSETS. (a) Except for the sale of Program Receivables as permitted by SECTION 7.10(c) and by the Receivables Program Documents and any disposition permitted by PARAGRAPH (b) below, sell, lease, assign, transfer or otherwise dispose of any asset or assets, in a single transaction or a series of related transactions having a fair market value in excess of U.S.$10,000,000, unless (i) fair market value is received for such asset (such fair market value to be determined by the Board of Directors of the applicable Borrower or any applicable Subsidiary in the exercise of its reasonable judgment in the case of any asset or assets with a fair market value in excess of U.S.$50,000,000), (ii) except for the Europa Carton Sale, if the fair market value of such asset or assets is in excess of U.S.$50,000,000, at least 75% of the consideration received by the Borrowers and the Subsidiaries for such asset or assets shall be in cash, cash equivalents and readily marketable securities and (iii) except for the Europa Carton Sale, any non-cash consideration shall consist of debt obligations of the purchaser, PROVIDED that the foregoing shall not restrict either the Borrower or any Subsidiary from receiving debt obligations of the purchaser in an aggregate principal amount not in excess of U.S.$50,000,000 in connection with any single transaction or series of related transactions.

     (b) No Borrower shall transfer any of its assets to any Subsidiary and none of the Subsidiaries shall transfer any of its assets to any other Subsidiary unless (i) in the case of any asset or assets constituting Collateral, such asset or assets is transferred to a Loan Party and the Collateral Agent is satisfied that the Liens created under the Security Documents on such asset or assets shall continue in full force and effect, or
(ii) in the case of any asset or assets not constituting Collateral, such transfer is permitted as an Investment under SECTION 7.04.

     SECTION 7.17. FISCAL YEAR. Cause its fiscal year to end on a date other than December 31.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

     In case of the happening of any of the following events (each, an "EVENT OF DEFAULT"):

          (a) any representation or warranty made or deemed made in any Loan Document, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

          (b) default shall be made in the payment of any principal of any Loan or Swingline Loan or LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

          (c) default shall be made in the payment of any interest on any Loan or Swingline Loan or any Fee or any other amount (other than an amount referred to in PARAGRAPH (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days;

          (d) default shall be made in the due observance or performance by either Borrower of any covenant, condition or agreement contained in
     SECTION 6.01, 6.05(a), 6.08 or in ARTICLE VII;

          (e) default shall be made in the due observance or performance by any Loan Party or any of their respective Subsidiaries of any covenant, condition or agreement contained in any Loan Document (other than those defaults specified in PARAGRAPH (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after written notice thereof from the Administrative Agent or any Lender to the Borrowers;

          (f) either Borrower or any Subsidiary shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in a principal amount in excess of (x) prior to the JSC Transaction Date, U.S.$10,000,000, or (y) on or after the JSC Transaction Date, U.S.$20,000,000, when and as the same shall become due and payable (after giving effect to any applicable grace period), or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness (after giving effect to any applicable grace period), if the effect of any failure referred to in this CLAUSE (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf to cause, such Indebtedness to become due prior to its stated maturity;

          (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of either Borrower or any Material Subsidiary, or of a substantial part of the property or assets of any such Person, under any Insolvency Law, (ii) the appointment of a receiver, interim receiver, receiver and manager, trustee, custodian, sequestrator, conservator or similar official for any such Person or for a substantial part of the property or assets of any such Person or (iii) the winding-up or liquidation of any such Person; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (h) either Borrower or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under any Insolvency Law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in PARAGRAPH (g) above, (iii) apply for or consent to the appointment of a receiver, interim receiver, receiver and manager, trustee, custodian, sequestrator, conservator or similar official for any such Person or for a substantial part of the property or assets of any such Person, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

          (i) one or more judgments for the payment of money, individually or in the aggregate, in an amount in excess of (i) prior to the JSC Transaction Date, U.S.$10,000,000, or (ii) on or after the JSC Transaction Date, U.S.$20,000,000, in any one case, or (x) prior to the JSC Transaction Date, U.S.$15,000,000, or (y) on or after the JSC Transaction Date, U.S.$25,000,000, in the aggregate in all such cases (in each case to the extent not adequately covered by insurance proceeds as to which the insurance company has acknowledged coverage pursuant to a writing reasonably satisfactory to the Administrative Agent) shall be rendered against either Borrower or any of the Subsidiaries or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, vacated, discharged or satisfied or any action shall be legally taken by a judgment creditor to levy upon assets or properties of either Borrower or any Subsidiary to enforce any such judgment;

          (j) a Reportable Event or Reportable Events, or a failure to make a required installment or other payment (within the meaning of Section 412(n)(l) of the Code), shall have occurred with respect to any Plan or Plans that reasonably could be expected to result in liability of either Borrower or any of the Subsidiaries to the PBGC or to a Plan in an aggregate amount exceeding U.S.$25,000,000 and, within 30 days after the reporting of any such Reportable Event to the Administrative Agent pursuant to SECTION 6.06(i) or after the receipt by the Administrative Agent of the statement required pursuant to SECTION 6.06(iii), any Agent or the Administrative Agent shall have notified either Borrower in writing that
     (i) the Required Lenders have reasonably determined that, on the basis of such Reportable Event or Reportable Events or the failure to make a required payment, there are reasonable grounds (A) for the termination of such Plan or Plans by the PBGC, (B) for the appointment by the appropriate United States District Court of a trustee to administer such Plan or Plans or (C) for the imposition of a lien in favor of a Plan and (ii) as a result thereof an Event of Default exists hereunder; or a trustee shall be appointed by a United States District Court to administer any such Plan or Plans; or the PBGC shall institute proceedings to terminate any Plan or Plans;

          (k) (i) either Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan, (ii) such Borrower or such ERISA Affiliate does not have reasonable grounds for contesting such Withdrawal Liability or is not in fact contesting such Withdrawal Liability in a timely and appropriate manner and (iii) the amount of the Withdrawal Liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date or dates of such notification), exceeds U.S.$25,000,000;

          (l) either Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if solely as a result of such reorganization or termination the aggregate contributions of such Borrower and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or have been or are being terminated have been or will be increased over the amounts required to be contributed to such Multiemployer Plans for their most recently completed plan years by an amount exceeding U.S.$25,000,000;

          (m) there shall have occurred a Change in Control or either Borrower or any Subsidiary shall make any mandatory prepayment, repurchase or redemption or make any offer to make any such mandatory prepayment, repurchase or redemption of any Indebtedness governed by any Specified Senior Indebtedness on account of any "Change of Control" (as such term is defined in any such Specified Senior Indenture) or any other event relating to change of control of either Borrower, except for a Change of Control offer relating to the Senior Notes due 2006 as permitted by SECTION 7.09;

          (n) any security interest or hypothec purported to be created by any Security Document shall cease to be, or shall be asserted by either Borrower or any Subsidiary not to be, a valid, perfected (or, in the case of the Province of Quebec, published), first priority (or, in the case of the Province of Quebec, first-ranking) (except as otherwise expressly provided in this Agreement or such Security Document) security interest or hypothec in Collateral with a fair market value or book value (whichever is greater) in excess, individually or in the aggregate, of U.S.$75,000,000, except to the extent that any such loss of perfection, priority or rank results from the failure of the Collateral Agent to maintain possession of certificates representing securities pledged under the Pledge Agreements or otherwise take any action within its control (including the filing of Uniform Commercial Code continuation statements or similar filings or registrations under the applicable laws of any other jurisdiction);

          (o) any Loan Document shall not be for any reason, or shall be asserted by the Loan Party (except as otherwise expressly provided in this Agreement or such Loan Document) not to be, in full force and effect and enforceable in all material respects in accordance with its terms;

          (p) the Obligations and the Guarantees thereof pursuant to any Guarantee Agreement shall cease to constitute, or shall be asserted by any Loan Party (except as otherwise expressly provided in this Agreement or such Loan Document) not to constitute, senior indebtedness under the subordination provisions of any subordinated Indebtedness, or any such subordination provisions shall be invalidated or otherwise cease to be a legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms; or

          (q)  an Event of Failure under SECTION 2.13(b) has occurred;

then, and in every such event (other than an event with respect to either Borrower described in PARAGRAPH (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent may and, at the request of the Required Lenders, shall, by notice to the Borrowers, take any of or all the following actions, at the same or different times: (i) terminate forthwith the Commitments, (ii) declare the Loans and the Swingline Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans and the Swingline Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Loan Parties accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by each Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding and (iii) exercise any remedies available under any Loan Document or otherwise; and in any event with respect to either Borrower described in PARAGRAPH (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans and the Swingline Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Loan Parties accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by each Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.

                                   ARTICLE IX

    THE AGENTS, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE FACING
                                      AGENT

     In order to expedite the transactions contemplated by this Agreement, (a) each of JPMCB and DB is hereby appointed to act as Agent on behalf of the Facing Agents, the Swingline Lender and the Lenders, (b) DB is hereby appointed to act as Administrative Agent and Collateral Agent for the Facing Agents, the Swingline Lender and the Lenders, and (c) DB Canada is hereby appointed to act as Canadian Administrative Agent for the Revolving (Canadian) Facility Facing Agent and Revolving (Canadian) Lenders (the Agents, the Administrative Agent, the Collateral Agent and the Canadian Administrative Agent for purposes of this
ARTICLE IX are collectively referred to as the "AGENTS"). Each of the Lenders, the Facing Agents and the Swingline Lender hereby irrevocably authorizes each Agent to take such actions on its behalf and to exercise such powers as are specifically delegated to such Agent by the terms and provisions hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. Each of the Agents is expressly authorized by the Lenders, the Facing Agents and the Swingline Lender, without limiting any implied authority, to receive all Loan Documents on the Restatement Date. The Administrative Agent is expressly authorized by the Lenders, the Facing Agents and the Swingline Lender, without limiting any implied authority, (a) to receive on behalf of the Lenders, the Facing Agents and the Swingline Lender all payments of principal of and interest on the Loans and the Swingline Loans, all payments in respect of LC Disbursements and all other amounts due to the Lenders, the Facing Agents and the Swingline Lender hereunder, and promptly to distribute to each Lender, each Facing Agent and the Swingline Lender its proper share of each payment so received, (b) to give notice on behalf of each of the Lenders to the Borrowers of any Event of Default specified in this

Agreement of which the Administrative Agent has actual knowledge acquired in connection with its agency hereunder and (c) to distribute to each Lender, each Facing Agent and the Swingline Lender copies of all notices, financial statements and other materials delivered by the Loan Parties pursuant to this Agreement as received by the Administrative Agent (including notices of an occurrence of any Event of Default). The Collateral Agent is expressly authorized to execute any and all documents (including releases and the intercreditor agreements referred to in SECTION 7.05(f)) with respect to the Collateral and the Program Receivables and the rights of the Lenders with respect thereto and to act as Collateral Agent on behalf of the Lenders, in each case as contemplated by and in accordance with the terms and provisions of this Agreement and the Security Documents.

     For greater certainty and without limiting the powers of the Collateral Agent herein and for purposes of constituting security on any of the Collateral, present or future, of any of SSC Canada or any other Canadian Subsidiary located or deemed to be located in the Province of Quebec, as security for the due payment of the Bonds (other than the SSC Canada New Bonds), it is hereby acknowledged and agreed that the holding by the Trustee, for the purposes of holding any security granted by any of SSC Canada or any other Canadian Subsidiaries pursuant to the laws of the Province of Quebec, of an irrevocable power of attorney for all present and future Bondholders (other than the holders of SSC Canada New Bonds), as set out in those certain letter agreements executed on May 22, 2000 and December 20, 2001 respectively by the Collateral Agent in favor of the Trustee and in the second paragraph of Article IX of the Existing SSC Canada Credit Agreement, is hereby approved, ratified and confirmed by each of SSC Canada and the Canadian Subsidiaries, the Collateral Agent (including, without limitation, in its capacity as Bondholder (other than as the holder of SSC Canada New Bonds)), the Tranche C Lenders, the Revolving (Canadian) Lenders, the Canadian Administrative Agent, the Agents and the applicable Facing Agent, the whole notwithstanding the replacement of the SSC Canada Existing Credit Agreement by this Agreement. Furthermore, for the purposes of constituting security on any of the Collateral, present or future, of SSC Canada located or deemed to be located in the Province of Quebec, as security for the due payment of the SSC Canada New Bonds, it is hereby agreed and acknowledged that the Trustee is, for the purposes of holding any security granted by SSC Canada pursuant to the laws of the Province of Quebec, appointed the holder of an irrevocable power of attorney for all present and future holders of SSC Canada New Bonds by SSC Canada, the other Canadian Subsidiaries, the Collateral Agent (including, without limitation, in its capacity as holder of SSC Canada New Bonds), the Tranche C Lenders, the Revolving (Canadian) Lenders, the Canadian Administrative Agent, the Agents and the applicable Facing Agent. By the execution of any Assignment and Acceptance or by its appointment, as the case may be, any future Tranche C Lender, Revolving (Canadian) Lender, Canadian Administrative Agent, Collateral Agent, Agent and applicable Facing Agent shall be deemed to ratify the powers of attorney approved, ratified, confirmed and granted to the Trustee hereunder. Furthermore, the Collateral Agent hereby agrees to act in the capacity of the collateral agent and depositary of the Bonds for the benefit of all present and future Tranche C Lenders, Revolving (Canadian) Lenders, Canadian Administrative Agent, Agents and applicable Facing Agent. Any future Tranche C Lenders, Revolving (Canadian) Lenders, Canadian Administrative Agent, Agents and applicable Facing Agent shall be deemed to reconfirm the above mandate of the Collateral Agent. SSC Canada and the other Canadian Subsidiaries, the Agents, the Facing Agent, the Collateral Agent, the Canadian Administrative Agent, the Tranche C Lenders and the Revolving (Canadian) Lenders agree that (a) notwithstanding the provisions of Section 32 of the Act Respecting Special Powers of Legal Persons (Quebec), the Trustee may acquire any title or indebtedness secured by the Hypothecs, and that (b) the Bonds constitute "titles of indebtedness" within the meaning of such term in Article 2692 of the Civil Code of Quebec.

     None of the Agents or the Facing Agents or any of their respective directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its, his or her own gross negligence or wilful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Loan Parties of any of the terms, conditions, covenants or agreements contained in any Loan Document. None of the Agents shall be responsible to the Lenders, the Facing Agents or the Swingline Lender for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement, any other Loan Document or any other instruments or agreements. Each Agent shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders (and the Facing Agents, with respect to Letters of Credit) and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders, the Facing Agents and the Swingline Lender. Each Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by them in good faith to be genuine and correct and to have been signed or sent by the proper Person or Persons. None of the Agents or the Facing Agents or any of their respective directors, officers, employees or agents shall have any responsibility to the Loan Parties on account of the failure of or delay in performance or breach by any Lender (or, in the case of the Agents, by the Facing Agents or the Swingline Lender) of any of its obligations hereunder or to any Lender (or, in the case of the Agents, the Facing Agents or the Swingline Lender) on account of he failure of or delay in performance or breach by any other Lender (or, in the case of the Agents, the Facing Agents or the Swingline Lender) or the Loan Parties or any Guarantor of any of their respective obligations hereunder or under any other Loan Document or in connection herewith or therewith. Each Agent and the Facing Agents may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by any of them with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by any of them in accordance with the advice of such counsel.

     The Lenders, and the Facing Agents and the Swingline Lender hereby acknowledge that none of the Agents or the Facing Agents shall be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders.

     Subject to the appointment and acceptance of a successor Agent as provided below, any Agent may resign at any time by notifying the other Agents, the Lenders, the Facing Agents, the Swingline Lender and the Borrowers. Upon any such resignation, the Required Lenders (or, in the case of the resignation of the Canadian Administrative Agent, a majority in interest of the Revolving (Canadian) Lenders) shall have the right to appoint a Lender as the successor. If no successor shall have been so appointed by the Required Lenders or the Revolving (Canadian) Lenders, as the case may be, and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the

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Lenders, the Swingline Lender and the Facing Agents, appoint a successor Agent, which shall be a bank with an office in New York, New York (or, in the case of the Canadian Administrative Agent, Toronto, Ontario), having a combined capital and surplus of at least U.S.$500,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder. After any Agent's resignation hereunder, the provisions of this ARTICLE IX and SECTION 11.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent; PROVIDED that any successor Canadian Administrative Agent shall not be a non-resident of Canada or shall be deemed to be resident in Canada for the purposes of Part XIII of the ITA.

     With respect to the Loans made by it hereunder, each Agent and each Facing Agent, in its individual capacity and not as Agent or a Facing Agent, as the case may be, shall have the same rights and powers as any other Lender and may exercise the same as though it were not an Agent or a Facing Agent, as the case may be, and each Agent and its Affiliates and each Facing Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Loan Parties or any of their respective Subsidiaries or other Affiliates as if it were not an Agent or a Facing Agent, as the case may be.

     Each Lender agrees (a) to reimburse each Agent and each Facing Agent, on demand, in the amount of such Lender's pro rata share (based on its Commitments hereunder (PROVIDED that (x) in the case of the Tranche B Loans or Tranche C Loans or (y) in the event that such Commitments shall have expired or been terminated, such pro rata share shall be based on the respective principal amounts of the outstanding Loans)) of any expenses incurred for the benefit of the Lenders by such Agent or such Facing Agent, including fees, disbursements and other charges of counsel and compensation of agents paid for services rendered on behalf of the Lenders, that shall not have been reimbursed by the Loan Parties and (b) to indemnify and hold harmless each Agent and each Facing Agent and any of their respective directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against it in its capacity as an Agent or a Facing Agent, as the case may be, or any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by the Loan Parties; PROVIDED, HOWEVER, that (i) no Lender shall be liable to any Agent or any Facing Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of such Agent or such Facing Agent, as the case may be, or any of their respective directors, officers, employees or agents and (ii) each Lender that does not have a Revolving Credit Commitment or Revolving (Canadian) Credit Commitment (other than through the expiration or termination thereof) shall be under no obligation to reimburse or indemnify a Facing Agent under CLAUSES (a) and (b) above.

     Each Lender acknowledges that it has, independently and without reliance upon any Agent, any other Lender, any Facing Agent or the Swingline Lender and based on such

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documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent, any other Lender, any Facing Agent or the Swingline Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

     Each Agent, each Administrative Agent and the Collateral Agent agrees to act as a contractual representative upon the express conditions contained in this ARTICLE IX. Notwithstanding the use of the defined term "Agent", "Administrative Agent ", "Canadian Administrative Agent" or "Collateral Agent " it is expressly understood and agreed that no Agent, no Administrative Agent, no Canadian Administrative Agent nor the Collateral Agent shall have any fiduciary responsibilities to any Lender or any other Agent by reason of this Agreement or any other Loan Document and that each Agent, each Administrative Agent and the Collateral Agent is merely acting as the contractual representative of the Lenders and the other Agents with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, the Agents, the Administrative Agents and the Collateral Agent (a) hereby assume no fiduciary duties to any of the Lenders,
(b) is each a "representative " of the Lenders within the meaning of the term "secured party" as defined in the New York Uniform Commercial Code and (c) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders and the Agents hereby agrees to assert no claim against any Agent, any Administrative Agent or the Collateral Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender and each Agent hereby waives.

                                    ARTICLE X

                         COLLECTION ALLOCATION MECHANISM

     SECTION 10.01. IMPLEMENTATION OF CAM. (a) On the CAM Exchange Date, the Lenders shall automatically and without further act (and without regard to the provisions of SECTION 11.04) be deemed to have exchanged interests in the Credit Facilities such that in lieu of the interest of each Lender in each Credit Facility in which it shall participate as of such date (including such Lender's interest in the Designated Obligations of each Loan Party in respect of each such Credit Facility), such Lender shall hold an interest in every one of the Credit Facilities (including the Designated Obligations of each Loan Party in respect of each such Credit Facility and each LC Reserve Account established pursuant to SECTION 10.02 below), whether or not such Lender shall previously have participated therein, equal to such Lender's CAM Percentage thereof. Each Lender and each Borrower hereby consents and agrees to the CAM Exchange, and each Lender agrees that the CAM Exchange shall be binding upon its successors and assigns and any Person that acquires a participation in its interests in any Credit Facility. Each Borrower agrees from time to time to execute and deliver to the Agents all instruments and documents as the Agents shall reasonably request to evidence and confirm the respective interests of the Lenders after giving effect to the CAM Exchange.

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     (b)  As a result of the CAM Exchange, upon and after the CAM Exchange Date, each payment received by the Administrative Agent or the Collateral Agent pursuant to any Loan Document in respect of the Designated Obligations, and each distribution made by the Collateral Agent pursuant to any Security Document in respect of the Designated Obligations, shall be distributed to the Lenders pro rata in accordance with their respective CAM Percentages. Any direct payment received by a Lender upon or after the CAM Exchange Date, including by way of setoff, in respect of a Designated Obligation shall be paid over to the Administrative Agent for distribution to the Lenders in accordance herewith.

     SECTION 10.02. LETTERS OF CREDIT. (a) In the event that on the CAM
Exchange Date any Letter of Credit shall be outstanding and undrawn in whole or in part, or any amount drawn under a Letter of Credit shall not have been reimbursed by the applicable Borrower or with the proceeds of a Revolving Credit Borrowing or Revolving (Canadian) Credit Borrowing, as the case may be, each Lender having a Revolving Facility LC Exposure or Revolving (Canadian) Facility LC Exposure, as the case may be, with respect to such Letter of Credit shall promptly pay over to the Administrative Agent, in immediately available funds in the same currency as such Letter of Credit, in the case of any undrawn amount, and in U.S. Dollars, in the case of any unreimbursed amount, an amount equal to such Lender's Applicable Percentage of such undrawn face amount or (to the extent it has not already done so) such unreimbursed drawing, as the case may be, together with interest thereon from the CAM Exchange Date to the date on which such amount shall be paid to the Administrative Agent at the rate that would be applicable at the time to an ABR Revolving Loan or Canadian Prime Rate Loan, as the case may be, in a principal amount equal to such amount. The Administrative Agent shall establish a separate account or accounts for each Lender (each, an "LC RESERVE ACCOUNT") for the amounts received with respect to each such Letter of Credit pursuant to the preceding sentence. The Administrative Agent shall deposit in each Lender's LC Reserve Account such Lender's CAM Percentage of the amounts received from the Lenders as provided above. The Administrative Agent shall have sole dominion and control over each LC Reserve Account, and the amounts deposited in each LC Reserve Account shall be held in such LC Reserve Account until withdrawn as provided in paragraph (b),
(c), (d) or (e) below. The Administrative Agent shall maintain records enabling it to determine the amounts paid over to it and deposited in the LC Reserve Accounts in respect of each Letter of Credit and the amounts on deposit in respect of each Letter of Credit attributable to each Lender's CAM Percentage. The amounts held in each Lender's LC Reserve Account shall be held as a reserve against the outstanding Revolving Facility LC Exposure or Revolving (Canadian) Facility LC Exposure, as the case may be, shall be the property of such Lender, shall not constitute Loans to or give rise to any claim of or against any Loan Party and shall not give rise to any obligation on the part of either Borrower to pay interest to such Lender, it being agreed that the reimbursement obligations in respect of Letters of Credit shall arise only at such times as drawings are made thereunder, as provided in ARTICLE III.

     (b) In the event that after the CAM Exchange Date any drawing shall be made in respect of a Letter of Credit, the Administrative Agent shall, at the request of the applicable Facing Agent, withdraw from the LC Reserve Account of each Lender any amounts, up to the amount of such Lender's CAM Percentage of such drawing, deposited in respect of such Letter of Credit and remaining on deposit and deliver such amounts to the applicable Facing Agent in satisfaction of the reimbursement obligations of the Lenders under subsection (d) of
Article III

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(but not of either Borrower under subsection (d) of Article III). In the event any Lender shall default on its obligation to pay over any amount to the Administrative Agent in respect of any Letter of Credit as provided in this
SECTION 10.02, the applicable Facing Agent shall, in the event of a drawing thereunder, have a claim against such Lender to the same extent as if such Lender had defaulted on its obligations under subsection (d) of Article III, but shall have no claim against any other Lender in respect of such defaulted amount, notwithstanding the exchange of interests in the applicable Borrower's reimbursement obligations pursuant SECTION 10.01. Each other Lender shall have a claim against such defaulting Lender for any damages sustained by it as a result of such default, including, in the event such Letter of Credit shall expire undrawn, its CAM Percentage of the defaulted amount.

     (c) In the event that after the CAM Exchange Date any Letter of Credit shall expire undrawn, the Administrative Agent shall withdraw from the LC Reserve Account of each Lender the amount remaining on deposit therein in respect of such Letter of Credit and distribute such amount to such Lender.

     (d) With the prior written approval of the Administrative Agent and the applicable Facing Agent (not to be unreasonably withheld), any Lender may withdraw the amount held in its LC Reserve Account in respect of the undrawn amount of any Letter of Credit. Any Lender making such a withdrawal shall be unconditionally obligated, in the event there shall subsequently be a drawing under such Letter of Credit, to pay over to the Administrative Agent, for the account of the applicable Facing Agent, on demand, its CAM Percentage of such drawing.

     (e) Pending the withdrawal by any Lender of any amounts from its LC Reserve Account as contemplated by the above paragraphs, the Administrative Agent will, at the direction of such Lender and subject to such rules as the Administrative Agent may prescribe for the avoidance of inconvenience, invest such amounts in Permitted Investments. Each Lender which has not withdrawn its CAM Percentage of amounts in its LC Reserve Account as provided in paragraph
(d) above shall have the right, at intervals reasonably specified by the Administrative Agent, to withdraw the earnings on investments so made by the Administrative Agent with amounts in its LC Reserve Account and to retain such earnings for its own account.

     SECTION 10.03. CONVERSION. In the event the CAM Exchange Date shall occur, Obligations owed by the Loan Parties denominated in any currency other than U.S. Dollars (other than, for the avoidance of doubt, obligations in respect of undrawn Letters of Credit denominated in Canadian Dollars) shall, automatically and with no further act required, be converted to obligations of the same Loan Parties denominated in U.S. Dollars. Such conversion shall be effected based upon the Exchange Rates in effect with respect to the relevant currencies on the CAM Exchange Date. On and after any such conversion, all amounts accruing and owed to any Lender in respect of its Obligations shall accrue and be payable in U.S. Dollars at the rates otherwise applicable hereunder (and, in the case of interest on Loans, at the default rate applicable to ABR Loans hereunder). Notwithstanding the foregoing provisions of this SECTION 10.03, any Lender may, by notice to the Borrowers and the Administrative Agent prior to the CAM Exchange Date, elect not to have the provisions of this SECTION 10.03 apply with respect to all Obligations owed to such Lender immediately following the CAM Exchange Date, and, if

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such notice is given, all Obligations owed to such Lender immediately following the CAM Exchange Date shall remain designated in their original currencies.

                                   ARTICLE XI

                                  MISCELLANEOUS

     SECTION 11.01. NOTICES. Except as otherwise expressly permitted herein, notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy, as follows:

          (a)  if to Stone or SSC Canada, to it at 8182 Maryland Avenue,
     St. Louis, MO 63105, Attention of Treasurer (Telecopy No. (314) 746-1281);

          (b) if to JPMCB, as Lender or Agent, to it at 270 Park Avenue, New York, NY 10017, Attention of Peter S. Predun (Telecopy No. (212) 270-4724);

          (c) if to DB, as Lender, Agent, Administrative Agent, Collateral Agent, Swingline Lender or Revolving Facility Facing Agent, to it at 90 Hudson Street, 5th Floor, Jersey City, NJ 07302, Attention of Helaine Griffin-Williams (Telecopy No. (201) 593-2308);

          (d) if to DB Canada, as Lender, Canadian Administrative Agent or Revolving (Canadian) Facility Facing Agent, to it at 222 Bay Street, Suite 1100, Toronto, Ontario, Canada M5K 1E7, Attention of Karyn Curran (Telecopy No. (416) 682-8444); and

          (e) if to any other Lender, at its address (or telecopy number) set forth on SCHEDULE 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy, or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this SECTION 11.01 or in accordance with the latest unrevoked direction from such party given in accordance with this
SECTION 11.01. The Administrative Agent shall deliver to the Borrower and JPMCB, as Agent, a copy of each Administrative Questionnaire received by it.

     SECTION 11.02. SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by the Borrowers herein and by the Loan Parties in the certificates or other instruments prepared or delivered in connection with or pursuant to the Existing Credit Agreements, this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders, the Agents, the Administrative Agents, the Collateral Agent, the Facing Agents and the Swingline Lender and shall survive the making by the Lenders of the Loans, the making by the Swingline Lender of the Swingline Loans and the issuance of Letters of Credit by the Facing Agents, regardless of any investigation made by the Lenders, the Facing Agents or the Swingline Lender or on their behalf, and shall continue in full force and effect as

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long as the principal of or any accrued interest on any Loan or Swingline Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not been terminated.

     SECTION 11.03. BINDING EFFECT. This Agreement shall become effective when it shall have been executed by the Borrowers and the Agents and when the Administrative Agent shall have received copies hereof which, when taken together, bear the signatures of the Required Lenders (as defined in the Existing Stone Credit Agreement) and each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the Borrowers, the Agents, the Administrative Agent, the Collateral Agent, the Facing Agents, the Swingline Lender and the Lenders and their respective successors and assigns, except that neither Borrower shall have the right to assign its rights or duties hereunder or any interest herein without the prior consent of all the Lenders, and any attempted assignment by any such Person shall be void (it being understood that a merger of either Borrower into or with any other Person in which the other Person is the surviving entity shall not be considered an assignment of such Borrower's duties hereunder and would instead be subject to the restrictions of SECTION 7.05).

     SECTION 11.04. SUCCESSORS AND ASSIGNS. (a) Subject to SECTION 11.03, whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Borrowers, the Agents, the Administrative Agent, the Collateral Agent, Facing Agents, the Swingline Lender or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

     (b) Each Lender may assign to one or more assignees (treating any fund that invests in bank loans and any other fund that invests in bank loans, each of which are managed by the same investment advisor or by an Affiliate of such investment advisor (an "APPROVED FUND"), as a single assignee), including an Affiliate thereof, all or a portion of its interests, rights and/or obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it); PROVIDED, HOWEVER, that (i) except in the case of an assignment to a Lender, an Affiliate of the assigning Lender or an Approved Fund (unless the interest that is being assigned is a Revolving Credit Commitment, a Revolving (Supplemental) Credit Commitment or a Revolving (Canadian) Credit Commitment, and such Lender, Affiliate or Approved Fund is not then a Revolving Lender, Revolving (Supplemental) Lender or Revolving (Canadian) Lender, respectively), each of the applicable Administrative Agent and, at any time after the earlier of (x) the date upon which the Agents reasonably determine that the primary syndication of the Term Loans (and resultant addition of Lenders pursuant to this SECTION 11.04) has been completed (it being understood that the Agents shall promptly notify Stone upon the occurrence of such date) and (y) 60 days after the Restatement Date, Stone (and, in the case of an assignment of a Lender's Revolving Credit Commitment, the Swingline Lender and the Revolving Facility Facing Agent, or, in the case of a Lender's Revolving (Canadian) Credit Commitment, the Revolving (Canadian) Facility Facing Agent) must give its prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed; PROVIDED that such consent shall be deemed to have been reasonably withheld if the proposed assignee, in respect of a Revolving (Canadian) Credit Commitment only, is a non-resident of Canada or is not deemed to be a resident of Canada for the purposes of Part XIII of the ITA), PROVIDED that the consent of

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Stone shall not be required if a Default or an Event of Default under PARAGRAPH
(b), (c), (g) or (h) of ARTICLE VIII has occurred and is continuing on the date of the Assignment and Acceptance, (ii) upon reasonable request by any Agent, the Administrative Agents shall provide a list of all of the Lenders and a list of the assignments and the parties thereto to such requesting Agent within two Business Days, (iii) except in the case of an assignment to a Lender, an Affiliate of the assigning Lender or an Approved Fund, the amount of the Commitments and Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than U.S.$1,000,000 (or an amount equal to the remaining balance of any of such Lender's Commitments and Loans), and (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, and a processing and recordation fee of U.S.$3,500, PROVIDED FURTHER that, notwithstanding the foregoing, the sale or assignment by any assignor (which acquired an interest in the Commitments and Loans of a Lender in an amount less than U.S.$1,000,000 pursuant to an exception to CLAUSE (iii) of the immediately preceding proviso) to any Person who is not a Lender or an Affiliate of such assignor or an Approved Fund shall be subject to the minimum assignment requirement of U.S.$1,000,000 if all the Affiliates of such Lender have interests in Commitments and Loans in the aggregate of U.S.$1,000,000 or more. Upon acceptance and recording pursuant to SECTION 11.04(e), from and after the effective date specified in each Assignment and Acceptance, (i) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, shall have the rights and obligations of a Lender under this Agreement and (ii) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto, but shall continue to be entitled to the benefits of SECTIONS 2.14, 2.16, 2.20 and 11.05, as well as to any Fees accrued for its account and not yet paid).

     (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:
(i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Commitments, and the outstanding balances of its Loans, in each case without giving effect to assignments thereof that have not become effective, are as set forth in such Assignment and Acceptance; (ii) except as set forth in CLAUSE (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Loan Parties or the performance or observance by the Loan Parties of any of their obligations under this Agreement or under any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of any amendments or consents entered into prior to the date of such Assignment and Acceptance and copies of the most recent financial statements delivered pursuant to SECTION 6.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to

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enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon any Agent, the Administrative Agent, the Collateral Agent, either of the Facing Agents, the Swingline Lender, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes each of the Agents, the Administrative Agent, the Collateral Agent and the Facing Agents to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such Agent, the Administrative Agent, the Collateral Agent and the Facing Agents by the terms hereof, together with such powers as are reasonably incidental thereto; and
(vii) such assignee agrees that it will perform in accordance with their terms all the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

     (d) The Administrative Agent, acting for this purpose as agent of the Borrowers, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive in the absence of manifest error and the Borrowers, the Agents, the Administrative Agent, the Collateral Agent, the Facing Agents, the Swingline Lender and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, any Agent, the Collateral Agent, either Facing Agent, the Swingline Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

     (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, together with an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in PARAGRAPH (b) above and the written consent (to the extent required under PARAGRAPH (b) above), of the Administrative Agent, the Borrowers, the Swingline Lender and the Facing Agent to such assignment, the Administrative Agent shall
(i) accept such Assignment and Acceptance and (ii) record the information contained therein in the Register. No assignment shall be effective unless it has been recorded in the Register as provided in this PARAGRAPH (e).

     (f) Each Lender may, without the consent of either Borrower, the Administrative Agent, either Agent, the Collateral Agent, either Facing Agent or the Swingline Lender, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); PROVIDED, HOWEVER, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in SECTIONS 2.14, 2.16, 2.20 and 11.05 to the same extent as if they were Lenders, PROVIDED that, except as expressly provided in SECTION 2.20(a), the Borrowers shall not be required to reimburse the participating lenders or other entities pursuant to SECTION 2.14, 2.16, 2.20 or 11.05 in an amount in excess of the amount that would have been payable thereunder to such Lender had such Lender not sold such participation,

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and (iv) the Borrowers, the Agents, the Administrative Agent, the Collateral
Agent, the Facing Agents, the Swingline Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Loan Parties under the Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement (PROVIDED that the participating bank or other entity may be provided with the right to approve amendments, modifications or waivers affecting it with respect to (w) any decrease in the Fees payable hereunder with respect to Loans in which the participating bank or other entity has purchased a participation, (x) any change in the amount of principal of, or decrease in the rate at which interest is payable on, the Loans in which the participating bank or other entity has purchased a participation, (y) any extension of the final scheduled maturity of any Loan in which the participating bank or other entity has purchased a participation or (z) any release of a Borrower or any Guarantor (except as expressly contemplated by any Loan Document) or all or substantially all of the Collateral (except as expressly contemplated by any Loan Document)).

     (g) Notwithstanding the limitations set forth in PARAGRAPH (b) above, (i) any Lender may at any time assign all or any portion of its rights under this Agreement to a Federal Reserve Bank without the prior written consent of either Borrower, either Agent, the Collateral Agent, either Facing Agent or the Swingline Lender, (ii) any Lender which is a fund may pledge all or any portion of its rights under this Agreement to its trustee or other creditor in support of its obligations to its trustee or other creditor without the prior written consent of either Borrower, the Administrative Agent, the Collateral Agent, either Facing Agent or the Swingline Lender and (iii) any Lender may at any time assign or pledge all or any portion of its rights under this Agreement to direct or indirect contractual counterparties in swap agreements related to the Loans, PROVIDED that no such assignment pursuant to CLAUSE (i), (ii) or (iii) shall release a Lender from any of its obligations hereunder or substitute any such Bank or trustee for such Lender as a party hereto.

     (h) Except as provided in ARTICLE III and SECTION 2.22, respectively, neither Facing Agent nor the Swingline Lender may assign or delegate any of its respective rights and duties hereunder without the prior written consent of the Borrowers, each Agent and the Administrative Agent.

     SECTION 11.05. EXPENSES; INDEMNITY. (a) The Borrowers agree, jointly and severally, to pay all reasonable out-of-pocket expenses incurred by the Agents, the Administrative Agent, the Canadian Administrative Agent, the Collateral Agent, the Facing Agents and the Swingline Lender in connection with the preparation, execution and delivery of this Agreement and the other Loan Documents (including all costs relating to due diligence) or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby contemplated shall be consummated) or incurred by the Agents, the Administrative Agent, the Canadian Administrative Agent, the Collateral Agent, the Facing Agents, the Swingline Lender or any Lender in connection with the enforcement or protection of their rights in connection with this Agreement and the other Loan Documents or in connection with the Loans made or the Letters of Credit issued hereunder, including the reasonable fees, disbursements and other charges of Cravath, Swaine & Moore, counsel for JPMCB and DB, and, in connection with any such enforcement or protection, the reasonable

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fees, disbursements and other charges of any other counsel (including allocated costs of internal counsel) for the Agents, the Administrative Agent, the Canadian Administrative Agent, the Swingline Lender, the Collateral Agent, the Facing Agents or any Lender. The Borrowers further agree to indemnify the Agents, the Administrative Agent, the Canadian Administrative Agent, the Collateral Agent, the Facing Agents, the Swingline Lender and the Lenders from, and hold them harmless against, any documentary taxes, assessments or similar charges made by any Governmental Authority by reason of the execution and delivery of this Agreement or any of the other Loan Documents.

     (b) Borrowers agree, jointly and severally, to indemnify the Arrangers, each Agent, the Administrative Agent, the Canadian Administrative Agent, the Collateral Agent, the Facing Agents, the Swingline Lender and each Lender and each of their respective directors, officers, employees, trustees, advisors and agents (each such person being called an "INDEMNITEE") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, disbursements and other charges, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the Transactions and the other transactions contemplated hereby or thereby, (ii) the use of the Letters of Credit or the proceeds of the Loans and the Swingline Loans, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto or (iv) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by either Borrower or any of the Subsidiaries or any of their respective predecessors or any liability under any Environmental Law related in any way to either Borrower or any of the Subsidiaries, PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or wilful misconduct of such Indemnitee.

     (c) The provisions of this SECTION 11.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans or the Swingline Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Agents, the Administrative Agent, the Canadian Administrative Agent, the Collateral Agent, Facing Agents, the Swingline Lender or any Lender. All amounts due under this
SECTION 11.05 shall be payable on written demand therefor.

     SECTION 11.06. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized, in addition to any other right or remedy that any Lender may have by operation of law or otherwise, at any time and from time to time, without notice to either Borrower (any such notice being expressly waived by each Borrower), to exercise its banker's lien or right of combination of accounts or right of setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Lender to or for the credit or the account of any Loan Party against any of and all the obligations of the Borrowers now or hereafter existing under this

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Agreement and other Loan Documents held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured.

     SECTION 11.07. APPLICABLE LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN THE MORTGAGES, THE SECURITY AGREEMENT (CANADIAN), THE HYPOTHECS, THE BONDS, THE BOND PLEDGE AGREEMENTS, THE REVOLVING (CANADIAN) FACILITY LETTERS OF CREDIT, THE BANKERS' ACCEPTANCES, THE BANK ACT SECURITY, THE SSC CANADA SUBSIDIARY GUARANTEE AGREEMENT, THE QUEBEC SUBSIDIARY GUARANTEE AGREEMENT AND THE PLEDGE AGREEMENT (CANADIAN)) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF TITLE 14 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES THEREOF.

     SECTION 11.08. WAIVERS; AMENDMENT. (a) No failure or delay on the part of any Agent, the Administrative Agent, the Facing Agent, the Swingline Lender or any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuation of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Administrative Agent, the Facing Agent, the Swingline Lender and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Loan Parties therefrom shall in any event be effective unless the same shall be permitted by PARAGRAPH (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Loan Parties in any case shall entitle the Loan Parties to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement or any of the other Loan Documents nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by each Borrower and the Required Lenders and (ii) in the case of any other Loan Document, pursuant to an agreement or agreements entered into by the parties to such Loan Document, in each case with the consent of the Required Lenders; PROVIDED, HOWEVER, that no such agreement shall (i) decrease the principal amount of, or extend the final scheduled maturity of or date for the payment of any interest on any Loan, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan, without the prior written consent of each Lender affected thereby, (ii) increase the amount of or extend the termination date of the Commitment or decrease or extend the date for payment of any Fee owing to any Lender without the prior written consent of such Lender, (iii) amend or modify the pro rata sharing provisions of SECTION 2.17 or the provisions of SECTION 11.03 concerning the assignment of either Borrower's obligations hereunder, the provisions of this SECTION 11.08, the percentage in the definition of the term "Required Lenders" or the percentage in the definition of the term "Majority Vote" or release either Borrower or any

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Guarantor (except as expressly contemplated by any Loan Document) or all or substantially all of the Collateral (except as expressly contemplated by any Loan Document), without the prior written consent of each Lender, (iv) with respect to the Term Loans, modify the pro rata sharing requirements of
SECTION 2.13(f), change the application of any prepayments or scheduled repayments of the Term Loans, reduce the amount of or waive any prepayments or scheduled repayments of the Term Loans or extend the time of payment for prepayments or scheduled repayments of Term Loans without a Majority Vote, by Class, of the Lenders holding Loans adversely affected thereby (other than any such agreement that merely adds an additional tranche of Term Loans entitled to the benefits of such pro rata provisions) or (v) with respect to the revolving facilities hereunder, modify the pro rata requirements of SECTION 2.02(d), 2.09(d), or 2.12(c), change the application of any prepayments of the Revolving Loans, reduce the amount of or waive any prepayments of the Revolving Loans or extend the time of payment for prepayments of Revolving Loans without a Majority Vote, by Class, of the Lenders holding Commitments or Loans adversely affected thereby; PROVIDED, FURTHER, HOWEVER, that no such agreement shall amend, modify or otherwise affect the rights or duties of any Agent, the Administrative Agent, the Swingline Lender or the Facing Agent hereunder or under any other Loan Document without the prior written consent of such Agent, the Administrative Agent, the Swingline Lender or the Facing Agent, as the case may be.

     SECTION 11.09. RELEASE OF COLLATERAL. Each Lender hereby directs the Collateral Agent to release, or to cause the Trustee to release, any Lien held by it under the Security Documents under the following circumstances:

          (a) upon final and indefeasible payment in full in cash of the Loans and Obligations (other than unasserted contingent and indemnification obligations which expressly survive termination) and termination of all Commitments and termination hereof, the Collateral Agent is authorized to release, or cause the Trustee to release, all of the Liens created under the Loan Documents;

          (b) upon any sale or other disposition of Collateral permitted hereunder, the Collateral Agent is authorized to release, or to cause the Trustee to release, such Liens that relate solely to the Collateral sold or otherwise disposed; and

          (c) upon consent by the Required Lenders, the Collateral Agent is authorized to release, or to cause the Trustee to release such Liens on any part of the Collateral which release does not require the consent of all of the Lenders as set forth in SECTION 11.08;

PROVIDED, HOWEVER, that (i) the Collateral Agent shall not be required to execute, or cause the Trustee to execute, any such document on terms which, in its opinion, would expose it or the Trustee to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of either Borrower or any of the Subsidiaries in respect of) all interests retained by the Borrowers or any of the Subsidiaries.

     SECTION 11.10. INTEREST RATE LIMITATION. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges that are

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treated as interest under applicable law (collectively, the "CHARGES"), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender or the Swingline Lender, shall exceed the maximum lawful rate (the "MAXIMUM RATE") that may be contracted for, charged, taken, received or reserved by such Lender or the Swingline Lender in accordance with applicable law, the rate of interest payable to such Lender or the Swingline Lender hereunder, together with all Charges payable to such Lender or the Swingline Lender, shall be limited to the Maximum Rate.

     SECTION 11.11. ENTIRE AGREEMENT. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to any Agent, the Administrative Agent, the Collateral Agent or either of the Facing Agents constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

     SECTION 11.12. WAIVER OF JURY TRIAL. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement or any of the other Loan Documents. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the other Loan Documents, as applicable, by, among other things, the mutual waivers and certifications in this SECTION 11.12.

     SECTION 11.13. SEVERABILITY. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 11.14. HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     SECTION 11.15. CONFIDENTIALITY. (a) Each Lender agrees not to disclose to any Person the Information (as defined below) in accordance with such Lender's customary procedures for non-disclosure of confidential information of third parties of this nature and in accordance with safe and sound lending practices without the prior written consent of the Borrowers, which consent shall not be unreasonably withheld, except that any Lender shall be permitted to disclose Information (i) to its and its Affiliates' officers, directors, employees, agents and representatives (including its auditors and counsel) or to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional

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advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees in writing to be bound by the provisions of this SECTION 11.15); (ii) to the extent (A) required by applicable laws and regulations or by any subpoena or similar legal process or (B) requested or required by any regulatory authority or The National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio; (iii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Agreement, (B) becomes available to such Lender on a non-confidential basis from a source other than a Loan Party or its Affiliates or (C) was available to such Lender on a non-confidential basis prior to its disclosure to such Lender by a Loan Party or its Affiliates; (iv) to any actual or prospective assignee of, or prospective purchaser of a participation in, the rights of such Lender hereunder, in each case subject to PARAGRAPH (c) below; or (v) in connection with any suit, action or proceeding relating to the enforcement of rights hereunder or under any other Loan Document or in connection with the transactions contemplated hereby. As used in this
SECTION 11.15, as to any Lender, the term "INFORMATION" shall mean the Confidential Information Memorandum and any other materials, documents and information that either Borrower or any of its Affiliates may have furnished or may hereafter furnish to any Lender in connection with this Agreement.

     (b) Each Lender agrees that it will use the Information only for purposes related to the transactions contemplated hereby and by the other Loan Documents, PROVIDED that (i) if the conditions referred to in any of SUBCLAUSES (A) through
(C) of CLAUSE (iii) of PARAGRAPH (a) above are met, such Lender may otherwise use the Information and (ii) if such Lender or any of its Affiliates is otherwise a creditor of a Loan Party, such Lender or any such Affiliate may use the Information in connection with its other credits to such Loan Party.

     (c) Each Lender agrees that it will not disclose any of the Information to any actual or prospective assignee of such Lender or participant in any rights of such Lender under this Agreement unless such actual or prospective assignee or participant first executes and delivers to such Lender or the Borrowers a confidentiality letter containing substantially the undertakings set forth in this SECTION 11.15.

     SECTION 11.16. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Loan Party or its properties in the courts of any jurisdiction.

     (b) Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the

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laying of venue of any suit, action or proceeding arising out of or relating to this agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in SECTION 11.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 11.17. FLORIDA REAL PROPERTY. The parties hereto hereby acknowledge that the Revolving Loans, the Revolving (Supplemental) Loans and the Swingline Loans are secured by real and personal property located both inside and outside the State of Florida and hereby agree that for purposes of calculating intangible taxes due under Section 199.133, Florida Statutes, the first amounts advanced as Revolving Loans, Revolving (Supplemental) Loans and Swingline Loans shall be deemed to be the portion allocable to the Collateral consisting of real property located in the State of Florida, and such portion allocable to such Collateral shall also be deemed to be the last to be repaid under the terms hereof. Nothing herein shall limit the any secured party's right to recover or realize from the Collateral located in the State of Florida amounts in excess of that allocated to the Revolving Loans, Revolving (Supplemental) Loans or Swingline Loans or to apply amounts so recovered or realized against the Obligations in such order as the Agent named in the applicable security filing shall determine in its sole discretion.

     SECTION 11.18. EFFECT OF RESTATEMENT. This Agreement shall, except as otherwise expressly set forth herein, supersede the Existing Stone Credit Agreement and replace the Existing SSC Canada Credit Agreement from and after the Restatement Date with respect to the transactions hereunder and with respect to the Loans thereunder and the Existing Letters of Credit. The parties hereto acknowledge and agree, however, that (i) this Agreement and all other Loan Documents executed and delivered herewith do not constitute a novation, payment and reborrowing or termination of the obligations under the Existing Stone Credit Agreement (as such obligations are defined therein) and the other loan documents relating thereto as in effect immediately prior to the Restatement Date, (ii) such obligations are in all respects continuing with only the terms being modified as provided in this Agreement and the other Loan Documents relating hereto, (iii) the liens and security interests in favor of the either Agent for the benefit of the Lenders and the other secured parties securing payment of such obligations are in all respects continuing and in full force and effect with respect to all Obligations and (iv) all references in the other Loan Documents to this Agreement shall be deemed to refer without further amendment to this Agreement.

     SECTION 11.19. JUDGMENT CURRENCY. (a) Except as otherwise provided in
SECTION 10.03, the Borrowers' obligations hereunder and the Borrowers' and the other Loan Parties' obligations under the other Loan Documents to make payments in U.S. Dollars or in Canadian Dollars (the "OBLIGATION CURRENCY") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the applicable Administrative Agent, the Collateral Agent, the applicable Facing Agent or the applicable Lender of the full amount of the Obligation Currency expressed to be payable to the applicable Administrative Agent, the Collateral Agent, the applicable Facing

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Agent or the applicable Lender under this Agreement or the other Loan Documents.
If, for the purpose of obtaining or enforcing judgment against either Borrower or any other Loan Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation
Currency (such other currency being hereinafter referred to as the "JUDGMENT CURRENCY") an amount due in the Obligation Currency, the conversion shall be made, at the Exchange Rate, in the case of Canadian Dollars or U.S. Dollars, and, in the case of other currencies, the rate of exchange (as quoted by the Administrative Agent or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent) determined, in each case, as of the date immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "JUDGMENT CURRENCY CONVERSION DATE").

     (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Borrowers covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

     (c) For purposes of determining the amount of any payment in the Obligation Currency under this Section, the rate of exchange used shall take into account any premium and costs payable in connection with the purchase of the Obligation Currency.

     SECTION 11.20. CERTAIN RELATIONSHIPS. Nothing contained in this Agreement and no action taken by any Agent, the Administrative Agent, the Canadian Administrative Agent or any Lender pursuant hereto shall be deemed to constitute the Agents, the Administrative Agent, the Canadian Administrative Agent or the Lenders a partnership, an association, a joint venture or other entity. None of the Agents, the Administrative Agent, the Canadian Administrative Agent or the Lenders has any fiduciary relationship with or any fiduciary duty to either Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Agents, the Administrative Agent, the Canadian Administrative Agent and the Lenders, on the one hand, and the Borrowers, on the other hand, in connection herewith or therewith is solely that of debtor and creditor.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers or attorneys as of the day and year first above written.

                                          STONE CONTAINER CORPORATION,

                                          by
                                              /s/ Jeffrey S. Beyersdorfer
                                             -----------------------------------
                                          Name:  Jeffrey S. Beyersdorfer
                                          Title: Vice President and Treasurer


                                          SMURFIT-STONE CONTAINER CANADA INC.,

                                          by
                                              /s/ Jeffrey S. Beyersdorfer
                                             -----------------------------------
                                          Name:  Jeffrey S. Beyersdorfer
                                          Title: Vice President and Treasurer


                                          DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                          individually, and as Collateral Agent,
                                          Administrative Agent, Swingline
                                          Lender, and Revolving Facility Facing
                                          Agent,

                                          by
                                              /s/ Mary Jo Jolly
                                             -----------------------------------
                                          Name:  Mary Jo Jolly
                                          Title: Assistant Vice President


                                          DEUTSCHE BANK AG, CANADA BRANCH,
                                          individually, and as Canadian
                                          Administrative Agent and Revolving
                                          (Canadian) Facility Facing Agent,

                                          by
                                              /s/ Karyn Curran
                                             -----------------------------------
                                          Name:  Karyn Curran
                                          Title: Credit Product Manager


                                          by
                                              /s/ Marla Gorzen
                                             -----------------------------------
                                          Name:  Marla Gorzen
                                          Title: Vice President

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

                                          JPMORGAN CHASE BANK, individually, and
                                          as Agent,

                                          by
                                              /s/ Marian N. Schulman
                                             -----------------------------------
                                          Name:  Marian N. Schulman
                                          Title: Vice President


                                          BANK OF AMERICA, N.A., individually,
                                          and as Co-Documentation Agent,

                                          by
                                              /s/ Thomas R. Sullivan
                                             -----------------------------------
                                          Name:  Thomas R. Sullivan
                                          Title: Vice President


                                          THE BANK OF NOVA SCOTIA, individually,
                                          and as Co-Documentation Agent,

                                          by
                                              /s/ N. Bell
                                             -----------------------------------
                                          Name:  N. Bell
                                          Title: Senior Manager


                                          BANK ONE, N.A.,

                                          by
                                              /s/ Michael Rhodes
                                             -----------------------------------
                                          Name:  Michael Rhodes
                                          Title: Vice President


                                          CITIBANK, N.A.,

                                          by
                                              /s/ David L. Harris
                                             -----------------------------------
                                          Name:  David L. Harris
                                          Title: Vice President

                                          CREDIT INDUSTRIEL ET COMMERCIAL,

                                          by
                                              /s/ Sean Mounier
                                             -----------------------------------
                                          Name:  Sean Mounier
                                          Title: First Vice President

                                          by
                                              /s/ Brian O'Leary
                                             -----------------------------------
                                          Name:  Brian O'Leary
                                          Title: Vice President


                                          DRESDNER BANK AG, NEW YORK AND GRAND
                                          CAYMAN BRANCHES,

                                          by
                                              /s/ John A. Ramelli
                                             -----------------------------------
                                          Name:  John A. Ramelli
                                          Title: Vice President


                                          by
                                              /s/ Vincent Carotenuto
                                             -----------------------------------
                                          Name:  Vincent Carotenuto
                                          Title: Associate


                                          FOOTHILL INCOME TRUST, L.P.,

                                          by FIT GP, LLC, its General Partner,
                                          by
                                              /s/ Jeff Nikora
                                             -----------------------------------
                                          Name:  Jeff Nikora
                                          Title: Managing Member


                                          JPMORGAN CHASE BANK, TORONTO BRANCH,

                                          by
                                              /s/ Christine Chan
                                             -----------------------------------
                                          Name:  Christine Chan
                                          Title: Vice President

                                          REGIONS BANK,

                                          by
                                              /s/ Tammy M. Foshee
                                             -----------------------------------
                                          Name:  Tammy M. Foshee
                                          Title: Assistant Vice President


                                          TEXTRON FINANCIAL CORPORATION,

                                          by
                                              /s/ Matthew J. Colgan
                                             -----------------------------------
                                          Name:  Matthew J. Colgan
                                          Title: Director


                                          THE BANK OF NEW YORK,

                                          by
                                              /s/ Mark Wrigley
                                             -----------------------------------
                                          Name:  Mark Wrigley
                                          Title: Assistant Vice President

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